                                                                     EXHIBIT 4.5

         =============================================================




                             AMENDED AND RESTATED
                             DECLARATION OF TRUST


                      First Commonwealth Capital Trust I


                               September 8, 1999



         =============================================================

                               Table of Contents

                                                                           Page
                                                                           ----

                                   ARTICLE I
                        INTERPRETATION AND DEFINITIONS
SECTION 1.1.  Definitions.............................................        1

                                  ARTICLE II
                              TRUST INDENTURE ACT


SECTION 2.1.  Trust Indenture Act Application.........................        8
SECTION 2.2.  Lists of Holders of Securities..........................        9
SECTION 2.3.  Reports by the Property Trustee.........................        9
SECTION 2.4.  Periodic Reports to Property Trustee....................        9
SECTION 2.5.  Evidence of Compliance with Conditions
              Precedent...............................................       10
SECTION 2.6.  Events of Default; Waiver...............................       10
SECTION 2.7.  Event of Default: Notice................................       12

                                  ARTICLE III
                                  ORGANIZATION

SECTION 3.1.  Name....................................................       12
SECTION 3.2.  Office..................................................       12
SECTION 3.3.  Purpose.................................................       13
SECTION 3.4.  Authority...............................................       13
SECTION 3.5.  Title to Property of the Trust..........................       13
SECTION 3.6.  Powers and Duties of the Administrative
              Trustees................................................       13
SECTION 3.7.  Prohibition of Actions by the Trust and the
              Trustees................................................       16
SECTION 3.8.  Powers and Duties of the Property Trustee...............       17
SECTION 3.9.  Certain Duties and Responsibilities of the
              Property Trustee........................................       19
SECTION 3.10. Certain Rights of Property Trustee......................       20
SECTION 3.11. Delaware Trustee........................................       22
SECTION 3.12. Execution of Documents..................................       23
SECTION 3.13. Not Responsible for Recitals or Issuance of
              Securities..............................................       23
SECTION 3.14. Duration of Trust.......................................       23
SECTION 3.15. Mergers.................................................       23

                                  ARTICLE IV
                                    SPONSOR

SECTION 4.1.  Sponsor's Purchase of Common Securities.................       25
SECTION 4.2.  Responsibilities of the Sponsor.........................       25
SECTION 4.3.  Right To Proceed........................................       25

                                   ARTICLE V
                                   TRUSTEES

SECTION 5.1.  Number of Trustees: Appointment of Co-Trustee...........       26
SECTION 5.2.  Delaware Trustee........................................       26
SECTION 5.3.  Property Trustee; Eligibility...........................       27
SECTION 5.4.  Certain Qualifications of Administrative Trustees and
              Delaware Trustee  Generally.............................       28
SECTION 5.5.  Administrative Trustees.................................       28
SECTION 5.6.  Delaware Trustee........................................       28
SECTION 5.7.  Appointment, Removal and Resignation of Trustees........       28
SECTION 5.8.  Vacancies among Trustees................................       30
SECTION 5.9.  Effect of Vacancies.....................................       30
SECTION 5.10. Meetings................................................       30
SECTION 5.11. Delegation of Power.....................................       31
SECTION 5.12. Merger, Conversion, Consolidation or Succession
              to Business.............................................       31

                                  ARTICLE VI
                                 DISTRIBUTIONS

SECTION 6.1.  Distributions...........................................       31

                                  ARTICLE VII
                            ISSUANCE OF SECURITIES

SECTION 7.1.  General Provisions Regarding Securities.................       32
SECTION 7.2.  Execution and Authentication............................       32
SECTION 7.3.  Form and Dating.........................................       33
SECTION 7.4.  Registrar, Paying Agent and Exchange Agent..............       35
SECTION 7.5.  Paying Agent to Hold Money in Trust.....................       35
SECTION 7.6.  Replacement Securities..................................       35
SECTION 7.7.  Outstanding Capital Securities..........................       36
SECTION 7.8.  Capital Securities in Treasury..........................       36
SECTION 7.9.  Temporary Securities....................................       36
SECTION 7.10. Cancellation............................................       37
SECTION 7.11. CUSIP Numbers...........................................       37

                                 ARTICLE VIII
                             TERMINATION OF TRUST

SECTION 8.1.  Termination of Trust....................................       38

                                  ARTICLE IX
                             TRANSFER OF INTERESTS

SECTION 9.1.  Transfer of Securities..................................       39
SECTION 9.2.  Transfer Procedures and Restrictions....................       39
SECTION 9.3.  Book Entry Interests....................................       48

SECTION 9.4.  Notices to Clearing Agency..............................       49
SECTION 9.5.  Appointment of Successor Clearing Agency................       49

                                   ARTICLE X
     LIMITATION OF LIABILITY OF HOLDERS  OF SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1. Liability...............................................       49
SECTION 10.2. Exculpation.............................................       49
SECTION 10.3. Fiduciary Duty..........................................       50
SECTION 10.4. Indemnification.........................................       51
SECTION 10.5. Outside Businesses......................................       53
SECTION 10.6. Compensation; Fees......................................       54

                                  ARTICLE XI
                                  ACCOUNTING

SECTION 11.1. Fiscal Year.............................................       54
SECTION 11.2. Certain Accounting Matters..............................       54
SECTION 11.3. Banking.................................................       55
SECTION 11.4. Withholding.............................................       55

                                  ARTICLE XII
                            AMENDMENTS AND MEETINGS

SECTION 12.1. Amendments..............................................       55
SECTION 12.2. Meetings of the Holders; Action by Written Consent......       57

                                 ARTICLE XIII
           REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE

SECTION 13.1. Representations and Warranties of Property Trustee......       59
SECTION 13.2. Representations and Warranties of Delaware Trustee......       59

                                  ARTICLE XIV
                              REGISTRATION RIGHTS

SECTION 14.1. Registration Rights Agreement...........................       60

                                  ARTICLE XV
                                 MISCELLANEOUS

SECTION 15.1. Notices.................................................       60
SECTION 15.2. Governing Law...........................................       61
SECTION 15.3. Intention of the Parties................................       61
SECTION 15.4. Headings................................................       62
SECTION 15.5. Successors and Assigns..................................       62
SECTION 15.6. Partial Enforceability..................................       62
SECTION 15.7. Counterparts............................................       62

ANNEX 1        TERMS OF SECURITIES....................................      I-1
EXHIBIT A-1    FORM OF CAPITAL SECURITY CERTIFICATE...................     A1-1
EXHIBIT A-2    FORM OF COMMON SECURITY CERTIFICATE....................     A2-1
EXHIBIT B      FORM OF PURCHASE AGREEMENT.............................      B-1

                   AMENDED AND RESTATED DECLARATION OF TRUST
                                      OF
                      FIRST COMMONWEALTH CAPITAL TRUST I

                               September 8, 1999

          AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration"), dated and effective as of September 8, 1999, by the Trustees (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Declaration.

                                  WITNESSETH:

          WHEREAS, certain of the Trustees and the Sponsor established First Commonwealth Capital Trust I (the "Trust"), a trust created under the Delaware Business Trust Act pursuant to a Declaration of Trust dated as of August 16, 1999 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on August 16, 1999, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures of the Debenture Issuer (each as hereinafter defined); and

          WHEREAS, as of the date hereof, no interests in the Trust have been issued;

          WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration; and

          NOW, THEREFORE, it being the intention of the parties hereto to set up the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                   ARTICLE I
                        INTERPRETATION AND DEFINITIONS

SECTION 1.1.   Definitions.
               -----------

          Unless the context otherwise requires:

          1. capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this
     Section 1.1;

          2. a term defined anywhere in this Declaration has the same meaning throughout;

          3. all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

          4. all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

          5. a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

          6.   a reference to the singular includes the plural and vice versa.

          "Administrative Trustee" has the meaning set forth in Section 5.1.
           ----------------------

          "Affiliate" has the same meaning as given to that term in Rule 405
           ---------
under the Securities Act or any successor rule thereunder.

          "Agent" means any Paying Agent, Registrar or Exchange Agent.
           -----

          "Authorized Officer" of a Person means any other Person that is
           ------------------
authorized to legally bind such former Person.

          "Book Entry Interest" means a beneficial interest in a Global Capital
           -------------------
Security registered in the name of a Clearing Agency or its nominee, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.3.

          "Business Day" means any day other than a Saturday or a Sunday or a
           ------------
day on which banking institutions in the City of New York are authorized or required by law or executive order to close.

          "Business Trust Act" means Chapter 38 of Title 12 of the Delaware
           ------------------
Code, 12 Del. Code (S)3801 et seq., as it may be amended from time to time, or
                           -- ---
any successor legislation.

          "Capital Security Beneficial Owner" means, with respect to a Book
           ---------------------------------
Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

          "Capital Securities" means, collectively, the Series A Capital
           ------------------
Securities and the Series B Capital Securities.

          "Capital Securities Guarantee" means, collectively, the Series A
           ----------------------------
Capital Securities Guarantee and the Series B Capital Securities Guarantee, as amended from time to time.

          "Clearing Agency" means an organization registered as a "Clearing
           ---------------
Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Capital Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Capital Security and which shall undertake to effect book entry transfers and pledges of the Capital Securities.

          "Clearing Agency Participant" means a broker, dealer, bank, other
           ---------------------------
financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

          "Closing Time" means a "Closing Time" under the Purchase Agreement.
           ------------

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time, or any successor legislation.

          "Commission" means the United States Securities and Exchange
           ----------
Commission as from time to time constituted, or if any time after the execution of this Declaration such Commission is not existing and performing the duties now assigned to it under applicable Federal securities laws, then the body performing such duties at such time.

          "Common Securities" has the meaning specified in Section 7.1(a).
           -----------------

          "Common Securities Guarantee" means the guarantee agreement dated as
           ---------------------------
of September 8, 1999 of the Sponsor in respect of the Common Securities, as amended from time to time.

          "Company Indemnified Person" means (a) any Administrative Trustee; (b)
           --------------------------
any Affiliate of any Administrative Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrative Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

          "Corporate Trust Office" means the office of the Property Trustee at
           ----------------------
which the corporate trust business of the Property Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Declaration is located at 450 West 33rd Street, 15th Floor, New York, New York 10001.

          "Covered Person" means: (a) any officer, director, shareholder,
           --------------
partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

          "Debenture Issuer" means First Commonwealth Financial Corporation, a
           ----------------
Pennsylvania corporation, or any successor entity resulting from any consolidation, amalgamation, merger or other business combination, in its capacity as issuer of the Debentures under the Indenture.

          "Debenture Trustee" means The Chase Manhattan Bank, a New York banking
           -----------------
corporation, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

          "Debentures" means, collectively, the Series A Debentures and the
           ----------
Series B Debentures.

          "Default" means an event, act or condition that with notice of lapse
           -------
of time, or both, would constitute an Event of Default.

          "Definitive Capital Securities" shall have the meaning set forth in
           -----------------------------
Section 7.3(c).

          "Delaware Trustee" has the meaning set forth in Section 5.2.
           ----------------

          "Direct Action" shall have the meaning set forth in Section 3.8(e).
           -------------

          "Distribution" means a distribution payable to Holders in accordance
           ------------
with Section 6.1.

          "DTC" means The Depository Trust Company, the initial Clearing Agency.
           ---

          "Event of Default" in respect of the Securities means an Event of
           ----------------
Default (as defined in the Indenture) that has occurred and is continuing in respect of the Debentures.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended
           ------------
from time to time, or any successor legislation.

          "Exchange Agent" has the meaning set forth in Section 7.4.
           --------------

          "Exchange Offer" means the offer that may be made pursuant to the
           --------------
Registration Rights Agreement (i) by the Trust to exchange Series B Capital Securities for Series A Capital Securities and (ii) by the Debenture Issuer to exchange Series B Debentures for Series A Debentures and the Series B Capital Securities Guarantee for the Series A Capital Securities Guarantee.

          "Federal Reserve Board" means the Board of Governors of the Federal
           ---------------------
Reserve System.

          "Fiduciary Indemnified Person" has the meaning set forth in Section
           ----------------------------
10.4(b).

          "Global Capital Securities" has the meaning set forth in Section
           -------------------------
7.3(a).

          "Holder" means a Person in whose name a Security is registered, such
           ------
Person being a beneficial owner within the meaning of the Business Trust Act.

          "Indemnified Person" means a Company Indemnified Person or a Fiduciary
           ------------------
Indemnified Person.

          "Indenture" means the Indenture dated as of September 8, 1999, between
           ---------
the Debenture Issuer and The Chase Manhattan Bank, as Trustee, as amended from time to time.

          "Initial Closing Time" means the Initial Closing Time as defined in
           --------------------
the Purchase Agreement.

          "Investment Company" means an investment company as defined in the
           ------------------
Investment Company Act.

          "Investment Company Act" means the Investment Company Act of 1940, as
           ----------------------
amended from time to time, or any successor legislation.

          "Legal Action" has the meaning set forth in Section 3.6(g).
           ------------

          "Like Amount" has the meaning set forth in Section 3 of Annex I
           -----------
hereto.

          "List of Holders" has the meaning set forth in Section 2.2.
           ---------------

          "Majority in liquidation amount" means, with respect to the Trust
           ------------------------------
Securities, except as provided in the terms of the Capital Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

          "Offering Memorandum" has the meaning set forth in Section 3.6(b).
           -------------------

          "Officers' Certificate" means, with respect to any Person, a
           ---------------------
certificate signed by any of the Chairman, a Vice Chairman, the Chief Executive Officer, the President, a Vice President, the Comptroller, the Secretary or an Assistant Secretary of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

          (a) a statement that the officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

          (b) a brief statement of the nature and scope of the examination or investigation undertaken by the officer in rendering the Certificate;

          (c) a statement that such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of such officer, such condition or covenant has been complied with.

          "Opinion of Counsel" shall mean a written opinion of counsel, who may
           ------------------
be an employee of the Sponsor, and who shall be reasonably acceptable to the Property Trustee.

          "Paying Agent" has the meaning specified in Section 7.4.
           ------------

          "Person" means a legal person, including any individual, corporation,
           ------
estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

          "PORTAL Market" means the Private Offerings, Resales and Trading
           -------------
through Automated Linkages Market.

          "Property Trustee" has the meaning set forth in Section 5.3(a).
           ----------------

          "Property Trustee Account" has the meaning set forth in Section
           ------------------------
3.8(c).

          "Purchase Agreement" means the Purchase Agreement for the initial
           ------------------
offering and sale of Capital Securities in the form of Exhibit B.

          "QIBs" shall mean qualified institutional buyers as defined in Rule
           ----
144A.

          "Quorum" means a majority of the Administrative Trustees or, if there
           ------
are only two Administrative Trustees, both of them.

          "Registrar" has the meaning set forth in Section 7.4.
           ---------

          "Registration Rights Agreement" means the Registration Rights
           -----------------------------
Agreement dated as of September 8, 1999, by and among the Trust, the Debenture Issuer and the Initial Purchaser named therein, as amended from time to time.

          "Registration Statement" has the meaning set forth in the Registration
           ----------------------
Rights Agreement.

          "Regulation S" means Regulation S under the Securities Act, as such
           ------------
regulation may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

          "Regulation S Global Capital Security" has the meaning set forth in
           ------------------------------------
Section 7.3(a).

          "Related Party" means, with respect to the Sponsor, any direct or
           -------------
indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

          "Responsible Officer" means, with respect to the Property Trustee, any
           -------------------
officer within the Corporate Trust Office of the Property Trustee with direct responsibility for the administration of this Declaration and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

          "Restricted Definitive Capital Securities" has the meaning set forth
           ----------------------------------------
in Section 7.3(c).

          "Restricted Capital Security" means a Capital Security required by
           ---------------------------
Section 9.2 to contain a Restricted Securities Legend.

          "Restricted Securities Legend" has the meaning set forth in Section
           ----------------------------
9.2(h).

          "Rule 3a-5" means Rule 3a-5 under the Investment Company Act, or any
           ---------
successor rule or regulation.

          "Rule 144" means Rule 144 under the Securities Act, as such rule may
           --------
be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

          "Rule 144A" means Rule 144A under the Securities Act, as such rule may
           ---------
be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

          "Rule 144A Global Capital Security" has the meaning set forth in
           ---------------------------------
Section 7.3(a).

          "Second Closing Time" means the Second Closing Time as defined in the
           -------------------
Purchase Agreement.

          "Securities" or "Trust Securities" means the Common Securities and the
           ----------      ----------------
Capital Securities.

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time, or any successor legislation.

          "Securities Guarantees" means the Common Securities Guarantee and the
           ---------------------
Capital Securities Guarantee.

          "Series A Capital Securities" has the meaning specified in Section
           ---------------------------
7.1(a).

          "Series B Capital Securities" has the meaning specified in Section
           ---------------------------
7.1(a).

          "Series A Capital Securities Guarantee" means the guarantee agreement
           -------------------------------------
dated as of September 8, 1999 of Sponsor in respect of the Series A Capital Securities, as amended from time to time.

          "Series B Capital Securities Guarantee" means the guarantee agreement
           -------------------------------------
to be entered in connection with the Exchange Offer by the Sponsor in respect of the Series B Capital Securities, as amended from time to time.

          "Series A Debentures" means the Series A 9.50% Junior Subordinated
           -------------------
Deferrable Interest Debentures due September 1, 2029 of the Debenture Issuer issued pursuant to the Indenture.

          "Series B Debentures" means the Series B 9.50% Junior Subordinated
           -------------------
Deferrable Interest Debentures due September 1, 2029 of the Debenture Issuer issued pursuant to the Indenture.

          "Special Event" has the meaning set forth in Section 4(c) of Annex I
           -------------
hereto.

          "Sponsor" means First Commonwealth Financial Corporation, a
           -------
Pennsylvania corporation, or any successor entity resulting from any merger, consolidation, amalgamation or other business combination, in its capacity as sponsor of the Trust.

          "Super Majority" has the meaning set forth in Section 2.6(a)(ii).
           --------------

          "10% in liquidation amount" means, with respect to the Trust
           -------------------------
Securities, except as provided in the terms of the Capital Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

          "Treasury Regulations" means the income tax regulations, including
           --------------------
temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

          "Trustee" or "Trustees" means each Person who has signed this
           -------      --------
Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as
           -------------------
amended from time to time, or any successor legislation.

          "Unrestricted Global Capital Security" has the meaning set forth in
           ------------------------------------
Section 9.2(b).

                                  ARTICLE II
                              TRUST INDENTURE ACT

SECTION 2.1.   Trust Indenture Act Application.
               -------------------------------

          (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

          (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

          (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by (S)(S) 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

          (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

SECTION 2.2.   Lists of Holders of Securities.
               ------------------------------

          (a) Each of the Sponsor and the Administrative Trustees on behalf of the Trust Registrar for the Securities (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders ("List of Holders") as of such record date, provided that neither the Sponsor nor the Administrative Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Administrative Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Registrar (if acting in such capacity), provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

          (b)  The Property Trustee shall comply with its obligations under
(S)(S) 311(a), 311(b) and 312(b) of the Trust Indenture Act.

SECTION 2.3.   Reports by the Property Trustee.
               -------------------------------

          Within 60 days after May 15 of each year, commencing May 15, 2000, the Property Trustee shall provide to the Holders of the Capital Securities such reports as are required by (S) 313(a) of the Trust Indenture Act, if any, in the form and in the manner provided by (S) 313 of the Trust Indenture Act. The Property Trustee shall also comply with the other requirements of (S) 313 of the Trust Indenture Act.

SECTION 2.4.   Periodic Reports to Property Trustee.
               ------------------------------------

          Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as are required by (S) 314 (if any) and the compliance certificate required by (S) 314 of the Trust Indenture Act in the form, in the manner and at the times required by (S) 314(a)(4) of the Trust Indenture Act, such compliance certificate to be delivered annually on or before 120 days after the end of each fiscal year of the Sponsor. Delivery of such documents, reports and information to the Property Trustee is for informational purposes only and the Property Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Sponsor's compliance with any of its covenants hereunder (as to which the Property Trustee is entitled to rely exclusively on Officers' Certificates).

SECTION 2.5.   Evidence of Compliance with Conditions Precedent.
               ------------------------------------------------

          Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent provided for in this Declaration that relate to any of the matters set forth in (S) 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to (S) 314(c) (1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.

SECTION 2.6.   Events of Default; Waiver.
               -------------------------

          (a) The Holders of a Majority in liquidation amount of Capital Securities may, by vote, on behalf of the Holders of all of the Capital Securities, waive any past Event of Default in respect of the Capital Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

               (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

               (ii) requires the consent or vote of greater than a majority in aggregate principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Capital Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

The foregoing provisions of this Section 2.6(a) shall be in lieu of (S) 316(a)(1)(B) of the Trust Indenture Act and such (S) 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Capital Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Capital Securities or impair any right consequent thereon. Any waiver by the Holders of the Capital Securities of an Event of Default with respect to the Capital Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

          The Holders of a Majority in liquidation amount of the Capital Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or to direct the exercise of any trust or power conferred upon the Property Trustee, including the right to direct the Property Trustee to exercise the remedies available to it as holder of the Debentures, provided, however, that (subject to the provisions of Section 3.9) the Property Trustee shall have the right to decline to follow any such direction if the Property Trustee shall determine that the action so directed would be unjustly prejudicial to the Holders not taking part in such direction or if the Property Trustee, being advised by counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Property Trustee, in good faith, by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or Responsible Officers, shall determine that the action or proceedings so directed would involve the Property Trustee in personal liability.

          (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

               (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; or

               (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences if all Events of Default with respect to the Capital Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Capital Securities and only the Holders of the Capital Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of
(S)(S) 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such (S)(S) 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

          (c) A waiver of an Event of Default under the Indenture by the Property Trustee, at the direction of the Holders of the Capital Securities, constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of
(S) 316(a)(1)(B) of the Trust Indenture Act and such (S) 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

SECTION 2.7.   Event of Default: Notice.
               ------------------------

          (a) The Property Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notice of all Defaults with respect to the Securities actually known to a Responsible Officer of the Property Trustee, unless such Defaults have been cured before the giving of such notice; provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders.

          (b) The Property Trustee shall not be deemed to have knowledge of any default except:

               (i) a default under Sections 5.01(a), (b), (d) and (e) of the Indenture relating to the Debentures; or

               (ii) any default as to which the Property Trustee shall have received written notice or of which a Responsible Officer of the Property Trustee charged with the administration of the Declaration shall have actual knowledge.

          (c) Within ten Business Days after the occurrence of any Event of Default actually known to the Property Trustee, the Property Trustee shall transmit notice of such Event of Default to the holders of the Capital Securities, the Administrative Trustees and the Sponsor, unless such Event of Default shall have been cured or waived. The Sponsor and the Administrative Trustees shall file annually with the Property Trustee, in accordance with
Section 2.4, a certification as to whether or not they are in compliance with all the conditions and covenants applicable to them under this Declaration.

                                  ARTICLE III

                                 ORGANIZATION

SECTION 3.1.   Name.
               ----

          The Trust is named "First Commonwealth Capital Trust I" as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

SECTION 3.2.   Office.
               ------

          The address of the principal executive office of the Trust is c/o First Commonwealth Financial Corporation, 22 North Sixth Street, Indiana, Pennsylvania 15701, Attention: Chief Financial Officer. On ten Business Days written notice to the Property Trustee, the Delaware Trustee and the Holders of Securities, the Administrative Trustees may designate another principal office.

SECTION 3.3.   Purpose.
               -------

          The exclusive purposes and functions of the Trust are (a) to issue and sell Securities, (b) use the proceeds from the sale of the Securities to acquire the Debentures, and (c) except as otherwise limited herein, to engage in only those other activities necessary, advisable or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, mortgage or pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

SECTION 3.4.   Authority.
               ---------

          Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Administrative Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

SECTION 3.5.   Title to Property of the Trust.
               ------------------------------

          Except as provided in Section 3.8 with respect to the Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

SECTION 3.6.   Powers and Duties of the Administrative Trustees.
               ------------------------------------------------

          The Administrative Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

          (a) to issue and sell the Securities in accordance with this Declaration; provided, however, that except, in the case of (i) and (iii), as contemplated in Section 7.1(a), (i) the Trust may issue no more than one series of Capital Securities and no more than one series of Common Securities, (ii) there shall be no interests in the Trust other than the Securities, and (iii) the issuance of Securities shall be limited to a simultaneous issuance of both Capital Securities and Common Securities at any Closing Time,

          (b) in connection with the issue and sale of the Capital Securities and the consummation of the Exchange Offer to:

               (i) prepare and execute, if necessary, an offering memorandum (the "Offering Memorandum") in preliminary and final form prepared by the Sponsor, in relation to the offering and sale of Series A Capital Securities to qualified institutional buyers in reliance on Rule 144A under the Securities Act and to institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and outside the United States to non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act, and to execute and file with the Commission, at such time as determined by the Sponsor, any Registration Statement, including any amendments thereto, as contemplated by the Registration Rights Agreement;


               (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Capital Securities in any State in which the Sponsor has determined to qualify or register such Capital Securities for sale;

               (iii) at the direction of the Sponsor, execute and file an application, prepared by the Sponsor, to designate the Capital Securities for trading in the PORTAL Market;

               (iv) to execute and deliver letters, documents, or instruments with DTC and other Clearing Agencies relating to the Capital Securities;

               (v) if required, execute and file with the Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Capital Securities under Section 12(b) of the Exchange Act; and

               (vi) execute and enter into the Registration Rights Agreement, the Debenture Subscription Agreement and the Common Securities Subscription Agreement;


          (c) to acquire the Series A Debentures with the proceeds of the sale of the Series A Capital Securities and the Common Securities and to exchange the Series A Debentures for a like principal amount of Series B Debentures, pursuant to the Exchange Offer; provided, however, that the Administrative Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders;

          (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event;

          (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of (S)316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Capital Securities and Holders of Common Securities as to such actions and applicable record dates;

          (f) to take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of the Securities;

          (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

          (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

          (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

          (j) to give the certificate required by (S) 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Administrative Trustee;

          (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

          (l) to act as, or appoint another Person to act as, Registrar and Exchange Agent for the Securities or to appoint a Paying Agent for the Securities as provided in Section 7.4 except for such time as such power to appoint a Paying Agent is vested in the Property Trustee;

          (m) to give prompt written notice to the Property Trustee and to Holders of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

          (n) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Capital Securities or to enable the Trust to effect the purposes for which the Trust was created;

          (o) to take any action, not inconsistent with this Declaration or with applicable law, that the Administrative Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

               (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

               (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

               (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes.

          (p) to take all action necessary to consummate the Exchange Offer or otherwise cause the Capital Securities to be registered pursuant to an effective registration statement in accordance with the provisions of the Registration Rights Agreement;

          (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustees, on behalf of the Trust; and

          (r) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

          The Administrative Trustees must exercise the powers set forth in this
Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Administrative Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

          Subject to this Section 3.6, the Administrative Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

          Any expenses incurred by the Administrative Trustees pursuant to this
Section 3.6 shall be reimbursed by the Sponsor. The Administrative Trustees shall take all actions on behalf of the Trust that are not specifically required by this Declaration to be taken by any other Trustee.

SECTION 3.7.   Prohibition of Actions by the Trust and the Trustees.
               ----------------------------------------------------

          (a) The Trust shall not, and none of the Trustees (including the Property Trustee) shall cause the Trust to, engage in any activity other than as required or authorized by this Declaration. The Trust shall not:


               (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders pursuant to the terms of this Declaration and of the Securities;

               (ii) acquire any assets other than as expressly provided herein;

               (iii)  possess Trust property for other than a Trust purpose;

               (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

               (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever except as otherwise expressly provided herein;

               (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

               (vii) other than as provided in this Declaration or Section 5(b) of Annex I, (A) direct the time, method and place of conducting any proceeding with respect to any remedy available to the Debenture Trustee, or exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of an independent tax counsel experienced in such matters to the effect that such modification will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will not be classified as a grantor trust; provided, however, that where a consent under the Indenture would require the consent of each holder of Debentures affected thereby, no consent shall be given by the Property Trustee without the prior approval of each Holder of the Capital Securities.

SECTION 3.8.   Powers and Duties of the Property Trustee.
               -----------------------------------------

          (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.7. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

          (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Administrative Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

          (c)  The Property Trustee shall:

               (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments to the Holders of the Capital Securities and Holders of the Common Securities from the Property Trustee Account in accordance with Section 6.1. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Capital Securities by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

               (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Securities to the extent the Debentures are redeemed or mature; and

               (iii) upon written notice of distribution issued by the Administrative Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain events.

          (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities.

          (e) Subject to Section 3.9(a), the Property Trustee shall take any Legal Action which arises out of or in connection with (A) an Event of Default of which a Responsible Officer of the Property Trustee has actual knowledge or
(B) the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act, and if such Property Trustee shall have failed to take such Legal Action, the Holders of Capital Securities, to the fullest extent permitted by applicable law, may take such Legal Action, to the same extent as if such Holders of Capital Securities held an aggregate principal amount of Debentures equal to the aggregate liquidation amount of such Capital Securities, without first proceeding against the Property Trustee or the Trust; provided however, that if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay the principal of or premium, if any, or interest on the Debentures on the date such principal, premium, if any, or interest is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Capital Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or premium, if any, or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Capital Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of Capital Securities to the extent of any payment made by the Debenture Issuer to such Holder of Capital Securities in such Direct Action. Except as provided in the preceding sentences, the Holders of Capital Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

          (f)  The Property Trustee shall not resign as a Trustee unless either:

               (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders pursuant to the terms of the Securities; or

               (ii) a successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 5.7 (a "Successor Property Trustee").

          (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer of the Property Trustee occurs and is continuing, the Property Trustee shall, for the benefit of Holders, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

          (h) The Property Trustee shall be authorized to undertake any actions set forth in (S) 317(a) of the Trust Indenture Act.

          (i) For such time as the Property Trustee is the Paying Agent, the Property Trustee may authorize one or more Persons to act as additional Paying Agents and to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all securities and any such Paying Agent shall comply with (S) 317(b) of the Trust Indenture Act. Any such additional Paying Agent may be removed by the Property Trustee at any time the Property Trustee remains as Paying Agent and a successor Paying Agent or additional Paying Agents may be (but are not required to be) appointed at any time by the Property Trustee while it is so acting as Paying Agent.

          (j) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 3.6.

          (k) The Property Trustee shall give prompt written notice to the Holders of the Securities of any notice received by it from the Debenture Issuer of the Debenture Issuer's election to defer payments of interest on the Debentures by extending the interest payment period with respect thereto.

          The Property Trustee must exercise the powers set forth in this
Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

SECTION 3.9.   Certain Duties and Responsibilities of the Property Trustee.
               -----------------------------------------------------------

          (a) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Trust Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and in the Securities and no implied covenants shall be read into this Declaration or the Securities against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                    (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration and in the Securities and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration and in the Securities, and no implied covenants or obligations shall be read into this Declaration or the Securities against the Property Trustee; and

                    (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; provided, however, that in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

               (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

               (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

               (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

               (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

               (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

               (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

               (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Administrative Trustees or the Sponsor.

SECTION 3.10.   Certain Rights of Property Trustee.
                ----------------------------------

          (a)  Subject to the provisions of Section 3.9:

               (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

               (ii) any direction o r act of the Sponsor or the Administrative Trustees contemplated by this Declaration may be sufficiently evidenced by an Officers' Certificate;

               (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrative Trustees;

               (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

               (v) the Property Trustee may consult with counsel or other experts of its selection and the written advice or opinion of such counsel and experts with respect to legal matters or written advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

               (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including reasonable attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee provided, that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

               (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

               (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

               (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

               (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in or accordance with such instructions;

               (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

               (xii) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith, without negligence, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

          (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

SECTION 3.11.   Delaware Trustee.
                ----------------

          Notwithstanding any other provision of this Declaration other than
Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Administrative Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of
(S)3807 of the Business Trust Act. In the event the Delaware Trustee shall at any time be required to take action or perform any duty hereunder with respect to the Trust, the Delaware Trustee shall be entitled to the benefits of Section 3.9(b) and Section 3.10.

SECTION 3.12.   Execution of Documents.
                ----------------------

          Except as otherwise required by the Business Trust Act or this Declaration, any Administrative Trustee is authorized to execute on behalf of the Trust any documents that the Administrative Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6; provided that the Registration Statement referred to in Section 3.6(b)(i), including any amendments thereto, shall be signed by all of the Administrative Trustees.

SECTION 3.13.   Not Responsible for Recitals or Issuance of Securities.
                ------------------------------------------------------

          The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration, the Debentures or the Securities.

SECTION 3.14.   Duration of Trust.
                -----------------
          The Trust, unless terminated pursuant to the provisions of Article VIII hereof, shall have existence up to September 1, 2030.

SECTION 3.15.   Mergers.
                -------

          (a) The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except as described in Section 3.15(b) and (c).

          (b) The Trust may, at the request of the Sponsor, with the consent of the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees and without the consent of the Holders, the Delaware Trustee or the Property Trustee, merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, a trust organized as such under the laws of any State; provided that:

               (i)  such successor entity (the "Successor Entity") either:

                    (A) expressly assumes all of the obligations of the Trust under the Securities; or

                    (B) substitutes for the Securities other securities having substantially the same terms as the Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

               (ii) the Sponsor expressly appoints a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the Holder of the Debentures;

               (iii) the Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Capital Securities are then listed or quoted, if any;

               (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Capital Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

               (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the new entity);

               (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

               (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Sponsor has received an opinion of an independent counsel to the Trust experienced in such matters to the effect that:

                    (A) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity); and

                    (B) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

               (viii) the Sponsor or any permitted successor or assignee owns all of the common securities of such Successor Entity and guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Capital Securities Guarantee and the Common Securities Guarantee.

          (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the Successor Entity not to be classified as a grantor trust for United States federal income tax purposes.

                                  ARTICLE IV
                                    SPONSOR

SECTION 4.1.   Sponsor's Purchase of Common Securities.
               ---------------------------------------

          At the Initial Closing Time, the Sponsor will purchase all of the Common Securities then issued by the Trust, in an amount at least equal to 3% of the capital of the Trust at such time as provided in the Common Securities Subscription Agreement dated as of September 8, 1999 between the Sponsor and the Trust (the "Common Securities Subscription Agreement"), at the same time as the Series A Capital Securities to be issued at the Initial Closing Time are issued and sold. In addition, at the Second Closing Time, the Sponsor will purchase such additional number of Common Securities as provided in the Common Securities Subscription Agreement.

SECTION 4.2.   Responsibilities of the Sponsor.
               -------------------------------
          In connection with the issue and sale of the Capital Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

          (a) to prepare the Offering Memorandum and to prepare for filing by the Trust with the Commission any Registration Statement, including any amendments thereto as contemplated by the Registration Rights Agreement;

          (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

          (c) if deemed necessary or advisable by the Sponsor, to prepare or cause to be prepared for filing by the Trust an application to designate the Capital Securities for trading in the PORTAL Market;

          (d) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the Capital Securities under Section 12(b) of the Exchange Act, including any amendments thereto;

          (e) to negotiate the terms of and execute the Purchase Agreement providing for the sale of the Capital Securities; and

          (f) perform any and all acts necessary or desirable as determined by the Sponsor to effectuate the Exchange Offer.

SECTION 4.3.   Right To Proceed.
               ----------------

          The Sponsor acknowledges the rights of the Holders of Capital Securities, in the event that a failure of the Trust to pay Distributions on the Capital Securities is attributable to the failure of the Company to pay interest or principal on the Debentures, to institute a Direct Action for enforcement of its payment obligations on the Debentures.

                                   ARTICLE V
                                   TRUSTEES

SECTION 5.1.   Number of Trustees: Appointment of Co-Trustee.
               ---------------------------------------------

          The number of Trustees initially shall be five (5), and:

          (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

          (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities;

provided, however, that the number of Trustees shall in no event be less than two (2); and provided further that (1) one Trustee shall satisfy the requirements of the Delaware Trustee pursuant to Section 5.2; (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Sponsor (an "Administrative Trustee"); and (3) one Trustee shall be the Property Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements. Notwithstanding the above, unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust's property may at the time be located, the Holders of a Majority in liquidation amount of the Common Securities acting as a class at a meeting of the Holders of the Common Securities, and the Administrative Trustees shall have power to appoint one or more Persons either to act as a co-trustee, jointly with the Property Trustee, of all or any part of the Trust's property, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in such capacity any property, title, right or power deemed necessary or desirable, subject to the provisions of this Declaration. In case an Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make any such appointment of a co-trustee.

SECTION 5.2.   Delaware Trustee.
               ----------------

          If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

          (a)  a natural person who is a resident of the State of Delaware; or

          (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, provided that, if the Property Trustee has its principal place of business in
--------
the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

SECTION 5.3.   Property Trustee; Eligibility.
               -----------------------------

          (a) There shall at all times be one Trustee (the "Property Trustee") which shall act as Property Trustee which shall:

               (i)  not be an Affiliate of the Sponsor; and

               (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

          (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.7(c).

          (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of (S) 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in (S) 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of (S) 310(b) of the Trust Indenture Act.

          (d) The Capital Securities Guarantee and the Indenture shall be deemed to be specifically described in this Declaration for purposes of clause
(i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

          (e)  The initial Property Trustee shall be:

                   The Chase Manhattan Bank
                   450 West 33rd Street
                   15th Floor
                   New York, New York 10001
                   Attention: Capital Markets Fiduciary Services

SECTION 5.4.   Certain Qualifications of Administrative Trustees and Delaware
               --------------------------------------------------------------
               Trustee Generally.
               ----------------

          Each Administrative Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

SECTION 5.5.   Administrative Trustees.
               -----------------------

          The initial Administrative Trustees shall be:

                    John J. Dolan

                    R. John Previte

                    Gerard M. Thomchick

          (a) Except as expressly set forth in this Declaration and except if a meeting of the Administrative Trustees is called with respect to any matter over which the Administrative Trustees have power to act, any power of the Administrative Trustees may be exercised by, or with the consent of, any one such Administrative Trustee.

          (b)  An Administrative Trustee shall have the authority set forth in
Section 3.12 to execute on behalf of the Trust any documents which the Administrative Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6; and

          (c) An Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Administrative Trustees have power and authority to cause the Trust to execute pursuant to
Section 3.6.

SECTION 5.6.   Delaware Trustee.
               ----------------

          The initial Delaware Trustee shall be:

               Chase Manhattan Bank Delaware
               1201 Market Street
               Wilmington, Delaware 19801
               Attention: Corporate Trust Administration Department


SECTION 5.7.   Appointment, Removal and Resignation of Trustees.
               ------------------------------------------------

          (a) Subject to Section 5.7(b) of this Declaration and to Section 6(b) of Annex I hereto, Trustees may be appointed or removed without cause at any time:

               (i) until the issuance of any Securities, by written instrument executed by the Sponsor;

               (ii) unless an Event of Default shall have occurred and be continuing after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a single class at a meeting of the Holders of the Common Securities; and

               (iii) if an Event of Default shall have occurred and be continuing after the issuance of the Securities, with respect to the Property Trustee or the Delaware Trustee, by vote of Holders of a Majority in liquidation amount of the Capital Securities voting as a single class at a meeting of Holders of the Capital Securities.

          (b) (i) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.7(a) until a Successor Property Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Administrative Trustees and the Sponsor; and

               (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.7(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Administrative Trustees and the Sponsor.

          (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

               (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                   (A) until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; o r

                    (B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders of the Securities; and

               (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

          (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.7.

          (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section
5.7 within 60 days after delivery of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

          (f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

SECTION 5.8.   Vacancies among Trustees.
               ------------------------

          If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.7.

SECTION 5.9.   Effect of Vacancies.
               -------------------

          The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 5.7, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration.

SECTION 5.10.   Meetings.
                --------

          If there is more than one Administrative Trustee, meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where an Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Administrative

Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Administrative Trustees. In the event there is only one Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.

SECTION 5.11.  Delegation of Power.
               -------------------

          (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

          (b) the Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

SECTION 5.12.  Merger, Conversion, Consolidation or Succession to Business.
               -----------------------------------------------------------

          Any Person into which the Property Trustee or the Delaware Trustee or any Administrative Trustee that is not a natural person, as the case may be, may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                  ARTICLE VI
                                 DISTRIBUTIONS

SECTION 6.1.   Distributions.
               -------------

          Holders shall receive Distributions in accordance with the applicable terms of the relevant Holder's Securities. If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest (as defined in the Indenture) and Additional Interest (as defined in the Indenture)), premium and/or principal on the Debentures held by the Property Trustee or Liquidated Damages (as defined in the Registration Rights Agreement) or any other payments pursuant to the Registration Rights Agreement with respect to the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.

          In the event that, pursuant to Section 2.03 of the Indenture, (i) the Sponsor has withheld amounts from interest payments on the Debentures pursuant to the Pennsylvania Corporate Loans Tax because any Holder of the Securities is a Person who is subject to such tax and (ii) the Sponsor has notified the Property Trustee of the identity of any such Person and the amount withheld in respect thereof, the Property Trustee shall reduce the amount of the Distributions it makes to such Person by the amount of such withholding and shall promptly notify such Holder of the amount of such reduction at the address of such Holder set forth in the Security Register (as defined in the Indenture).

                                  ARTICLE VII
                            ISSUANCE OF SECURITIES

SECTION 7.1.   General Provisions Regarding Securities.
               ---------------------------------------

          (a) The Administrative Trustees shall on behalf of the Trust issue one class of capital securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Series A Capital Securities") and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Common Securities"). The Administrative Trustees shall on behalf of the Trust issue one class of capital securities representing undivided beneficial interests in the Trust having such terms as set forth in Annex I (the "Series B Capital Securities") in exchange for Series A Capital Securities accepted for exchange in the Exchange Offer, which Series B Capital Securities shall not bear the legends required by Section 9.2(h) unless the Holder of such Series A Capital Securities is either (A) a broker-dealer who purchased such Series A Capital Securities directly from the Trust for resale pursuant to Rule 144A or any other available exemption under the Securities Act,
(B) a Person participating in the distribution of the Series A Capital Securities or (C) a Person who is an affiliate (as defined in Rule 144A) of the Trust. The Trust shall issue no securities or other interests in the assets of the Trust other than the Securities.

          (b) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

          (c) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable undivided beneficial interests in the assets of the Trust.

          (d) Every Person, by virtue of having become a Holder or a Capital Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

SECTION 7.2.   Execution and Authentication.
               ----------------------------

          (a) The Securities shall be signed on behalf of the Trust by an Administrative Trustee. In case any Administrative Trustee of the Trust who shall have signed any of the Securities shall cease to be such Administrative Trustee before the Securities so signed shall be delivered by the Trust, such Securities nevertheless may be delivered as though the person who signed such Securities had not ceased to be such Administrative Trustee; and any Securities may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Administrative Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such an Administrative Trustee.

          (b) One Administrative Trustee shall sign the Capital Securities for the Trust by manual or facsimile signature. Unless otherwise determined by the Trust, such signature shall, in the case of Common Securities, be a manual signature.

          A Capital Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. The signature shall be conclusive evidence that the Capital Security has been authenticated under this Declaration.

          Upon a written order of the Trust signed by one Administrative Trustee, the Property Trustee shall authenticate the Capital Securities for original issue. The aggregate number of Capital Securities outstanding at any time shall not exceed the number set forth in the Terms in Annex I hereto except as provided in Section 7.7.

          The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Capital Securities. An authenticating agent may authenticate Capital Securities whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Sponsor or an Affiliate.

SECTION 7.3.   Form and Dating.
               ---------------

          The Capital Securities and the Property Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1 and the Common Securities shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Declaration. Certificates representing the Securities may be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof. The Securities may have letters, CUSIP or other numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Trust). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-1 to the Property Trustee in writing. Each Capital Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Declaration and to the extent applicable, the Property Trustee and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby.

          (a) Global Securities. Securities offered and sold to QIBs in reliance on Rule 14 A or offered and sold outside of the United States to non-U.S. persons in offshore transactions in reliance on Regulation S, as provided in the Purchase Agreement, shall be issued in the form of one or more, permanent global securities in definitive, fully registered form without distribution coupons with the global legend and the applicable Restricted Securities

Legend set forth in Exhibit A-1 hereto (respectively, a "Rule 144A Global Capital Security" or "Regulation S Global Capital Security," and each a "Global Capital Security" and together the "Global Capital Securities"), which shall be deposited on behalf of the purchasers of the Capital Securities represented thereby with the Clearing Agency or with the Property Trustee, at its New York office, as custodian for the Clearing Agency, and registered in the name of the Clearing Agency or a nominee of the Clearing Agency, duly executed by the Trust and authenticated by the Property Trustee as hereinafter provided. The number of Capital Securities represented by the Rule 144A Global Capital Security and the Regulation S Global Capital Security may from time to time be increased or decreased by adjustments made on the records of the Property Trustee and the Clearing Agency or its nominee as hereinafter provided.

          (b) Book-Entry Provisions. This Section 7.3(b) shall apply only to the
              ---------------------
Rule 144A Global Capital Securities, Regulation S Global Capital Securities and such other Capital Securities in global form as may be authorized by the Trust to be deposited with or on behalf of the Clearing Agency.

          The Trust shall execute and the Property Trustee shall, in accordance with this Section 7.3, authenticate and make available for delivery initially one or more Rule 144A Global Capital Securities and one or more Regulation S Global Capital Securities that (i) shall be registered in the name of Cede & Co. or other nominee of such Clearing Agency and (ii) shall be delivered by the Trustee to such Clearing Agency or pursuant to such Clearing Agency's written instructions or held by the Property Trustee as custodian for the Clearing Agency.

          Clearing Agency Participants shall have no rights under this Declaration with respect to any Rule 144A Global Capital Security or any Regulation S Global Capital Security held on their behalf by the Clearing Agency or by the Property Trustee as the custodian of the Clearing Agency or under such Rule 144A Global Capital Security or such Regulation S Global Capital Security, and the Clearing Agency may be treated by the Trust, the Property Trustee and any agent of the Trust or the Property Trustee as the absolute owner of such Rule 144A Global Capital Security or such Regulation S Global Capital Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trust, the Property Trustee or any agent of the Trust or the Property Trustee from giving effect to any written certification, proxy or other authorization furnished by the Clearing Agency or impair, as between the Clearing Agency and its Clearing Agency Participants, the operation of customary practices of such Clearing Agency governing the exercise of the rights of a holder of a beneficial interest in any Global Capital Security.

          (c) Definitive Capital Securities.  Except as provided in Section 7.9,
              -----------------------------
Capital Security Beneficial Owners will not be entitled to receive physical delivery of certificated Capital Securities ("Definitive Capital Securities"). Purchasers of Securities who are "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and did not purchase Capital Securities in reliance on Regulation S will receive Capital Securities in the form of individual certificates in definitive, fully registered form without distribution coupons and with the applicable Restricted Securities Legend set forth in Exhibit A-1 hereto ("Restricted Definitive Capital Securities"); provided, however, that upon registration of transfer of such Restricted Definitive Capital Securities to a QIB, such Restricted Definitive Capital Securities will, unless the Rule 144A Global Capital Security has previously been exchanged, be exchanged for an interest in a Rule 144A Global Capital Security pursuant to the provisions of Section 9.2. Restricted Definitive Capital Securities will bear the applicable Restricted Securities Legend set forth on Exhibit A-1 unless removed in accordance with this Section 7.3 or Section 9.2.

SECTION 7.4.   Registrar, Paying Agent and Exchange Agent.
               ------------------------------------------

          The Trust shall maintain in the Borough of Manhattan, The City of New York, (i) an office or agency where Capital Securities may be presented for registration of transfer ("Registrar"), (ii) an office or agency where Capital Securities may be presented for payment ("Paying Agent") and (iii) an office or agency where Securities may be presented for exchange ("Exchange Agent"). The Registrar shall keep a register of the Capital Securities and of their transfer. The Trust may appoint the Registrar, the Paying Agent and the Exchange Agent and may appoint one or more co-registrars, one or more additional paying agents and one or more additional exchange agents in such other locations as it shall determine. The term "Registrar" includes any additional registrar, "Paying Agent" includes any additional paying agent and the term "Exchange Agent" includes any additional exchange agent. The Trust may change any Paying Agent, Registrar, co-registrar or Exchange Agent without prior notice to any Holder. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrative Trustees. The Trust shall notify the Property Trustee of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Registrar, Paying Agent or Exchange Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent, Registrar, or Exchange Agent. The Trust shall act as Paying Agent, Registrar, co-registrar, and Exchange Agent for the Common Securities.

          The Trust initially appoints the Property Trustee as Registrar, Paying Agent, and Exchange Agent for the Capital Securities.

SECTION 7.5.   Paying Agent To Hold Money in Trust.
               -----------------------------------

          The Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of liquidation amounts or Distributions on the Securities, and will notify the Property Trustee if there are insufficient funds for such purpose. While any such insufficiency continues, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Property Trustee and to account for any money disbursed by it. Upon payment over to the Property Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or an Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

SECTION 7.6.   Replacement Securities.
               ----------------------

          If a Holder claims that a Security owned by it has been lost, destroyed or wrongfully taken or if such Security is mutilated and is surrendered to the Trust or in the case of the Capital Securities to the Property Trustee, the Trust shall issue and, in the case of Capital Securities, the Property Trustee shall authenticate a replacement Security if the Property Trustee's and the Trust's requirements, as the case may be, are met. An indemnity bond must be provided by the Holder which, in the judgment of the Property Trustee, is sufficient to protect the Trustees, the Sponsor or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Trust may charge such Holder for its expenses in replacing a Security.

          Every replacement Security is an additional beneficial interest in the Trust.

SECTION 7.7.   Outstanding Capital Securities.
               ------------------------------

          The Capital Securities outstanding at any time are all the Capital Securities authenticated by the Property Trustee except for those cancelled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

          If a Capital Security is replaced, paid or purchased pursuant to
Section 7.6 hereof, it ceases to be outstanding unless the Property Trustee receives proof satisfactory to it that the replaced, paid or purchased Capital Security is held by a bona fide purchaser.

          If Capital Securities are considered paid in accordance with the terms of this Declaration, they cease to be outstanding and Distributions on them shall cease to accumulate.

          A Capital Security does not cease to be outstanding because one of the Trust, the Sponsor or an Affiliate of the Sponsor holds the Security.

SECTION 7.8.   Capital Securities in Treasury.
               ------------------------------

          In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Capital Securities owned by the Trust, the Sponsor or an Affiliate of the Sponsor, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Property Trustee shall be fully protected in relying on any such direction, waiver or consent, only Securities which a Responsible Officer of the Property Trustee actually knows are so owned shall be so disregarded.

SECTION 7.9.   Temporary Securities.
               --------------------

          (a) Until definitive Securities are ready for delivery, the Trust may prepare and, in the case of the Capital Securities, the Property Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Trust considers appropriate for temporary Securities. Without unreasonable delay, the Trust shall prepare and, in the case of the Capital Securities, the Property Trustee shall authenticate definitive Securities in exchange for temporary Securities.

          (b) A Global Capital Security deposited with the Clearing Agency or with the Property Trustee as custodian for the Clearing Agency pursuant to
Section 7.3 shall be transferred to the beneficial owners thereof in the form of definitive certificated Capital Securities only if such transfer complies with
Section 9.2 and (i) the Clearing Agency notifies the Company that it is unwilling or unable to continue as Clearing Agency for such Global Capital

Security or if at any time such Clearing Agency ceases to be a "clearing agency" registered under the Exchange Act and a clearing agency is not appointed by the Sponsor within 90 days of such notice, (ii) a Default or an Event of Default has occurred and is continuing or (iii) the Trust at its sole discretion elects to cause the issuance of definitive certificated Capital Securities.

          (c) Any Global Capital Security that is transferable to the beneficial owners thereof in the form of definitive certificated Capital Securities pursuant to this Section 7.9 shall be surrendered by the Clearing Agency to the Property Trustee located in the Borough of Manhattan, The City of New York, to be so transferred, in whole or from time to time in part, without charge, and the Property Trustee shall authenticate and make available for delivery, upon such transfer of each portion of such Global Capital Security, an equal aggregate liquidation amount of Securities of authorized denominations in the form of certificated Capital Securities. Any portion of a Global Capital Security transferred pursuant to this Section shall be registered in such names as the Clearing Agency shall direct. Any Capital Security in the form of definitive certificated Capital Securities delivered in exchange for an interest in the Restricted Capital Security in global form shall, except as otherwise provided by Sections 7.3 and 9.2, bear the applicable Restricted Securities Legend set forth in Exhibit A-1 hereto.

          (d) Subject to the provisions of Section 7.9(c), the Holder of a Global Capital Security may grant proxies and otherwise authorize any Person, including Clearing Agency Participants and Persons that may hold interests through Clearing Agency Participants, to take any action which such Holder is entitled to take under this Declaration or the Securities.

          (e)  In the event of the occurrence of any of the events specified in
Section 7.9(b), the Trust will promptly make available to the Property Trustee a reasonable supply of certificated Capital Securities in fully registered form without distribution coupons.

SECTION 7.10.  Cancellation.
               ------------

          The Trust at any time may deliver Capital Securities to the Property Trustee for cancellation. The Registrar, Paying Agent and Exchange Agent shall forward to the Property Trustee any Capital Securities surrendered to them for registration of transfer, redemption, exchange or payment. The Property Trustee shall promptly cancel all Capital Securities, surrendered for registration of transfer, redemption, exchange, payment, replacement or cancellation and shall dispose of cancelled Capital Securities in its customary manner, provided that the Property Trustee shall not be obligated to destroy Capital Securities. The Trust may not issue new Capital Securities to replace Capital Securities that it has paid or that have been delivered to the Property Trustee for cancellation or that any Holder has exchanged.

SECTION 7.11.   CUSIP Numbers.
                -------------

          The Trust in issuing the Capital Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Property Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders of Capital Securities; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Capital Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Capital Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Sponsor will promptly notify the Property Trustee after it becomes aware of any change in the CUSIP numbers.

                                 ARTICLE VIII
                             TERMINATION OF TRUST

SECTION 8.1.   Termination of Trust.
               --------------------

          (a)  The Trust shall automatically terminate:

               (i)    upon the bankruptcy of the Sponsor;

               (ii) upon the filing of a certificate of dissolution or liquidation or its equivalent with respect to the Sponsor; or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

               (iii) following the distribution of a Like Amount of the Debentures to the Holders upon the liquidation of the Trust, Debentures having a principal amount equal to the liquidation amount of the Trust Securities of the Holder to whom such Debentures are distributed, provided that, the Property Trustee has received written notice from the Sponsor directing the Property Trustee to terminate the Trust (which direction is optional, and except as otherwise expressly provided below, within the discretion of the Sponsor) and provided, further, that such direction and such distribution is conditioned on (i) the receipt by the Sponsor or the Trust, as the case requires, of any required regulatory approval (including without limitation any required approval of the Federal Reserve Board) and
     (ii) the Administrative Trustees' receipt of an opinion of an independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on published rulings of the Internal Revenue Service, to the effect that the Holders will not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and the distribution of Debentures;

               (iv) upon the entry of a decree of judicial dissolution of the Trust by a court of competent jurisdiction;

               (v) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

               (vi) upon the repayment of the Debentures or at such time as no Debentures are outstanding; or

               (vii)  the expiration of the term of the Trust provided in
     Section 3.14.

          (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), the Administrative Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

          (c) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.

                                  ARTICLE IX
                             TRANSFER OF INTERESTS

SECTION 9.1.   Transfer of Securities.
               ----------------------

          (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

          (b) Subject to this Article IX, Capital Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration. Any transfer or purported transfer of any security not made in accordance with this Declaration shall be null and void.

          (c) The Sponsor may not transfer the Common Securities other than a transfer in connection with a consolidation or merger of the Sponsor into another Person, or any conveyance, transfer or lease by the Sponsor of its properties and assets substantially as an entirety to any Person, pursuant to the Indenture.

          (d) The Administrative Trustees shall provide for the registration and transfer of Securities, which will be effected without charge but only upon payment (with such indemnity as the Administrative Trustees may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Securities, the Administrative Trustees shall cause one or more new Securities to be issued in the name of the designated transferee or transferees. Every Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Administrative Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Capital Security surrendered for registration of transfer shall be canceled by the Property Trustee. A transferee of a Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Security. By acceptance of a Security, each transferee shall be deemed to have agreed to be bound by this Declaration.

SECTION 9.2.   Transfer Procedures and Restrictions.
               ------------------------------------

          (a) General. Except as otherwise provided in Section 9.2(b), if Capital Securities are issued upon the registration of transfer, exchange or replacement of Capital Securities bearing the Restricted Securities Legend set forth in Exhibit A-1 hereto, or if a request is made to remove such Restricted Securities Legend on Capital Securities, the Capital Securities so issued shall bear the Restricted Securities Legend, or the Restricted Securities Legend shall not be removed, as the case may be, unless there is delivered to the Trust and the Property Trustee such evidence satisfactory to the Sponsor, which shall include an Opinion of Counsel as may be reasonably required by the Sponsor, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof are made pursuant to an exception from the registration requirements of the Securities Act or, with respect to Restricted Definitive Capital Securities, that such Securities are not "restricted" within the meaning of Rule 144. Upon provision of such satisfactory evidence, the Property Trustee, at the written direction of the Trust, shall authenticate and deliver Capital Securities that do not bear the legend.

          (b) Transfers After Effectiveness of a Registration Statement. After the effectiveness of a Registration Statement with respect to any Capital Securities, and except as otherwise required by applicable laws and regulations or currently prevailing interpretations of the staff of the Commission, all requirements pertaining to legends on such Capital Securities will cease to apply, and beneficial interests in a Capital Security in global form without legends will be available to transferees of such Capital Securities, upon exchange of the transferring Holder's Restricted Definitive Capital Security or directions to transfer such Holder's beneficial interest in the Rule 144A Global Capital Security or the Regulation S Global Capital Security, as the case may be. No such transfer or exchange of a Restricted Definitive Capital Security or of an interest in the Rule 144A Global Capital Security or the Regulation S Global Capital Security shall be effective unless the transferor delivers to the Trust a certificate in a form substantially similar to that attached hereto as the "Form of Assignment" in Exhibit A-1. Except in connection with the Exchange Offer as provided in Section 9.2(l), after the effectiveness of a Registration
 Statement, the Trust shall issue and the Property Trustee, upon a written order of the Trust signed by one Administrative Trustee, shall authenticate a Capital Security in global form without the Restricted Securities Legend (the "Unrestricted Global Capital Security") for deposit with the Clearing Agency or its custodian to evidence transfers of beneficial interests from the (i) Rule 144A Global Capital Security or the Regulation S Global Capital Security and
 (ii) Restricted Definitive Capital Securities.

          (c)  Transfer and Exchange of Definitive Capital Securities. When
               ------------------------------------------------------
Definitive Capital Securities are presented to the Registrar or co-Registrar

          (x)  to register the transfer of such Definitive Capital Securities;
     or

          (y) to exchange such Definitive Capital Securities for an equal number of Definitive Capital Securities,

the Registrar or co-registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Capital Securities surrendered for transfer or exchange:

               (i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Administrative Trustees and the Registrar or co-registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

               (ii) in the case of Definitive Capital Securities that are Restricted Definitive Capital Securities:

                    (A) if such Restricted Capital Securities are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or

                    (B) if such Restricted Capital Securities are being transferred: (i) a certification from the transferor in a form substantially similar to that attached hereto as the "Form of Assignment" in Exhibit A-1, and (ii) if the Trust so requests, evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the Restricted Securities Legend.

          (d)  Restrictions on Transfer of a Definitive Capital Security for a
               ---------------------------------------------------------------
Beneficial Interest in a Global Capital Security. A Definitive Capital Security
------------------------------------------------
may not be exchanged for a beneficial interest in a Global Capital Security except upon satisfaction of the requirements set forth below. Upon receipt by the Property Trustee of a Definitive Capital Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Property Trustee and the Administrative Trustees, together with:

               (i) if such Definitive Capital Security is a Restricted Capital Security, certification (in a form substantially similar to that attached hereto as the "Form of Assignment" in Exhibit A-1), provided, however, that such Definitive Capital Security may only be exchanged for an interest in a Regulation S Global Security where such Definitive Capital Security is being transferred pursuant to Regulation S or Rule 144 (if available); and

               (ii) whether or not such Definitive Capital Security is a Restricted Capital Security, written instructions directing the Property Trustee to make, or to direct the Clearing Agency to make, an adjustment on its books and records with respect to the appropriate Global Capital Security to reflect an increase in the number of the Capital Securities represented by such Global Capital Security, then the Property Trustee shall cancel such Definitive Capital Security and cause, or direct the Clearing Agency to cause, the aggregate number of Capital Securities represented by the appropriate Global Capital Security to be increased accordingly. If no Global Capital Securities are then outstanding, the Trust shall issue and the Property Trustee shall authenticate, upon written order of any Administrative Trustee, an appropriate number of Capital Securities in global form.

          (e)  Transfer and Exchange of Global Capital Securities.  Subject to
               --------------------------------------------------
Section 9.2(f), the transfer and exchange of Global Capital Securities or beneficial interests therein shall be effected through the Clearing Agency, in accordance with this Declaration (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Clearing Agency therefor.

          (f)  Transfer of a Beneficial Interest in a Global Capital Security
               --------------------------------------------------------------
for a Definitive Capital Security.
---------------------------------

               (i) Any Person having a beneficial interest in a Global Capital Security may upon request, but only upon 20 days prior notice to the Property Trustee, and if accompanied by the information specified below, exchange such beneficial interest for a Definitive Capital Security representing the same number of Capital Securities. Upon receipt by the Property Trustee from the Clearing Agency or its nominee on behalf of any

     Person having a beneficial interest in a Global Capital Security of written instructions or such other form of instructions as is customary for the Clearing Agency or the Person designated by the Clearing Agency as having such a beneficial interest in a Restricted Capital Security and a certification from the transferor (in a form substantially similar to that attached hereto as the "Form of Assignment" in Exhibit A-1), which may be submitted by facsimile, then the Property Trustee will cause the aggregate number of Capital Securities represented by Global Capital Securities to be reduced on its books and records and, following such reduction, the Trust will execute and the Property Trustee will authenticate and make available for delivery to the transferee a Definitive Capital Security.

               (ii) Definitive Capital Securities issued in exchange for a beneficial interest in a Global Capital Security pursuant to this Section 9.2(f) shall be registered in such names and in such authorized denominations as the Clearing Agency, pursuant to instructions from its Clearing Agency Participants or indirect participants or otherwise, shall instruct the Property Trustee in writing. The Property Trustee shall deliver such Capital Securities to the Persons in whose names such Capital Securities are so registered in accordance with such instructions of the Clearing Agency.

          (g)  Restrictions on Transfer and Exchange of Global Capital
               -------------------------------------------------------
Securities. Notwithstanding any other provisions of this Declaration (other than
----------
the provisions set forth in subsection (b) of Section 7.9), a Global Capital Security may not be transferred as a whole except by the Clearing Agency to a nominee of the Clearing Agency or another nominee of the Clearing Agency or by the Clearing Agency or any such nominee to a successor Clearing Agency or a nominee of such successor Clearing Agency.

          Prior to the expiration of the restricted period, as contemplated by Regulation S, beneficial interests in the Regulation S Global Capital Security may be exchanged for beneficial interests in the Rule 144A Global Capital Security only if such exchange occurs in connection with a transfer of the Capital Securities pursuant to Rule 144A and the transferor first delivers to the Property Trustee a written certificate (in a form substantially similar to that attached hereto as the "Form of Assignment" in Exhibit A-1) to the effect that the Capital Securities are being transferred to a Person who the transferor reasonably believes is a QIB, purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A and in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

          Beneficial interests in the Rule 144A Global Capital Security may be transferred to a Person who takes delivery in the form of an interest in the Regulation S Global Capital Security, whether before or after the expiration of such restricted period, as contemplated by Regulation S, only if the transferor first delivers to the Property Trustee a written certificate (in a form substantially similar to that attached hereto as the "Form of Assignment" in Exhibit A-1) to the effect that such transfer is being made in accordance with Rule 903 or Rule 904 of Regulation S or Rule 144 (if available) and that, if such transfer occurs prior to the expiration of such restricted period, the interest transferred will be held immediately thereafter through the Euroclear System or Cedel Bank, societe anonyme.

          (h)  Legend.
               ------

               (i) Except as permitted by the following paragraph (ii), each Capital Security certificate evidencing the Global Capital Securities and the Definitive Capital Securities (and all Capital Securities issued in exchange therefor or substitution thereof) shall bear a legend (the "Restricted Securities Legend") in substantially the following form, as applicable :

          THE HOLDER OF THIS CAPITAL SECURITY BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE AGREED TO BE BOUND BY THE PROVISIONS OF A REGISTRATION RIGHTS AGREEMENT AMONG FIRST COMMONWEALTH FINANCIAL CORPORATION (THE "CORPORATION"), FIRST COMMONWEALTH CAPITAL TRUST I (THE "TRUST") AND KEEFE, BRUYETTE & WOODS, INC. DATED SEPTEMBER 8, 1999 (THE "REGISTRATION RIGHTS AGREEMENT"). FIRST COMMONWEALTH WILL PROVIDE A COPY OF THE REGISTRATION RIGHTS AGREEMENT TO A HOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO THE TRUST AT ITS PRINCIPAL PLACE OF BUSINESS.

          THIS CAPITAL SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS CAPITAL SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

          THE HOLDER OF THIS CAPITAL SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS CAPITAL SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH THE CORPORATION OR ANY "AFFILIATE" OF THE CORPORATION WAS THE OWNER OF THIS CAPITAL SECURITY (OR ANY PREDECESSOR OF THIS CAPITAL SECURITY) ONLY (A) TO THE CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) SO LONG AS THIS CAPITAL SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER

          THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS CAPITAL SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE TRUST AND THE CORPORATION PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE
          (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (ii) PURSUANT TO CLAUSE (E), TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE TRUST A LETTER FROM THE TRANSFEREE SUBSTANTIALLY IN THE FORM OF ANNEX A TO THE OFFERING MEMORANDUM DATED SEPTEMBER 2, 1999. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CAPITAL SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

          THE HOLDER OF THIS CAPITAL SECURITY BY ITS ACCEPTANCE HEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT EITHER
          (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYMENT RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR (ii) THE ACQUISITION AND HOLDING OF THIS CAPITAL SECURITY BY IT IS NOT PROHIBITED BY EITHER SECTION 406 OF ERISA OR SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF

          1986, AS AMENDED, OR IS EXEMPT FROM ANY SUCH PROHIBITION.

          THE CAPITAL SECURITIES WILL BE ISSUED AND, UNTIL REGISTERED UNDER THE SECURITIES ACT, MAY BE TRANSFERRED ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT OF NOT LESS THAN $100,000 (100 CAPITAL SECURITIES). ANY ATTEMPTED TRANSFER OF CAPITAL SECURITIES IN A BLOCK HAVING A LIQUIDATION AMOUNT OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH CAPITAL SECURITIES FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON SUCH CAPITAL SECURITIES, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH CAPITAL SECURITIES.

and in the case of the Regulation S Global Capital Security:

          THIS CAPITAL SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

             (ii) Upon any sale or transfer of a Restricted Capital Security (including any Restricted Capital Security represented by a Global Capital Security) pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 under the Securities Act after such registration statement ceases to be effective:

               (A) in the case of any Restricted Capital Security that is a Definitive Capital Security, the Registrar shall permit the Holder thereof to exchange such Restricted Capital Security for a Definitive Capital Security that does not bear the Restricted Securities Legend and rescind any restriction on the transfer of such Restricted Capital Security; and

               (B) in the case of any Restricted Capital Security that is represented by a Global Capital Security, the Registrar shall permit the Holder of such Global Capital Security to exchange such Global Capital Security for another Global Capital Security that does not bear the Restricted Securities Legend.

          (i) Cancellation or Adjustment of Global Capital Security. At such
              -----------------------------------------------------
time as all beneficial interests in a Global Capital Security have either been exchanged for Definitive

Capital Securities to the extent permitted by this Declaration or redeemed, repurchased or canceled in accordance with the terms of this Declaration, such Global Capital Security shall be returned to the Property Trustee for cancellation by the Property Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Capital Security is exchanged for Definitive Capital Securities, Capital Securities represented by such Global Capital Security shall be reduced and an adjustment shall be made on the books and records of the Property Trustee (if it is then the custodian for such Global Capital Security) with respect to such Global Capital Security, by the Property Trustee or any Securities custodian, to reflect such reduction.

          (j) Obligations with Respect to Transfers and Exchanges of Capital
              --------------------------------------------------------------
Securities.
----------

               (i) To permit registrations of transfers and exchanges, the Trust shall execute and the Property Trustee shall authenticate Definitive Capital Securities and Global Capital Securities at the Registrar's or co-Registrar's request in accordance with the terms of this Declaration.

               (ii) Registrations of transfers or exchanges will be effected without charge, but only upon payment (with such indemnity as the Trust or the Sponsor may require) in respect of any tax or other governmental charge that may be imposed in relation to it.

               (iii) The Registrar or co-registrar shall not be required to register the transfer of or exchange of (a) Capital Securities during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption or any notice of selection of Capital Securities for redemption and ending at the close of business on the day of such mailing; or (b) any Capital Security so selected for redemption in whole or in part, except the unredeemed portion of any Capital Security being redeemed in part.

               (iv) Prior to the due presentation for registrations of transfer of any Capital Security, the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the Person in whose name a Capital Security is registered as the absolute owner of such Capital Security for the purpose of receiving Distributions on such Capital Security (subject to Section 2(c) of Annex I) and for all other purposes whatsoever, and none of the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

               (v) All Capital Securities issued upon any registration of transfer or exchange pursuant to the terms of this Declaration shall evidence the same security and shall be entitled to the same benefits under this Declaration as the Capital Securities surrendered upon such registration of transfer or exchange.

          (k)  No Obligation of the Property Trustee.
               -------------------------------------

               (i) The Property Trustee shall have no responsibility or obligation to any beneficial owner of a Global Capital Security, a Clearing Agency Participant in the Clearing Agency or other Person with respect to the accuracy of the records of the Clearing Agency or its nominee or of any Clearing Agency Participant thereof, with respect to any ownership interest in the Capital Securities or with respect to the delivery to any Clearing Agency Participant, beneficial owner or other Person (other than the

     Clearing Agency) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Capital Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Capital Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Clearing Agency or its nominee in the case of a Global Capital Security). The rights of Capital Security Beneficial Owners shall be exercised only through the Clearing Agency subject to the applicable rules and procedures of the Clearing Agency. The Property Trustee may conclusively rely and shall be fully protected in relying upon information furnished by the Clearing Agency or any agent thereof with respect to its Participants and any Capital Security Beneficial Owners.

               (ii) The Property Trustee and Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Declaration or under applicable law with respect to any transfer of any interest in any Capital Security (including any transfers between or among Clearing Agency Participants or Capital Security Beneficial Owners) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Declaration, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

          (l) Exchange of Series A Capital Securities for Series B Capital
              ------------------------------------------------------------
Securities. The Series A Capital Securities may be exchanged for Series B
----------
Securities pursuant to the terms of the Exchange Offer. The Trustee shall make the exchange as follows:

          The Sponsor shall present the Property Trustee with an Officers' Certificate certifying the following:

               (A) upon issuance of the Series B Capital Securities, the transactions contemplated by the Exchange Offer have been consummated; and

               (B) the number of Series A Capital Securities properly tendered in the Exchange Offer that are represented by a Global Capital Security and the number of Series A Capital Securities properly tendered in the Exchange Offer that are represented by Definitive Capital Securities, the name of each Holder of such Definitive Capital Securities, the liquidation amount of Capital Securities properly tendered in the Exchange Offer by each such Holder and the name and address to which Definitive Capital Securities for Series B Capital Securities shall be registered and sent for each such Holder.

          The Property Trustee, upon receipt of (i) such Officers' Certificate,
(ii) an Opinion of Counsel (x) to the effect that the Series B Capital Securities have been registered under Section 5 of the Securities Act and the Indenture has been qualified under the Trust Indenture Act and (y) with respect to the matters set forth in Section 3(o) of the Registration Rights Agreement and (iii) a Company Order, shall authenticate (A) a Global Capital Security for Series B Capital Securities in aggregate liquidation amount equal to the aggregate liquidation amount of Series A Capital Securities represented by a Global Capital Security indicated in such Officers'

Certificate as having been properly tendered and (B) Definitive Capital Securities representing Series B Capital Securities registered in the names of, and in the liquidation amounts indicated in such Officers' Certificate.

          If, upon consummation of the Exchange Offer, less than all the outstanding Series A Capital Securities shall have been properly tendered and not withdrawn, the Property Trustee shall make an endorsement on the Global Capital Security for Series A Capital Securities indicating the reduction in the number and aggregate liquidation amount represented thereby as a result of the Exchange Offer.

          The Trust shall deliver such Definitive Capital Securities for Series B Capital Securities to the Holders thereof as indicated in such Officers' Certificate.

          (m)  Minimum Transfers. Capital Securities may only be transferred in
               -----------------
minimum blocks of $100,000 aggregate liquidation amount (and integrals of $1,000 above $100,000) until such Capital Securities are registered pursuant to an effective registration statement filed under the Securities Act. Any transfer of Capital Securities in violation of this Section having an aggregate liquidation amount of less than $100,000 will be void. After the Capital Securities are registered pursuant to an effective registration statement filed under the Securities Act, the Capital Securities may be transferred in blocks of $1,000 aggregate liquidation amount (one Capital Security) or integral multiples thereof.

SECTION 9.3.   Book Entry Interests.
               --------------------

          Global Capital Securities shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of the Clearing Agency, and no Capital Security Beneficial Owner will receive a Definitive Capital Security certificate representing such Capital Security Beneficial Owner's interests in such Global Capital Securities, except as provided in
Section 9.2 and 7.9. Unless and until definitive, fully registered Capital Securities certificates have been issued to the Capital Security Beneficial Owners pursuant to Section 9.2 and 7.9:

          (a) the provisions of this Section 9.3 shall be in full force and effect;

          (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Capital Securities and receiving approvals, votes or consents hereunder) as the Holder of the Capital Securities and the sole holder of the Global Certificates and shall have no obligation to the Capital Security Beneficial Owners;

          (c) to the extent that the provisions of this Section 9.3 conflict with any other provisions of this Declaration, the provisions of this Section
9.3 shall control; and

          (d) the rights of the Capital Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Capital Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants and the Clearing Agency shall receive and transmit payments of

Distributions on the Global Certificates to such Clearing Agency Participants. DTC will make book entry transfers among the Clearing Agency Participants.

SECTION 9.4.   Notices to Clearing Agency.
               --------------------------

          Whenever a notice or other communication to the Capital Security Holders is required under this Declaration, the Trustees shall give all such notices and communications specified herein to be given to the Holders of Global Capital Securities to the Clearing Agency, and shall have no notice obligations to the Capital Security Beneficial Owners.

SECTION 9.5.   Appointment of Successor Clearing Agency.
               ----------------------------------------

          If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Capital Securities, the Administrative Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Capital Securities.

                                   ARTICLE X
                       LIMITATION OF LIABILITY OF HOLDERS
                       OF SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1.  Liability.
               ---------

          (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

               (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

               (ii) required to pay to the Trust or to any Holder of Securities any deficit upon dissolution or termination of the Trust or otherwise.

          (b) The Sponsor shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

          (c) Pursuant to (S) 3803(a) of the Business Trust Act, the Holders of the Capital Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 10.2.  Exculpation.
               -----------

          (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions.

          (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and, if selected by such Indemnified Person, has been selected by such Indemnified Person with reasonable care on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

SECTION 10.3.  Fiduciary Duty.
               --------------

          (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

          (b)  Unless otherwise expressly provided herein:

               (i) whenever a conflict of interest exists or arises between any Covered Persons and any Indemnified Persons; or

               (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

          (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

               (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

               (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

SECTION 10.4.  Indemnification.
               ---------------

          (a)  (i)   The Sponsor shall indemnify, to the full extent permitted
     by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including reasonable attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

               (ii) The Sponsor shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including reasonable attorneys' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

               (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

               (iv)  Any indemnification under paragraphs (i) and (ii) of this
     Section 10.4(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Administrative Trustees by a majority vote of a quorum consisting of such Administrative Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

               (v) Expenses (including reasonable attorneys' fees and expenses) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Sponsor as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (i) by the Administrative Trustees by a majority vote of a quorum of disinterested Administrative Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Administrative Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Administrative Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Capital Security Holders.

               (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or Capital Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Sponsor and each Company Indemnified Person who serves in such capacity at any time while this
     Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

               (vii) The Sponsor or the Trust may purchase and maintain insurance on behalf of any Person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Sponsor would have the power to indemnify him against such liability under the provisions of this
     Section 10.4(a).

               (viii) For purposes of this Section 10.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any Person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

               (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a Person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

          (b) The Sponsor agrees to indemnify the (i) Property Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee or the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee or the Delaware Trustee (each of the Persons in (i) through
(iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability, damage, claim or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 10.4(b) shall survive the resignation or removal of the Property Trustee or the Delaware Trustee, as the case may be, and the termination of this Declaration.

SECTION 10.5.  Outside Businesses.
               ------------------

          The Sponsor, the Delaware Trustee and the Property Trustee (subject to
Section 5.3(c)) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. None of the Sponsor, the Delaware Trustee or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. The Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

SECTION 10.6.  Compensation; Fees.
               ------------------

          The Sponsor agrees:

          (a) to pay to the Trustees from time to time mutually agreed upon reasonable compensation for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

          (b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Declaration (including the reasonable compensation and the expenses and disbursements of their respective agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith.

          The provisions of this Section 10.6 shall survive the dissolution of the Trust and the termination of this Declaration and the removal or resignation of any Trustee.

          No Trustee may claim any lien or charge on any property of the Trust as a result of any amount due pursuant to this Section 10.6.

                                   ARTICLE XI
                                   ACCOUNTING

SECTION 11.1.  Fiscal Year.
               -----------

          The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

SECTION 11.2.  Certain Accounting Matters.
               --------------------------

          (a) At all times during the existence of the Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with United States generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Administrative Trustees.

          (b) The Administrative Trustees shall cause to be prepared and delivered to each of the Holders, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss;

          (c) The Administrative Trustees shall cause to be duly prepared and delivered to each of the Holders, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustees shall endeavor to deliver all such information statements within 30 days after the end of each Fiscal Year of the Trust.

          (d) The Administrative Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrative Trustees on behalf of the Trust with any state or local taxing authority.

SECTION 11.3.  Banking.
               -------

          The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.

SECTION 11.4.  Withholding.
               -----------

          The Trust and the Administrative Trustees shall comply with all withholding requirements under United States federal, state and local law, including but not limited to the withholding pursuant to the Pennsylvania Corporate Loans Tax referred to in Section 6.1. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                  ARTICLE XII

                            AMENDMENTS AND MEETINGS

SECTION 12.1.  Amendments.
               ----------

          (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

               (i) the Administrative Trustees (or if there are more than two Administrative Trustees a majority of the Administrative Trustees);

               (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee; and

               (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

          (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

               (i)   unless the Property Trustee shall have first received:

                   (A) an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                   (B) an Opinion of Counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities), provided, however, that neither the Property Trustee nor the Delaware Trustee shall be required to sign any such amendment which adversely affects the rights, powers, duties, obligations or immunities of the Property Trustee or the Delaware Trustee, as the case may be, and

               (ii)  to the extent the result of such amendment would be to:

                   (A) cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;

                   (B) reduce or otherwise adversely affect the powers of the Property Trustee in contravention of the Trust Indenture Act; or

                   (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act;

          (c) At such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of

Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

          (d) Section 9.1(d) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

          (e) Article Four shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities and;

          (f) The rights of the Holders of the Common Securities under Article Five to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

          (g) Notwithstanding Section 12.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:

                (i) cure any ambiguity, correct or supplement any provision in this Declaration that may be inconsistent with any other provision of this Declaration or to make any other provisions with respect to matters or questions arising under this Declaration which shall not be inconsistent with the other provisions of the Declaration;

                (ii) to modify, eliminate or add to any provisions of the Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an Investment Company under the Investment Company Act;

                (iii) to modify, eliminate or add any provisions of the Declaration to such extent as shall be necessary to enable the Trust and the Sponsor to conduct an Exchange Offer in the manner contemplated by the Registration Rights Agreement; or

                (iv) to make any changes that would provide any additional rights and benefits to Holders or that does not adversely affect the legal rights herein of any such Holders;

provided, however, that in the case of clauses (i) and (iii), such action shall not adversely affect in any material respect the interests of the Holders, and any amendments of this Declaration shall become effective when notice thereof is given to the Holders.

SECTION 12.2.   Meetings of the Holders; Action by Written Consent.
                --------------------------------------------------

          (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Administrative Trustees one or more notices in writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders calling a meeting shall specify in writing the Security Certificates held by the Holders exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

          (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

                  (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least seven days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders is permitted or required under this Declaration or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders entitled to vote who have not consented in writing. The Administrative Trustees may specify that any written ballot submitted to the Security Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrative Trustees;

                  (ii) each Holder may authorize any Person to act for it by proxy on all matters in which a Holder is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders were stockholders of a Delaware corporation;

                  (iii) each meeting of the Holders shall be conducted by the Administrative Trustees or by such other Person that the Administrative Trustees may designate; and

                  (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Capital Securities are then listed or trading, otherwise provides, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                 ARTICLE XIII
                      REPRESENTATIONS OF PROPERTY TRUSTEE
                             AND DELAWARE TRUSTEE

SECTION 13.1.  Representations and Warranties of Property Trustee.
               --------------------------------------------------

          The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

          (a) The Property Trustee is a New York banking corporation with trust powers and authority under the laws of the State of New York to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

          (b) The execution, delivery and performance by the Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

          (c) The execution, delivery and performance of this Declaration by the Property Trustee does not conflict with or constitute a breach of the charter or by-laws of the Property Trustee;

          (d) No consent, approval or authorization of, or registration with or notice to, any New York State or federal banking authority is required for the execution, delivery or performance by the Property Trustee of this Declaration; and

          (e)  The Property Trustee satisfies the qualifications set forth in
Section 5.3(a).

SECTION 13.2.  Representations and Warranties of Delaware Trustee.
               --------------------------------------------------

          The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

          (a) The Delaware Trustee is a duly organized Delaware banking corporation, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

          (b) The execution, delivery and performance by the Delaware Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. This Declaration has been duly executed and delivered by the Delaware Trustee and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

          (c) No consent, approval or authorization of, or registration with or notice to, any federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Declaration; and

          (d) The Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.

                                  ARTICLE XIV
                              REGISTRATION RIGHTS

SECTION 14.1.  Registration Rights Agreement.
               -----------------------------

          The Holders of the Capital Securities, the Debentures and the Capital Securities Guarantee are entitled to the benefits of the Registration Rights Agreement.

                                  ARTICLE XV
                                 MISCELLANEOUS

SECTION 15.1.  Notices.
               -------

          All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

          (a) if given to the Trust or any Administrative Trustee, in care of the Administrative Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders and the Property Trustee):

                    First Commonwealth Capital Trust I
                    c/o First Commonwealth Financial Corporation
                    22 North Sixth Street
                    Indiana, Pennsylvania  15701
                    Attention: John Dolan, Chief Financial Officer
                    Telecopy: (724) 349-6427

          (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Holders and the other Trustees):

                    Chase Manhattan Bank Delaware
                    1201 Market Street
                    Wilmington, Delaware 19801
                    Attention: Corporate Trust Administration Department
                    Telecopy: (302) 984-4903

          (c) if given to the Property Trustee, at the Property Trustee's mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders and the other Trustees):

                    The Chase Manhattan Bank
                    450 West 33/rd/ Street
                    15/th/ Floor
                    New York, New York 10001
                    Attention: Capital Markets Fiduciary Services
                    Telecopy: (212) 946-8154

          (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust and the Property Trustee):

                    First Commonwealth Financial Corporation
                    22 North Sixth Street
                    Indiana, Pennsylvania  15701
                    Attention: Chief Financial Officer
                    Telecopy: (724) 349-6427

          (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

          All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 15.2.  Governing Law.
               -------------

          This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

SECTION 15.3.  Intention of the Parties.
               ------------------------

          It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

SECTION 15.4.  Headings.
               --------

          Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

SECTION 15.5.  Successors and Assigns.
               ----------------------

          Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

SECTION 15.6.  Partial Enforceability.
               ----------------------

          If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 15.7.  Counterparts.
               -------------

          This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

          IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.


                                   /s/ John J. Dolan
                                  --------------------------------------
                                  John J. Dolan, as Administrative Trustee

                                   /s/ R. John Previte
                                  --------------------------------------
                                  R. John Previte, as Administrative Trustee

                                   /s/ Gerard M. Thomchick
                                  --------------------------------------
                                  Gerard M. Thomchick, as Administrative Trustee


                                  CHASE MANHATTAN BANK DELAWARE
                                   as Delaware Trustee


                                  By:  /s/ Joanne Adamis
                                      ----------------------------------
                                      Name: J. Adamis
                                      Title: Assistant Vice President

                                  THE CHASE MANHATTAN BANK
                                      as Property Trustee


                                  By: /s/ Joanne Adamis
                                     -----------------------------------
                                      Name: J. Adamis
                                      Title: Assistant Vice President

                                  FIRST COMMONWEALTH FINANCIAL
                                     CORPORATION,
                                      as Sponsor

                                  By: /s/ John J. Dolan
                                     -----------------------------------
                                      Name: John J. Dolan
                                      Title: Senior Vice President & Chief
                                             Financial Officer

                                    ANNEX I

                                    TERMS OF
                   9.50% SERIES A/SERIES B CAPITAL SECURITIES
                            9.50% COMMON SECURITIES

          Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of September 8, 1999 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Offering Memorandum referred to below in Section 2(c) of this Annex I):

          1.   Designation and Number.
               ----------------------

          (a)  Capital Securities.  35,000 Series A Capital Securities of the
               ------------------
Trust and 35,000 Series B Capital Securities of the Trust, each series with an aggregate liquidation amount with respect to the assets of the Trust of Thirty Five Million dollars ($35,000,000) and each with a liquidation amount with respect to the assets of the Trust of $1,000 per Security, are hereby designated for the purposes of identification only as "9.50% Series A Capital Securities" and "9.50% Series B Capital Securities", respectively (collectively, the "Capital Securities"). 25,000 of the Series A Capital Securities are issuable at the Initial Closing Time and 10,000 of the Series A Capital Securities are issuable at the Second Closing Time. The certificates evidencing the Capital Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Capital Securities are listed.

          (b)  Common Securities. 1,083 Common Securities of the Trust with an
               -----------------
aggregate liquidation amount with respect to the assets of the Trust of One Million Eighty Three Thousand dollars ($1,083,000) and a liquidation amount with respect to the assets of the Trust of $1,000 per security, are hereby designated for the purposes of identification only as "9.50% Common Securities" (the "Common Securities"). 774 of the Common Securities are issuable at the Initial Closing Time and 309 of the Common Securities are issuable at the Second Closing Time. The certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

          2.   Distributions.
               -------------

          (a) Distributions payable on each Security will be fixed at a rate per annum of 9.50% (the "Coupon Rate") of the liquidation amount of $1,000 per Security (the "Liquidation Amount"), such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one semi-annual period will bear additional distributions thereon compounded semi-annually at the Coupon Rate (to the extent permitted by applicable law). Pursuant to the Registration Rights Agreement, in certain limited circumstances the Debenture Issuer will be required to pay Liquidated Damages (as defined in the Registration Rights Agreement) with respect to the Debentures. The term "Distributions," as used herein, includes distributions of any such distributions and Liquidated Damages payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds on hand legally available therefor.

          (b) Distributions on the Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or duly provided for or, if no Distributions have been paid or duly provided for, from September 8, 1999, and will be payable semi-annually in arrears on March 1 and September 1 of each year, commencing on March 1, 2000 (each, a "Distribution Date"), except as otherwise described below. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months and for any period less than a full calendar month on the basis of the actual number of days elapsed in such month. As long as no Event of Default has occurred and is continuing under the Indenture, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Debentures for a period not exceeding 10 consecutive semi-annual periods, including the first such semi-annual period during such extension period (each an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures, provided that no Extension Period shall end on a day other than an Interest Payment Date on the Debentures or extend beyond the Maturity Date of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, Distributions will continue to accumulate with additional Distributions thereon (to the extent permitted by applicable law but not at a rate greater than the rate at which interest is then accruing on the Debentures) at the Coupon Rate compounded semi-annually during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all such previous and further extensions within such Extension Period, may not exceed 10 consecutive semi-annual periods, including the first semi-annual period during such Extension Period, or extend beyond the Maturity Date of the Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

          (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the fifteenth day of the month which precedes the month in which the relevant Distribution Date occurs, which Distribution Dates correspond to the interest payment dates on the Debentures. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Global Capital Securities will be made as described under the heading "Description of the Capital Securities - Payment on the Capital Securities" in the Offering Memorandum dated September 2, 1999, of the Debenture Issuer and the Trust relating to the Securities and the Debentures. Payments in respect of Capital Securities held in certificated form will be made by check mailed to the Holder entitled thereto. The relevant record dates for the Common Securities shall be the same as the record dates for the Capital Securities. Distributions payable on any Securities that are not punctually paid on any Distribution Date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Holder on the relevant record date, and such defaulted Distributions will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on such date.

          (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined in Section 8 hereof) among the Holders of the Securities.

          3.   Liquidation Distribution Upon Dissolution.
               -----------------------------------------

          In the event of any termination of the Trust or the Sponsor otherwise gives notice of its election to liquidate the Trust pursuant to Section 8.1(a)(iii) of the Declaration, the Trust shall be liquidated by the Administrative Trustees as expeditiously as the Administrative Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to the Holders a Like Amount (as defined below) of the Debentures, in which event such Holders will be entitled to receive out of the assets of the Trust legally available for distribution to Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the aggregate of the liquidation amount of $1,000 per Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution").

          "Like Amount" means (i) with respect to a redemption of the Securities, Securities having a Liquidation Amount equal to the principal amount of Debentures to be paid in accordance with their terms and (ii) with respect to a distribution of Debentures upon liquidation of the Trust, Debentures having a principal amount equal to the Liquidation Amount of the Securities of the Holder to whom such Debentures are distributed.

          If, upon any such liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets on hand legally available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis.

          4.   Redemption and Distribution.
               ---------------------------

          (a) Upon the repayment of the Debentures in whole or in part, at maturity or upon early redemption (either at the option of the Debenture Issuer or pursuant to a Special Event, as described below) (other than following the distribution of the Debentures to the Holders), the proceeds from such repayment shall be simultaneously applied by the Property Trustee (subject to the Property Trustee having received notice no later than 45 days prior to such repayment) to redeem a Like Amount of the Securities at a redemption price equal to (i) in the case of the repayment of the Debentures at maturity, the Maturity Redemption Price (as defined below), (ii) in the case of the optional redemption of the Debentures upon the occurrence and continuation of a Special Event, the Special Event Redemption Price (as defined below) and (iii) in the case of the optional redemption of the Debentures other than as a result of the occurrence and continuance of a Special Event, the Optional Redemption Price (as defined below). The Maturity Redemption Price, the Special Event Redemption Price and the Optional Redemption Price are referred to collectively as the "Redemption Price." Holders will be given not less than 30 nor more than 60 days notice of such redemption.

          (b) (i) The "Maturity Redemption Price," with respect to a redemption of Securities, shall mean an amount equal to the principal of and accrued and unpaid interest on the Debentures as of the maturity date thereof.

          (ii) In the case of an optional redemption, if fewer than all the outstanding Securities are to be so redeemed, the Capital Securities will be redeemed Pro Rata and the Capital Securities to be redeemed will be determined as described in Section 4(f)(ii) below.

          The Debenture Issuer shall have the right (subject to the conditions in the Indenture) to elect to redeem the Debentures in whole or in part at any time on or after September 1, 2009 (the "Initial Optional Redemption Date"), upon not less than 30 days and not more than 60 days notice, at the Optional Redemption Price and, simultaneous with such redemption, to cause a Like Amount of the Securities to be redeemed by the Trust at the Optional Redemption Price on a Pro Rata basis. "Optional Redemption Price" shall mean a price equal to the percentage of the liquidation amount of Securities to be redeemed plus accumulated and unpaid Distributions thereon, if any, to the date of such redemption if redeemed during the 12-month period beginning September 1 of the years indicated below:

                    Year                               Percentage
            -----------------------              -----------------------
                    2009                             104.750%
                    2010                             104.275
                    2011                             103.800
                    2012                             103.325
                    2013                             102.850
                    2014                             102.375
                    2015                             101.900
                    2016                             101.425
                    2017                             100.950
                    2018                             100.475
            2019 and thereafter                      100.000%

          (c) If at any time a Tax Event or a Regulatory Capital Event (each as defined below, and each a "Special Event") occurs, the Debenture Issuer shall have the right (subject to the conditions set forth in the Indenture) at any time prior to the Initial Optional Redemption

Date, upon not less than 30 nor more than 60 days notice, to redeem the Debentures in whole, but not in part, within the 90 days following the occurrence of such Special Event (the "90 Day Period"), and, simultaneous with such redemption, to cause a Like Amount of the Securities to be redeemed by the Trust at the Special Event Redemption Price on a Pro Rata basis.

          "Tax Event" means the receipt by the Sponsor and the Administrative Trustees of an opinion (a "Tax Event Opinion") of a tax counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after September 8, 1999, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Debentures, (ii) interest payable by the Debenture Issuer on the Debentures is not, or within 90 days of the date of such opinion, will not be, deductible by the Debenture Issuer, in whole or in part, for United States federal income tax purposes, or (iii) the Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

          "Regulatory Capital Event" shall occur at any time that the Debenture Issuer shall have received an opinion of independent bank regulatory counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any rules, guidelines or policies of the Federal Reserve Board or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after September 8, 1999, the Capital Securities do not constitute, or within 90 days of the date thereof, will not constitute, Tier 1 Capital (or its then equivalent); provided, however, that the distribution of
                                    --------  -------
the Junior Subordinated Debentures in connection with a termination of the Trust by the Corporation shall not in and of itself constitute a Regulatory Capital Event.

          "Special Event Redemption Price" shall mean, with respect to a redemption of Securities, a price equal to the greater of (i) 100% of the principal of a Like Amount of Debentures to be redeemed or (ii) the sum, as determined by a Quotation Agent (as defined in the Indenture), of the present values of the principal amount and premium payable with respect to an optional redemption of a Like Amount of the Debentures on the Initial Optional Redemption Date, together with scheduled payments of interest on the Debentures from the redemption date to and including the Initial Optional Redemption Date, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined in the Indenture), plus, in either case, accumulated and unpaid Distributions thereon, if any, to the date of such redemption.

          (d) On and from the date fixed by the Administrative Trustees for any distribution of Debentures and liquidation of the Trust: (i) the Securities will no longer be deemed to be outstanding, (ii) the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee), as the Holder of the Capital Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and any certificates representing Securities not held by the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) will be deemed to represent Debentures having a principal amount equal to the liquidation amount of such Securities and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid distributions on such Securities until such certificates are presented to the Administrative Trustees or their agent for cancellation, whereupon the Debenture Issuer will issue to such Holder, and the Debenture Trustee will authenticate, a certificate representing such Debentures.

          (e) The Trust may not redeem fewer than all the outstanding Securities unless all accumulated and unpaid Distributions have been paid on all Securities for all semi-annual Distribution periods terminating on or before the date of redemption.

          (f) The procedure with respect to redemptions or distributions of Debentures shall be as follows:

          (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

          (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Capital Securities, it being understood that, in respect of Capital Securities registered in the name of and held of record by the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) or any nominee, the distribution of the proceeds of such redemption will be made to the Clearing Agency and disbursed by such Clearing Agency in accordance with the procedures applied by such agency or nominee.

          (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice (which notice will be irrevocable), then (A) with respect to Capital Securities issued in book-entry form, by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures by 10:00 a.m., New York City time, on the maturity date or the date of redemption, as the case requires, the Property Trustee will deposit irrevocably with the Clearing Agency or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to such Capital Securities and will give the Clearing Agency irrevocable instructions and authority to pay the Redemption Price to the relevant Clearing Agency Participants, and
     (B) with respect to Capital Securities issued in certificated form and Common Securities, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will pay the relevant Redemption Price to the Holders by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, Distributions will cease to accumulate on the Securities so called for redemption and all rights of Holders so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price, and such Securities shall cease to be outstanding.

          (iv) Payment of accumulated and unpaid Distributions on the Redemption Date of the Securities will be subject to the rights of Holders of Securities on the close of business on a regular record date in respect of a Distribution Date occurring on or prior to such Redemption Date.

          Neither the Administrative Trustees nor the Trust shall be required to register or cause to be registered the transfer of (i) any Securities beginning on the opening of business 15 days before the day of mailing of a notice of redemption and ending at the close of business on the day of such mailing or
(ii) any Securities selected for redemption except the unredeemed portion of any Security being redeemed. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accumulate from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the redemption price.

          (v) Redemption/Distribution Notices shall be sent by the Property Trustee on behalf of the Trust to (A) in respect of the Capital Securities, the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if Definitive Capital Security Certificates have been issued, to the Holder thereof, and
     (B) in respect of the Common Securities to the Holder thereof

          (vi) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws and banking laws), provided the acquiror is not the Holder of the Common Securities or the obligor under the Indenture, the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Capital Securities by tender, in the open market or by private agreement.

          5.   Voting Rights - Capital Securities.
               ----------------------------------

          (a) Except as provided under Sections 5(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Capital Securities will have no voting rights.

          (b) So long as any Debentures are held by the Property Trustee, the Trustees shall not, without, in each case, obtaining the prior approval of the Holders of a majority in liquidation amount of all outstanding Capital Securities, (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on such Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section 5.07 of the Indenture,
(iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Debentures or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required unless the Trust shall have received an opinion of an independent tax counsel experienced in such matters to the effect that such modification will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will not be classified as a grantor trust; provided, however, that where a consent under the Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior approval of each Holder of the Capital Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Capital Securities except by subsequent vote of such Holders. Subject to Section 2.7 of the Declaration, the Property Trustee shall notify each Holder of Capital Securities of any notice of default with respect to the Debentures. In addition to obtaining the foregoing approvals of such Holders of the Capital Securities, prior to taking any of the foregoing actions, the Trustees shall obtain an Opinion of Counsel experienced in such matters to the effect that the Trust will not be classified as an association taxable as a corporation for United States federal income tax purposes on account of such action.

          If an Event of Default under the Declaration has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay principal of or premium, if any, or interest on the Debentures on the due date (or in the case of redemption, on the redemption date), then a Holder of Capital Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or premium, if any, or interest on a Like Amount of Debentures (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Common Securities Holder will be subrogated to the rights of such Holder of Capital Securities to the extent of any payment made by the Debenture Issuer to such Holder of Capital Securities in such Direct Action. Except as provided in the preceding sentences and in Section 3.8(e) of the Declaration, the Holders of Capital Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

          Any approval or direction of Holders of Capital Securities may be given at a separate meeting of Holders of Capital Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Capital Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Capital Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

          No vote or consent of the Holders of the Capital Securities will be required for the Trust to redeem and cancel Capital Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

          Notwithstanding that Holders of Capital Securities are entitled to vote or consent under any of the circumstances described above, any of the Capital Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

          6.   Voting Rights - Common Securities.
               ---------------------------------

          (a) Except as provided under Sections 6(b), 6(c) and 7 or as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

          (b) Unless an Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by the Holder of the Common Securities. If an Event of Default has occurred and is continuing, the Property Trustee and the Delaware Trustee may be removed at such time by the holders of a majority in liquidation amount of the outstanding Capital Securities. In no event will the Holders of the Capital Securities have the right to vote to appoint, remove or replace the Administrative Trustees, which voting rights are vested exclusively in the Sponsor as the holder of the Common Securities. No resignation or removal of a Trustee and no appointment of a successor trustee shall be effective until the acceptance of appointment by the successor trustee in accordance with the provisions of the Declaration.

          (c) So long as any Debentures are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on such Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section 5.07 of the Indenture, (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Debentures or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a majority in liquidation amount of all outstanding Common Securities; provided, however, that where a consent under the Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior approval of each Holder of the Common Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Common Securities except by subsequent vote of such Holders. Subject to
Section 2.7 of the Declaration, the Property Trustee shall notify each Holder of Common Securities of any notice of default with respect to the Debentures. In addition to obtaining the foregoing approvals of such Holders of the Common Securities, prior to taking any of the foregoing actions, the Trustees shall obtain an opinion of counsel experienced in such matters to the effect that the Trust will not be classified as an association taxable as a corporation for United States federal income tax purposes on account of such action.

          If an Event of Default under the Declaration has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay principal of or premium, if any, or interest on the Debentures on the due date (or in the case of redemption, on the redemption date), then a Holder of Common Securities may institute a Direct Action for enforcement of payment to such Holder of the principal of or premium, if any, or interest on a Like Amount of Debentures on or after the respective due date specified in the Debentures. In connection with Direct Action, the rights of the Common Securities Holder will be subordinated to the rights of such Holder of Capital Securities to the extent of any payment made by the Debenture Issuer to such Holder of Common Securities in such Direct Action. Except as provided in the preceding sentences, the Holders of Common Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

          Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

          No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

          7.   Amendments to Declaration and Indenture.
               ---------------------------------------

          In addition to the requirements set out in Section 12.1 of the Declaration, the Declaration may be amended from time to time by the Sponsor, the Property Trustee and the Administrative Trustees, without the consent of the Holders of the Securities (i) to cure any ambiguity, correct or supplement any provisions in the Declaration that may be inconsistent with any other provisions, or to make any other provisions with respect to matters or questions arising under the Declaration which shall not be inconsistent with the other provisions of the Declaration, (ii) to modify, eliminate or add to any provisions of the Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an "Investment Company" under the Investment Company Act, (iii) to modify, eliminate or add any provisions of the Declaration to such extent as shall be necessary to enable the Trust and the Sponsor to conduct an Exchange Offer in the manner contemplated by the Registration Rights Agreement, or (iv) to make any changes that would provide any additional rights and benefits to Holders or that does not adversely affect the legal rights herein of any such Holder; provided, however, that in the case of clauses (i) and (iii), such action shall not adversely affect in any material respect the interests of any Holder of Securities, and any amendments of the Declaration shall become effective when notice thereof is given to the holders of the Securities. Under the circumstances referred to in Section 12.1(c) of the Declaration, the Declaration may be amended by the Trustees and the Sponsor with (i) the consent of Holders representing a majority in liquidation amount of all outstanding Securities, and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from status as an Investment Company under the Investment Company Act, provided that, without the consent of each Holder of Trust Securities, the Declaration may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date or (ii) restrict the right of a holder of Trust Securities to institute suit for the enforcement of any such payment on or after such date.

          8.   Pro Rata.
               --------

          A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Capital Securities pro rata according to the aggregate liquidation amount of Capital Securities held by the relevant Holder relative to the aggregate liquidation amount of all Capital Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Capital Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding. In any such proration, the Trust may make such adjustments as may be appropriate in order that only Securities in authorized denominations shall be redeemed (subject to the minimum block requirements of Section 9.2(m) of the Declaration).

          9.   Ranking.
               -------

          The Capital Securities rank pari passu with the Common Securities and payment thereon shall be made Pro Rata with the Common Securities, except that, if an Event of Default under the Declaration occurs and is continuing, no payments in respect of Distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the Holders of the Capital Securities shall be paid in full the Distributions, Redemption Price, Liquidation Distribution and other payments to which they are entitled at such time.

          10.  Acceptance of Securities Guarantee and Indenture.
               ------------------------------------------------

          Each Holder of Capital Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Capital Securities Guarantee and the Common Securities

Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture.

          11.  No Preemptive Rights.
               --------------------

          The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.

          12.  Miscellaneous.
               -------------

          These terms constitute a part of the Declaration.

          The Sponsor will provide a copy of the Declaration, the Capital Securities Guarantee or the Common Securities Guarantee (as may be appropriate) and the Indenture (including any supplemental indenture) to a Holder without charge on written request to the Sponsor at its principal place of business.

                                  EXHIBIT A-1

                      FORM OF CAPITAL SECURITY CERTIFICATE

                           [FORM OF FACE OF SECURITY]

          [IF THIS CAPITAL SECURITY IS A GLOBAL CAPITAL SECURITY, INSERT: THIS CAPITAL SECURITY IS A GLOBAL CAPITAL SECURITY WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "CLEARING AGENCY") OR A NOMINEE OF THE CLEARING AGENCY. THIS CAPITAL SECURITY IS EXCHANGEABLE FOR CAPITAL SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE CLEARING AGENCY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS CAPITAL SECURITY (OTHER THAN A TRANSFER OF THIS CAPITAL SECURITY AS A WHOLE BY THE CLEARING AGENCY TO A NOMINEE OF THE CLEARING AGENCY OR BY A NOMINEE OF THE CLEARING AGENCY TO THE CLEARING AGENCY OR ANOTHER NOMINEE OF THE CLEARING AGENCY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.]

          [UNLESS THIS CAPITAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW
YORK) TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CAPITAL SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO.) HAS AN INTEREST HEREIN.]

          IF THIS CAPITAL SECURITY IS A RESTRICTED CAPITAL SECURITY, INSERT:
[THE HOLDER OF THIS CAPITAL SECURITY BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE AGREED TO BE BOUND BY THE PROVISIONS OF A REGISTRATION RIGHTS AGREEMENT AMONG FIRST COMMONWEALTH FINANCIAL CORPORATION (THE "COMPANY"), FIRST COMMONWEALTH CAPITAL TRUST I (THE "TRUST") AND KEEFE, BRUYETTE & WOODS, INC. DATED SEPTEMBER 8, 1999 (THE "REGISTRATION RIGHTS AGREEMENT"). FIRST COMMONWEALTH WILL PROVIDE A COPY OF THE REGISTRATION RIGHTS AGREEMENT TO A HOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO THE TRUST AT ITS PRINCIPAL PLACE OF BUSINESS.

          THE CAPITAL SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS CAPITAL SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED,

                                     A1-1

TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

          THE HOLDER OF THIS CAPITAL SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS CAPITAL SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH FIRST COMMONWEALTH, THE COMPANY OR ANY "AFFILIATE" OF THE COMPANY WAS THE OWNER OF THIS CAPITAL SECURITY (OR ANY PREDECESSOR OF THIS CAPITAL SECURITY) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) SO LONG AS THIS CAPITAL SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE
144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2),(3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS CAPITAL SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE TRUST AND THE COMPANY PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (ii) PURSUANT TO CLAUSE (E), TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE TRUST A LETTER FROM THE TRANSFEREE SUBSTANTIALLY IN THE FORM OF ANNEX A TO THE OFFERING MEMORANDUM DATED SEPTEMBER 2, 1999. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CAPITAL SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

          THE HOLDER OF THIS CAPITAL SECURITY BY ITS ACCEPTANCE HEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYMENT RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR (ii) THE ACQUISITION AND HOLDING OF THIS CAPITAL SECURITY BY IT IS NOT PROHIBITED BY EITHER SECTION 406 OF ERISA OR SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR IS EXEMPT FROM ANY SUCH PROHIBITION.]

                                     A1-2

          THE CAPITAL SECURITIES WILL BE ISSUED AND, UNTIL REGISTERED UNDER THE SECURITIES ACT, MAY BE TRANSFERRED ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT OF NOT LESS THAN $100,000 (100 CAPITAL SECURITIES). ANY ATTEMPTED TRANSFER OF CAPITAL SECURITIES IN A BLOCK HAVING A LIQUIDATION AMOUNT OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH CAPITAL SECURITIES FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON SUCH CAPITAL SECURITIES, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH CAPITAL SECURITIES.

          [IF THIS CAPITAL SECURITY IS A REGULATION S GLOBAL SECURITY, INSERT:
THIS CAPITAL SECURITY HAS NOT BEEN REGISTERED UNDER TTIE SECURITIES ACT AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.]

                                     A1-3

Certificate Number                                  Number of Capital Securities

                                                            CUSIP NO. __________

                   Certificate Evidencing-Capital Securities

                                       of

                       First Commonwealth Capital Trust I

                       9.50% Series __ Capital Securities
                (liquidation amount $l,000 per Capital Security)

          First Commonwealth Capital Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that _____ (the "Holder") is the registered owner of [__________ securities of the Trust]* [the number of securities of the Trust specified in Schedule A hereto]** representing undivided beneficial interests in the assets of the Trust designated the 9.50% Series ____ Capital Securities (liquidation amount $1,000 per Capital Security) (the "Capital Securities"). Subject to the Declaration (as defined below), the Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of September 8, 1999, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Capital Securities as set forth in Annex I to the Declaration. Capitalized terms used but not defined herein shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration, the Capital Securities Guarantee and the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Trust at its principal place of business.

          Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder and to the benefits of the Capital Securities Guarantee to the extent provided therein.

          By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Capital Securities as evidence of indirect beneficial ownership in the Debentures.

 *   Insert in Definitive Capital Securities only.

**   Insert in Global Capital Securities only.

                                     A1-4

          IN WITNESS WHEREOF, the Trust has executed this certificate this ______ day of ________ ___.

                              FIRST COMMONWEALTH CAPITAL TRUST I

                              By:________________________________
                                 Name:
                                 Title: Administrative Trustee


          PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Capital Securities referred to in the within-mentioned Declaration.

Dated:

                              THE CHASE MANHATTAN BANK
                              as Property Trustee


                              By:_________________________________
                                 Authorized Officer

                                     A1-5

                         [FORM OF REVERSE OF SECURITY]

          Distributions payable on each Capital Security will be fixed at a rate per annum of 9.50% (the "Coupon Rate") of the liquidation amount of $1,000 per Capital Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one semi-annual period will bear interest thereon compounded semi-annually at the Coupon Rate (to the extent permitted by applicable law). Pursuant to the Registration Rights Agreement, in certain limited circumstances the Debenture Issuer will be required to pay Liquidated Damages (as defined in the Registration Rights Agreement) with respect to the Debentures. The term "Distributions," as used herein, includes such cash distributions and any such interest and such Liquidated Damages payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds on hand legally available therefor.

          Distributions on the Capital Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or duly provided for or, if no Distributions have been paid or duly provided for, from September 8, 1999 and will be payable semi-annually in arrears, on March 1 and September 1 of each year, commencing on March 1, 2000, except as otherwise described below. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months and, for any period less than a full calendar month, the number of days elapsed in such month. As long as no Event of Default has occurred and is continuing under the Indenture, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Debentures for a period not exceeding 10 consecutive calendar semi-annual periods, including the first such semi-annual period during such extension period (each an "Extension Period"), provided that no Extension Period shall end on a day other than an Interest Payment Date for the Debentures or shall extend beyond the Maturity Date of the Debentures. As a consequence of such deferral, Distributions also will be deferred. Despite such deferral, semi-annual Distributions will continue to accumulate with interest thereon (to the extent permitted by applicable law, but not at a rate exceeding the rate of interest then accruing on the Debentures) at the Coupon Rate compounded semi-annually during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all such previous and further extensions within such Extension Period, may not exceed 10 consecutive semi-annual periods, including the first semi-annual period during such Extension Period, or extend beyond the Maturity Date of the Debentures. Payments of accumulated Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date preceding the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

          Subject to the Sponsor obtaining any prior regulatory approval then required and to certain other conditions set forth in the Declaration and the Indenture, the Property Trustee may, at the direction of the Sponsor, at any time terminate the Trust and, after satisfaction of any liabilities to creditors of the Trust in accordance with applicable law, cause the Debentures to be distributed to the holders of the Securities in liquidation of the Trust or, simultaneous with any

                                     A1-6
redemption of the Debentures, cause a Like Amount of the Securities to be redeemed by the Trust.

          The Capital Securities shall be redeemable as provided in the Declaration.

                                     A1-7

                             ______________________

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Capital Security Certificate to:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
       (insert assignee's social security or tax identification number)


________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                   (insert address and zip code of assignee)


and irrevocably appoints

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
agent to transfer this Capital Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:______________________________

Signature:  _______________________
(Sign exactly as your name appears on the other side of this Capital Security Certificate)

Signature Guarantee*:   ________________________________

___________
* Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

                                     A1-8

[Include the following if the Capital Security bears a Restricted Capital Securities Legend -

In connection with any transfer of any of the Capital Securities evidenced by this certificate, the undersigned confirms that such Capital Securities are being:

CHECK ONE BOX BELOW

     (1)   (TM)     exchanged for the undersigned's own account without
                    transfer; or

     (2)   (TM)     transferred pursuant to and in compliance with Rule 144A
                    under the Securities Act of 1933; or

     (3)   (TM)     transferred pursuant to and in compliance with Regulation S under the Securities Act of 1933; or

     (4)   (TM)     transferred to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule
                    501 under the Securities Act of 1933 that is acquiring the Capital Securities for its own account, or for the account of such an institutional "accredited investor", for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act of 1933; or

     (5)   (TM)     transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933; or

     (6)   (TM)     transferred pursuant to an effective registration statement.

Unless one of the boxes is checked, the Registrar will refuse to register any of the Capital Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (3),
(4) or (5) is checked, the Registrar may require, prior to registering any such transfer of the Capital Securities such legal opinions, certifications and other information as the Trust has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act; provided, further, that (i) if box 2 is checked, the transferee must also certify in the form attached hereto that it is a qualified institutional buyer as defined in Rule 144A or (ii) if box (4) is checked, the transferee must also provide to the Registrar a Transferee Letter of Representation in the form attached to the Offering Memorandum of the Trust dated September 2, 1999; provided, further, that after the date that a Registration Statement has been filed and so long as such Registration Statement continues to be effective, the Registrar may only permit transfers for which box (6) has been checked.



                                    _______________________________
                                    Signature

                                     A1-9

                                Schedule A ***


          The initial number of Capital Securities evidenced by the Certificate to which this Schedule is attached _ (having an aggregate liquidation amount of $___________). The notations in the following table evidence decreases and increases in the number of Capital Securities evidenced by such Certificate.

                                                          Number of Capital
                                                         Securities Remaining
 Decrease in Number        Increase in Number           after such Decrease or
 Capital Securities        of Capital Securities               Increase              Notation by Registrar
____________________________________________________________________________________________________________








*** Append to Global Capital Securities only.

                                     A1-10

           CERTIFICATE OF QUALIFIED INSTITUTIONAL BUYER

          The undersigned transferee of Capital Securities hereby certifies that
(i) the undersigned is a "qualified institutional buyer" (a "QIB") as defined in Rule 144A ("Rule 144A") promulgated under the Securities Act of 1933, (ii) the undersigned is aware that the transfer of the Capital Securities to the undersigned is being made in reliance on Rule 144A and (iii) the undersigned is acquiring the Capital Securities for its own account or for the account of another QIB over which the undersigned exercises its sole investment discretion.

          The undersigned also understands and acknowledges that the Capital Securities have not been registered under the Securities Act or any other applicable securities law, are being offered for resale in transactions not requiring registration under the Securities Act and may not be offered, sold, pledged or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities laws, pursuant to an exemption therefrom or in a transaction not subject thereto and, in each case, in compliance with the terms of the Capital Securities and the terms of the Amended and Restated Declaration of Trust of First Commonwealth Capital Trust I, dated as of September 8, 1999, as the same may be amended from time to time.



                                    _____________________________
                                    Signature

                                     A1-11

                                  EXHIBIT A-2

                      FORM OF COMMON SECURITY CERTIFICATE

          THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW.

Certificate Number                                   Number of Common Securities

                    Certificate Evidencing Common Securities

                                       of

                       First Commonwealth Capital Trust I

                            9.50% Common Securities

                (liquidation amount $1,000 per Common Security)

          First Commonwealth Capital Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that First Commonwealth Financial Corporation (the "Holder") is the registered owner of _____ common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 9.50% Common Securities (liquidation amount $1,000 per Common Security) (the "Common Securities"). Subject to the limitations in Section 9.1(c) of the Declaration (as defined below), the Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of September 8, 1999, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used but not defined herein shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Sponsor at its principal place of business.

          Upon receipt of this certificate, the Sponsor is bound by the Declaration and is entitled to the benefits thereunder and to the benefits of the Common Securities Guarantee to the extent provided therein.

          By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

                                     A2-1

          IN WITNESS WHEREOF, the Trust has executed this certificate this ____ day of September 1999.

                              FIRST COMMONWEALTH CAPITAL TRUST I



                              By:________________________________
                                 Name:
                                 Title:  Administrative Trustee

                                     A2-2

                         [FORM OF REVERSE OF SECURITY]

          Distributions payable on each Common Security will be fixed at a rate per annum of 9.50% (the "Coupon Rate") of the liquidation amount of $1,000 per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one semi-annual period will bear interest thereon compounded semi-annually at the Coupon Rate (to the extent permitted by applicable law). Pursuant to the Registration Rights Agreement, in certain limited circumstances the Debenture Issuer will be required to pay Liquidated Damages (as defined in the Registration Rights Agreement) with respect to the Debentures. The term "Distributions," as used herein, includes such cash distributions and any such interest and such Liquidated Damages payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor.

          Distributions on the Common Securities will be cumulative, will accrue from the most recent date to which Distributions have been paid or duly provided for or, if no Distributions have been paid or duly provided for, from September 8, 1999 and will be payable semi-annually in arrears, on March 1 and September 1 of each year, commencing on March 1, 2000, except as otherwise described below. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months and, for any period less than a full calendar month, the number of days elapsed in such month. As long as no Event of Default has occurred and is continuing under the Indenture, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Debentures for a period not exceeding 10 consecutive calendar semi-annual periods, including the first such semi-annual period during such extension period (each an "Extension Period"), provided that no Extension Period shall end on a day other than an Interest Payment Date for the Debentures or shall extend beyond the Maturity Date of the Debentures. As a consequence of such deferral, Distributions also will be deferred. Despite such deferral, Distributions will continue to accumulate with interest thereon (to the extent permitted by applicable law, but not at a rate exceeding the rate of interest then accruing on the Debentures) at the Coupon Rate compounded semi-annually during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all such previous and further extensions within such Extension Period, may not exceed 10 consecutive semi-annual periods, including the first semi-annual period during such Extension Period, or extend beyond the Maturity Date of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date preceding the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

          Subject to the Sponsor obtaining any prior regulatory approval then required and to certain other conditions set forth in the Declaration and the Indenture, the Property Trustee may, at the direction of the Sponsor, at any time terminate the Trust and, after satisfaction of any liabilities to creditors of the Trust in accordance with applicable law, cause the Debentures to be

                                     A2-3
distributed to the holders to the Securities in liquidation of the Trust or, simultaneous with any redemption of the Debentures, cause a Like Amount of the Securities to be redeemed by the Trust.

          The Common Securities shall be redeemable as provided in the Declaration.

                                     A2-4

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
       (Insert assignee's social security or tax identification number)


________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                   (Insert address and zip code of assignee)


and irrevocably appoints


________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:______________________________

Signature:  _______________________
(Sign exactly as your name appears on the other side of this Common Security Certificate)

Signature Guarantee*:  ____________________________________

______________________
* Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

                                     A2-5

                                                                     Exhibit B-1
                                                              Purchase Agreement

                                  $35,000,000

                      First Commonwealth Capital Trust I

                           9.50% Capital Securities

               (Liquidation Amount $1,000 per Capital Security)

                                 guaranteed by

                   First Commonwealth Financial Corporation

                              PURCHASE AGREEMENT
                              ------------------

                                                               September 2, 1999


Keefe, Bruyette & Woods, Inc.
Two World Trade Center
New York, New York 10048

Ladies and Gentlemen:

     First Commonwealth Capital Trust I (the "Trust"), a statutory business trust created under the Business Trust Act of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. (Sections 3801 et seq.)) (the "Delaware Business Trust Act"), and First Commonwealth Financial Corporation, a Pennsylvania business corporation (the "Company" and together with the Trust, the "Offerors"), confirm their agreement (the "Agreement") with Keefe, Bruyette & Woods, Inc. (the "Initial Purchaser"), with respect to the issue and sale by the Trust and the purchase by the Initial Purchaser of the 35,000 9.50% Capital Securities (liquidation amount of $1,000 per security) of the Trust (the "Capital Securities"). The Capital Securities will be guaranteed by the Company, to the extent described in the Offering Memorandum (as defined below), with respect to distributions and payments upon liquidation, redemption and otherwise pursuant to the Capital Securities Guarantee Agreement (the "Capital Securities Guarantee"), to be dated as of September 8, 1999, between the Company and The Chase Manhattan Bank, as Trustee (the "Guarantee Trustee"). The Capital Securities issued in book-entry form will be issued to Cede & Co. as nominee of The Depository Trust Company ("DTC") pursuant to an additional or supplemental letter agreement, to be dated on or prior to the Initial Closing Time (as defined in Section 2(b) hereof) (the "DTC Agreement"), among the Trust, the Guarantee Trustee and DTC.

     The Company is a registered bank holding company under the provisions of the Bank Holding Company Act of 1956, as amended. The Company operates two chartered banks, First Commonwealth Bank and Southwest Bank (each a "Bank" and, collectively, the "Banks"), which are both Pennsylvania chartered banks. The entire proceeds from the sale of the Capital Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities"), as guaranteed by the Company, to the extent set forth in the Offering Memorandum, with respect to distributions and payments upon liquidation, redemption and otherwise pursuant to the Common Securities Guarantee Agreement (the "Common Securities Guarantee" and, together with the Capital Securities Guarantee, the "Guarantees"), to be dated as of September 8, 1999, made by the Company, and will be used by the Trust to purchase $36,083,000 of 9.50% Junior Subordinated Deferrable Interest Debentures due September 1, 2029 (the "Subordinated Debentures") issued by the Company.
The Capital Securities and the Common Securities will be issued pursuant to the Amended and Restated Declaration of Trust, to be dated as of September 8, 1999 (the "Declaration"), among the Company, as sponsor, John J. Dolan, William R. Jarrett and Gerard M. Thomchick, as administrative trustees (the "Administrative Trustees"), The Chase Manhattan Bank, as property trustee (the "Property Trustee"), and Chase Manhattan Bank Delaware, as Delaware trustee (the "Delaware Trustee," and, together with the Property Trustee and the Administrative Trustees, the "Trustees"). The Subordinated Debentures will be issued pursuant to an indenture, to be dated as of September 8, 1999 (the "Indenture"), between the Company and The Chase Manhattan Bank, as trustee (the "Debenture Trustee").

     The Capital Securities, the Capital Securities Guarantee and the Subordinated Debentures are hereinafter collectively referred to as the "Initial Securities."

     The Initial Securities will be subject to the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be executed on and dated as of the Initial Closing Time (as defined in Section 2(b) hereof). Pursuant to the Registration Rights Agreement, the Offerors will agree, among other things, to file with the Securities and Exchange Commission (the "Commission") (i) a registration statement (the "Exchange Offer Registration Statement") under the United States Securities Act of 1933, as amended (the "1933 Act"), relating to another series of capital securities (liquidation amount $1,000 per security) of the Trust (the "Exchange Capital Securities"), another capital securities guarantee (the "Exchange Capital Securities Guarantee"), and another series of Junior Subordinated Deferrable Interest Debentures due September 1, 2029 (the "Exchange Subordinated Debentures" and, collectively with the Exchange Capital Securities and the Exchange Capital Securities Guarantee, the "Exchange Securities"), to be offered in exchange for the Initial Securities (such offer to exchange being referred to as the "Exchange Offer") and/or (ii) a shelf registration statement (the "Shelf Registration Statement") pursuant to Rule 415 of the rules and regulations under the 1933 Act (the "1933 Act Regulations") relating to the resale by certain holders of the Capital Securities. The Registration Rights Agreement shall contain terms and provisions, customary for similar Rule 144A transactions, and shall otherwise be in form and substance reasonably satisfactory to the Initial Purchaser.

     The Initial Securities and the Exchange Securities are jointly referred to as the "Securities." The Indenture, the Declaration, the Guarantees, the Registration Rights Agreement, the DTC Agreement, the Debenture Subscription Agreement, dated as of September 8, 1999 (the "Debenture Subscription Agreement") between the Company and the Trust, the Common Securities Subscription Agreement, dated as of September 8, 1999 between the Company and the Trust, and this Agreement are hereinafter referred to collectively as the "Operative Documents."

     The Offerors understand that the Initial Purchaser proposes to make an offering of the Capital Securities (as guaranteed by the Capital Securities Guarantee) on the terms and in the manner set forth herein and agree that the Initial Purchaser may resell, subject to the conditions set forth herein, all or a portion of the Capital Securities to purchasers ("Subsequent Purchasers") at any time after the date of this Agreement. The Capital Securities are to be offered and sold through the Initial Purchaser without being registered under the 1933 Act, in reliance upon exemptions therefrom as described in the Preliminary Offering Memorandum (as defined below). Pursuant to the terms of the Capital Securities, investors that acquire Capital Securities may only resell or otherwise transfer such Capital Securities if such Capital Securities are hereafter registered under the 1933 Act or if an exemption from the registration requirements of the 1933 Act is available (including the exemption afforded by Rule 144A ("Rule 144A"), Regulation D or Regulation S ("Regulation S") of the 1933 Act Regulations).

     The Offerors have prepared and delivered to the Initial Purchaser copies of a preliminary offering memorandum dated August 17, 1999 (the "Preliminary Offering Memorandum") and have prepared and will deliver to the Initial Purchaser, as soon as practicable, copies of a final offering memorandum, to be dated September 2, 1999 (the "Final Offering Memorandum"), each for use by such Initial Purchaser in connection with their solicitation of purchases of, or offering of, the Capital Securities. "Offering Memorandum" means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum (whether the Preliminary Offering Memorandum or the Final Offering Memorandum, or any amendment or supplement to either such document), including exhibits thereto and any documents incorporated therein by reference, which has been prepared and delivered by the Offerors to the Initial Purchaser in connection with their solicitation of purchases of, or offering of, the Capital Securities.

     All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "disclosed" or "stated" in the Offering Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference in the Offering Memorandum; and all references in this Agreement to amendments or supplements to the Offering Memorandum shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act"), which is incorporated by reference in the Offering Memorandum.

     SECTION 1.   Representations and Warranties.
                  ------------------------------

     (a) The Offerors jointly and severally represent and warrant to the Initial Purchaser as of the date hereof and as of each Closing Time (as defined in Section 2 hereof) as follows:

          (i) The Offerors have not, directly or indirectly, solicited any offer to buy or offered to sell, and will not, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Capital Securities in a manner that would require the Capital Securities to be registered under the 1933 Act.

          (ii) The Offering Memorandum does not, and at the Closing Time will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with information furnished to the Offerors in writing by or on behalf of the Initial Purchaser expressly for use in the Offering Memorandum.

          (iii) The documents incorporated or deemed to be incorporated by reference in the Offering Memorandum at the time they were or hereafter are filed with the Commission complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the other information in the Offering Memorandum, at the date of the Offering Memorandum and at the Closing Time, do not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (iv) The financial statements (including the related notes and supporting schedules) of the Company incorporated by reference in the Offering Memorandum present fairly in all material respects the financial position of the Company and its consolidated subsidiaries for the periods indicated and the consolidated results of operations and consolidated changes in financial position of such entities for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods specified; and any supporting schedules for the Company and its consolidated subsidiaries incorporated by reference in the Offering Memorandum present fairly in all material respects the information required to be stated therein. The selected financial data included in the Offering Memorandum present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited and unaudited financial statements incorporated in the Offering Memorandum.

          (v) The accountants who certified the financial statements and supporting schedules of the Company and its consolidated subsidiaries incorporated by reference in the Offering Memorandum are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (vi) Since the respective dates as of which information is given in the Offering Memorandum, except as may otherwise be stated in, or referred to therein: (1) there has not been any material adverse change in the condition, financial or otherwise, of the Trust or of the Company and its consolidated subsidiaries considered as one enterprise, or in the earnings, assets, business affairs or business prospects of the Trust or of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (2) there have not been any transactions entered into by the Trust or by the Company or any of its subsidiaries, other than in the ordinary course of business, which are material to the Trust or the Company and its consolidated subsidiaries considered as one enterprise, and (3) except for regular quarterly dividends on the Company's outstanding shares of common stock, there has been no dividend or distribution of any kind declared, paid or made by the Company on its capital stock or by the Trust on any class of its securities.

          (vii) The Company has been duly incorporated and is validly subsisting as a corporation under the laws of the Commonwealth of Pennsylvania and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under this Agreement; the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and the Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

          (viii) Each of First Commonwealth Bank and Southwest Bank has been duly incorporated and is validly subsisting as a bank under the laws of the Commonwealth of Pennsylvania, and each of the Banks has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each of the Banks has been duly authorized and validly issued, is fully paid and non-assessable and is directly or indirectly owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of the Banks was issued in violation of the preemptive or similar rights of any stockholder of such corporation arising by operation of law, under the charter or by-laws of any subsidiaries or under any agreement to which the Company or any such Bank is a party.

          (ix) Each of the Company's subsidiaries other than the Banks has been duly incorporated and is validly existing or subsisting, as the case may be, as a corporation in good standing under the laws of the jurisdiction of its incorporation or organization and, to the extent applicable, each such subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except for such jurisdictions where the failure to be so qualified would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued and is fully paid and nonassessable; except as set forth or incorporated by reference in the Offering Memorandum, the capital stock of each such subsidiary is owned by the Company, free and clear of any pledge, lien, encumbrance, claim or equity.

          (x) The Company and its subsidiaries have good and marketable title to all properties (real and personal) owned by the Company and its subsidiaries, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Offering Memorandum or (b) do not, singly or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or its subsidiaries; and all properties held under lease by the Company or its subsidiaries and material to the business of the

Company and its subsidiaries, considered as a single enterprise are held under valid, subsisting and enforceable leases.

          (xi) The authorized, issued and outstanding capital stock of the Company set forth in the Offering Memorandum under the heading "Capitalization --Actual" is accurate in all material respects as of the date indicated in such document; and the shares of such issued and outstanding capital stock have been duly authorized and validly issued and are fully paid and non-assessable and such capital stock conforms in all material respects to all statements relating thereto contained in the Offering Memorandum.

          (xii) The Trust has been duly created and is validly existing in good standing as a statutory business trust under the Delaware Act with the power and authority to own property and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under the Operative Documents, as applicable, and the Capital Securities; the Trust is not a party to or otherwise bound by any material agreement other than those described in the Offering Memorandum; the Trust is and will, under current law, be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; the Trust does not have any consolidated or unconsolidated subsidiaries; the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to GAAP; and to the Company's knowledge, the Trust is not required to be authorized to do business in any jurisdiction other than the State of Delaware, except where the failure so to qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

          (xiii) The Common Securities have been duly authorized by the Declaration and, when issued and delivered by the Trust to the Company against payment therefor as described in the Offering Memorandum, will be validly issued and will represent undivided beneficial interests in the assets of the Trust; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the Closing Time all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

          (xiv) As of the applicable Closing Time, the Capital Securities will have been duly authorized by the Trust and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Offering Memorandum, and the issuance of the Capital Securities will not be subject to preemptive or other similar rights; and as of the Initial Closing Time, the Exchange Capital Securities will have been duly authorized by the Trust, and when issued in accordance with the Declaration, will be validly issued and fully paid and non-assessable undivided beneficial interests in the Trust. The holders of the Capital Securities and the Exchange Capital Securities, respectively, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability as that extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; it being understood, however, that the holders of the Capital Securities and the Exchange Capital Securities, if any, may be obligated, pursuant to the Declaration, to (i) provide indemnity and/or security in connection therewith and pay taxes or governmental charges arising from transfers thereof and the issuance of replacement Capital Securities and the Exchange Capital Securities, if any, and (ii) provide security and indemnity in connection with requests of or directions to the Property Trustee and to exercise its rights and powers under the Declaration.

          (xv) The execution and delivery by the Trust and the Company of this Agreement and the performance by the Trust and the Company of their respective obligations hereunder, have been duly authorized by all necessary business trust action on the part of the Trust and corporate action on the part of the Company; and this Agreement has been duly executed and delivered by the Trust and the Company.

          (xvi) The Declaration has been duly authorized by the Company and, at the Closing Time, will have been duly executed and delivered by the Company and the Trustees, and assuming due authorization, execution and delivery of the Declaration by the Property Trustee and the Delaware Trustee, the Declaration will, at the Closing Time, be a valid and binding obligation of the Company and the Trustees, enforceable against the Company and the Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by the receivership, conservatorship and supervisory powers of bank regulatory agencies generally as well as by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general principles of equity and the availability of equitable remedies (regardless of whether enforcement is considered in a proceeding at law or in equity) (collectively, the "Enforceability Exceptions"); and at the time the Exchange Offer is consummated, the Declaration will have been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act").

          (xvii) Each of the Guarantees and the Exchange Capital Securities Guarantee has been duly authorized by the Company and, at the Closing Time, each of the Guarantees will have been duly executed and delivered by the Company, and will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Enforceability Exceptions; at or prior to the time the Exchange Offer is consummated, the Exchange Capital Securities Guarantee will have been duly executed and delivered by the Company, and will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Enforceability Exceptions; and at the time the Exchange Offer is consummated, the Exchange Capital Securities Guarantee will have been duly qualified under the 1939 Act.

          (xviii) The Indenture has been duly authorized by the Company and, at the Closing Time, will have been duly executed and delivered by the Company and will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Enforceability Exceptions; and at the time the Exchange Offer is consummated, the Indenture will have been duly qualified under the 1939 Act and will conform to the description thereof contained in the Offering Memorandum.

          (xix) The Subordinated Debentures have been duly authorized by the Company and, at the Closing Time, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Offering Memorandum, will constitute valid and binding obligations of the Company, and the Exchange Subordinated Debentures have been duly authorized by the Company and, when duly executed by the Company and authenticated in the manner provided in the Indenture, will constitute valid and binding obligations of the Company, in each case, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Enforceability Exceptions; and the Subordinated Debentures will be in the form contemplated by, and entitled to the benefits of, the Indenture and will be accurately described in all material respects in the Offering Memorandum and be consistent in all material respects with the description thereof in the Offering Memorandum.

          (xx) The Registration Rights Agreement has been duly authorized by the Offerors and, at the Closing Time, will have been duly executed and delivered and will constitute a valid and binding agreement of the Offerors, enforceable against the Offerors in accordance with its terms, except to the extent enforcement thereof may be limited by the Enforceability Exceptions; and the Registration Rights Agreement will be accurately described in all material respects in the Offering Memorandum and be consistent in all material respects with the description thereof contained in the Offering Memorandum.

          (xxi) The Operative Documents, the Capital Securities, the Common Securities and the Guarantees each will be accurately described in all material respects in the Offering Memorandum and be consistent in all material respects to the descriptions thereof contained in the Offering Memorandum.

          (xxii) Each of the Administrative Trustees is an officer or employee of the Company and has been duly authorized by the Company to execute and deliver the Declaration.

          (xxiii) At the Closing Time, the Property Trustee will be the record holder of the Subordinated Debentures and no security interest, mortgage, pledge, lien, encumbrance, claim or equity will be noted thereon or on the Subordinated Debenture register maintained by or on behalf of the Company.

          (xxiv) Neither the Trust nor the Company is, and immediately following consummation of the transactions contemplated hereby will not be, an "investment company" or a company "controlled" by an "investment company" which is required to be registered under the Investment Company Act of 1940, as amended (the "1940 Act").

          (xxv) The Trust is not in violation of the Trust Certificate (defined below) or the Declaration, and neither the Company nor any of the Banks is in violation of its charter or by-laws and none of the Trust, the Company or any of the Company's subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, loan agreement, or any contract, note, lease or other instrument to which it is a party or by which it or its properties may be bound, which violation or default, singly or in the aggregate, would have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Trust or the Company and its subsidiaries considered as one enterprise; the execution and delivery of this Agreement and the Operative Documents by the Trust or the Company, as the case may be, and the consummation by the Offerors of the transactions herein and therein contemplated and the compliance with the terms of this Agreement and the issuance and delivery of the Capital Securities have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust, the Company or any of the Banks under, any contract, indenture, mortgage, deed of trust or other material agreement or instrument to which the Trust, the Company or any Bank is a party or by which it or any of their respective properties are bound, except for such conflicts, breaches and defaults as, in the aggregate, would not be material to the Trust, or to the Company and its subsidiaries considered as one enterprise, nor will such action result in any violation of the charter or by-laws of the Company or any of the Banks or the Declaration or the trust certificate of the Trust filed with the State of Delaware on August 16, 1999 (the "Trust Certificate"), or any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Trust, the Company or any Bank or any of their respective properties.

        (xxvi) No filing with, or approval, authorization or consent of, any court or governmental authority or agency is required in connection with the offering, issuance or sale of the Capital Securities under this Agreement or the consummation of the transactions contemplated by the Operative Documents, except such as have been obtained or will have been obtained prior to the Closing Time or as may be required under federal and state securities laws.

        (xxvii) There is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or its subsidiaries which is not disclosed in the Offering Memorandum which, individually or in the aggregate, might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of this Agreement or the performance by the Company of its obligations hereunder.

        (xxviii) The Company and its subsidiaries have filed all federal, state, local and foreign tax returns that are required to be filed or have duly requested extensions thereof and have paid all taxes which the Company believes to be required to be paid by any of them and any related assessments, fines or penalties, except for any such tax, assessment, fine or penalty that is being contested in good faith and by appropriate proceedings; and adequate charges, accruals and reserves have been provided for in accordance with GAAP in the financial statements referred to in Section 1(a)(iv) above in respect of all federal, state, local and foreign taxes for all periods as to which the tax liability of the Company or its subsidiaries has not been finally determined or remains open to examination by applicable taxing authorities.

        (xxix) The Company and its subsidiaries carry or are entitled to the benefits of insurance in such amounts and covering such risks as is generally deemed adequate for its business and consistent with insurance coverage maintained by companies of similar size and scope of operations in similar businesses, and all such insurance is in full force and effect.

        (xxx) The Company and its subsidiaries possess such certificates, authorities, permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to possess such Governmental Licenses would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a material adverse effect on the condition, financial or otherwise, earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

        (xxxi) The Company and its subsidiaries own or possess or can acquire on reasonable terms, the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "patent and proprietary rights") presently employed by them in connection with the business now operated by them as described in the Offering Memorandum, except where lack thereof would not result in a material adverse change in the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, and the Company and its subsidiaries have not received any notice or is not otherwise aware of any infringement of or conflict with asserted rights of others with respect to any patent or proprietary rights or of any facts or circumstances which would render any patent and proprietary rights invalid or inadequate to protect the interest of the Company and its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

        (xxxii) No labor dispute with the employees of the Company or its subsidiaries exists or, to the knowledge of the Company, is imminent.

        (xxxiii) The Trust, the Company and its subsidiaries are in compliance with, and conduct their respective businesses in conformity with, all applicable laws and governmental regulations, the violation of which would have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs, or business prospects of the Trust, or the Company and its subsidiaries considered as one enterprise.

     (xxxiv)   Other than such agreements, contracts and other documents as are described in the Offering Memorandum or otherwise filed as Exhibits to the Company's annual report on Form 10-K or quarterly reports on Form 10-Q incorporated by reference in the Offering Memorandum, there are no agreements, contracts or documents of a character described in Item 601 of Regulation S-K of the Commission to which the Company or any of the Principal Subsidiaries is a party.

     (xxxv) The Company has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of the Capital Securities.

     (xxxvi)   The Capital Securities are eligible for resale pursuant to Rule
144A and will not be, at the Closing Time, of the same class as securities listed on a national securities exchange registered under Section 6 of the 1934 Act, or quoted in a U.S. automated interdealer quotation system.

     (xxxvii) None of the Trust, the Company, or any of their affiliates, as such term is defined in Rule 501(b) under the 1933 Act ("Affiliates"), or any person acting on its or any of their behalf (other than the Initial Purchaser, as to whom the Offerors make no representation) has engaged or will engage, in connection with the offering of the Capital Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act.

     (xxxviii) Subject to compliance by the Initial Purchaser with the procedures set forth in Section 6 hereof, prior to the Exchange Offer, it is not necessary in connection with the offer, sale and delivery of the Capital Securities to the Initial Purchaser and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Capital Securities under the 1933 Act or to qualify any indenture or any guarantee under the 1939 Act.

     (xxxix)   With respect to those Capital Securities, if any, sold in
reliance on Regulation S, (A) none of the Trust, the Company, its Affiliates or any person acting on its or their behalf (other than the Initial Purchaser, as to whom the Offerors make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (B) each of the Trust, the Company and its Affiliates and any person acting on its or their behalf (other than the Initial Purchaser, as to whom the Offerors make no representation) has complied and will comply with the offering restrictions requirement of Regulation S.

     (b) Any certificate signed by any Trustee of the Trust or any duly authorized officer of the Company or any of the Banks and delivered to you or to counsel for the Initial Purchaser shall be deemed a representation and warranty by the Trust or the Company, as the case may be, to the Initial Purchaser as to the matters covered thereby.

     SECTION 2.   Sale and Delivery to Initial Purchaser; Closing.
                  -----------------------------------------------

     (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust agrees to sell to the Initial Purchaser and the Initial Purchaser agrees to purchase from the Trust, at a price of $1,000 per Capital Security to be delivered on September 8, 1999 and at a price of $1,000 plus accumulated distributions per Capital Security to be delivered on September 22, 1999, the Capital Securities.

     (b) Deliveries of certificates for 25,000 of the Capital Securities shall be made at the office of the Initial Purchaser in New York (or at the offices of Brown & Wood llp specified below in the case of Capital Securities registered in the name of Cede & Co.), and payment of the purchase price for such Capital Securities shall be made by the Initial Purchaser to the Trust by wire transfer of immediately available funds contemporaneous with closing at the offices of Brown & Wood llp, One World Trade Center, New York, New York 10048, at 10:00 A.M. on September 8, 1999, or such other time as may be agreed upon by the Initial Purchaser and the Offerors (such time and date of payment and delivery being herein called the "Initial Closing Time").

     Deliveries of certificates for 10,000 of the Capital Securities shall be made at the office of the Initial Purchaser in New York (or at the offices of Brown & Wood llp specified below in the case of Capital Securities registered in the name of Cede & Co.), and payment of the purchase price for such Capital Securities shall be made by the Initial Purchaser to the Trust by wire transfer of immediately available funds contemporaneous with closing at the offices of Brown & Wood llp, One World Trade Center, New York, New York 10048, at 10:00 A.M. on September 22, 1999, or such other time as may be agreed upon by the Initial Purchaser and the Offerors (such time and date of payment and delivery being herein called the "Second Closing Time" and each of the Initial Closing Time and the Second Closing Time being referred to as a "Closing Time").

     Payment for the Capital Securities purchased by the Initial Purchaser shall be made to the Trust by wire transfer of immediately available funds, against delivery for the account of the Initial Purchaser of certificates for the Capital Securities. Certificates for the Capital Securities shall be in such denominations and registered in such names as the Initial Purchaser may request in writing at least one business day before the relevant Closing Time. The certificates representing the Capital Securities which are not resold to institutional "accredited investors" shall be registered in the name of Cede & Co. pursuant to the DTC Agreement and shall be made available for examination and packaging by the Initial Purchaser in The City of New York not later than 10:00 A.M. on the last business day prior to the relevant Closing Time.

     (c) As compensation to the Initial Purchaser for its commitments hereunder and in view of the fact that the proceeds of the sale of the Capital Securities will be used to purchase Subordinated Debentures of the Company, the Company hereby agrees to pay at each Closing Time to the Initial Purchaser in immediately available funds, $15.00 per Capital Security to be delivered by the Company hereunder at the relevant Closing Time.

     SECTION 3.   Covenants of the Offerors.  The Offerors covenant with the
                  -------------------------
Initial Purchaser as follows:

     (a) The Offerors, as promptly as possible, will furnish to the Initial Purchaser, without charge, such number of copies of the Offering Memorandum and any amendments and supplements thereto and documents incorporated by reference therein as the Initial Purchaser may reasonably request.

     (b) The Offerors will promptly notify the Initial Purchaser, and confirm such notice in writing, of (x) any filing made by the Offerors of information relating to the offering of the Capital Securities with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and
(y) prior to the completion of the placement of the Capital Securities by the Initial Purchaser as evidenced by a notice in writing from the Initial Purchaser to the Offerors, any material changes in or affecting the earnings, business affairs or business prospects of the Trust, or the Company and its subsidiaries considered as one enterprise, which (i) make any statement in the Offering Memorandum (as then amended or supplemented) false or misleading or (ii) are not disclosed in the Offering Memorandum. In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of the Company, its counsel or counsel for the Initial Purchaser, to amend or supplement the Offering Memorandum in order that the Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Company will forthwith amend or supplement the Offering Memorandum by preparing and furnishing to the Initial Purchaser an amendment or amendments of, or a supplement or supplements to, the Offering Memorandum (in form and substance satisfactory in the reasonable opinion of counsel for the Initial Purchaser) so that, as so amended or supplemented, the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, not misleading.

     (c) The Offerors will advise the Initial Purchaser promptly of any proposal to amend or supplement the Offering Memorandum and will not effect such amendment or supplement without the consent of the Initial Purchaser, which consent shall not be unreasonably withheld. Neither the consent of the Initial Purchaser, nor the Initial Purchaser's delivery of any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in
Section 5 hereof.

     (d) The Company will use its reasonable best efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market.

     (e) The Company, during the period when the Offering Memorandum is required to be delivered pursuant to Section 6(a)(vii) hereof, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

     (f) The Offerors will cooperate with the Initial Purchaser and use their reasonable best efforts to permit the Capital Securities to be eligible for clearance and settlement through the facilities of DTC.

     (g) The Trust will use the proceeds received by it from the sale of the Capital Securities in the manner specified in the Offering Memorandum under "Use of Proceeds," and the Company will use the net proceeds received by it from the sale of the Subordinated Debentures substantially in the manner specified or contemplated in the Offering Memorandum under "Use of Proceeds."

     (h) Prior to the thirtieth day after the date of the Closing Time, neither the Trust nor the Company will, without the prior written consent of the Initial Purchaser, directly or indirectly, issue, sell, offer or agree to sell, grant any option for the sale of, or otherwise dispose of, Capital Securities, any security convertible into, exchangeable or exercisable for Capital Securities or the Subordinated Debentures or any debt securities substantially similar (including provisions with respect to the deferral of interest) to the Subordinated Debentures or any equity security substantially similar to the Capital Securities (except for the Securities issued pursuant to this Agreement).

     (i) The Company will use its reasonable best efforts, in cooperation with the Initial Purchaser, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Initial Purchaser may reasonably designate and will maintain such qualifications in effect for a period of one year for the sale of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

     SECTION 4.   Payment of Expenses.
                  -------------------

     (a) Expenses. The Company will pay all expenses incident to the performance of its obligations and the obligations of the Trust under this Agreement, including (i) the preparation, printing and any filing of the Preliminary Offering Memorandum, the Final Offering Memorandum (including financial statements and any schedules or exhibits and any document incorporated therein by reference) and of each amendment or supplement thereto, (ii) the preparation, printing and delivery to the Initial Purchaser of this Agreement, the Operative Documents and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Securities,
(iii) the preparation, issuance and delivery of the certificates for the Securities to the Initial Purchaser, including any transfer taxes, any stamp or other duties payable upon the sale, issuance and delivery of the Securities to the Initial Purchasers and any charges of DTC in connection therewith, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors,
(v) any fees payable in connection with the rating of the Capital Securities,
(vi) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(i) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchaser of up to $15,000 in connection therewith and in connection with the preparation of the Blue Sky Survey, any supplement thereto, (vii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities, (viii) any fees and expenses payable in connection with the initial and continued designation of the Securities as PORTAL securities under the PORTAL Market Rules pursuant to NASD Rule 5322 and (ix) the fees and expenses of any trustee appointed under any of the Operative Documents, including the fees and disbursements of counsel for such trustees in connection with the Operative Documents.

     (b) Termination of Agreement. If this Agreement is terminated by the Initial Purchaser in accordance with the provisions of Section 5 or Section 10
(a)(i), hereof, the Company shall reimburse the Initial Purchaser for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of Brown & Wood llp, counsel for the Initial Purchaser.

     SECTION 5.   Conditions of the Initial Purchaser's Obligations.  The
                  -------------------------------------------------
obligations of the Initial Purchaser hereunder are subject to the accuracy of the representations and warranties of the Offerors contained in Section 1 hereof or in certificates of any Trustee of the Trust, officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, to the performance by the Offerors of their obligations hereunder, and to the following further conditions:

     (a) Opinion of Outside Counsel for Offerors. At the Initial Closing Time, the Initial Purchaser shall have received the favorable opinion, dated as of the Initial Closing Time, of Drinker Biddle & Reath LLP, counsel to the Company, to the effect set forth in Exhibit A hereto.

     (b) Opinion of Special Delaware Counsel for Offerors. At the Initial Closing Time, the Initial Purchaser shall have received the favorable opinion, dated as of the Initial Closing Time, of Richards, Layton & Finger P.A., special Delaware counsel to the Offerors to the effect set forth in Exhibit B hereto.

     (c) Opinions of Counsel for The Chase Manhattan Bank. At the Initial Closing Time, the Initial Purchaser shall have received the favorable opinions, dated as of the Initial Closing Time, of Pryor Cashman Sherman & Flynn LLP, counsel to The Chase Manhattan Bank, as Property Trustee under the Declaration, and Guarantee Trustee under the Capital Securities Guarantee Agreement, to the effect set forth as Exhibit C hereto.

     (d) Opinion of Special Tax Counsel for the Offerors. At the Initial Closing Time, the Initial Purchaser shall have received an opinion, dated as of the Initial Closing Time, of Drinker Biddle & Reath LLP, special tax counsel to the Offerors, that (i) the Subordinated Debentures will be classified for United States federal income tax purposes as indebtedness of the Company, (ii) the Trust will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation and (iii) although the discussion set forth in the Offering Memorandum under the heading "Certain Federal Income Tax Consequences" does not purport to discuss all possible United States federal income tax consequences of the purchase, ownership and disposition of the Capital Securities, such discussion constitutes, in all material respects, a fair and accurate summary of the United States federal income tax consequences of the purchase, ownership and disposition of the Capital Securities under current law. Such opinion may be conditioned on, among other things, the initial and continuing accuracy of the facts, financial and other information, covenants and representations set forth in certificates of officers of the Company and other documents deemed necessary for such opinion.

     (e) Opinion of General Counsel for the Offerors. At the Initial Closing Time, the Initial Purchaser shall have received the favorable opinion, dated as of the Initial Closing Time, of David R. Tomb, Jr., Esq., inside counsel for the Company, to the effect set forth in Exhibit D hereto.

     (f) Opinion of Counsel for Initial Purchaser. At the Initial Closing Time, the Initial Purchaser shall have received the favorable opinion, dated as of the Initial Closing Time, of Brown & Wood LLP, counsel for the Initial Purchaser, with respect to the Capital Securities, the Indenture, the Capital Securities Guarantee Agreement, this Agreement, the Registration Rights Agreement, the Offering Memorandum and other related matters as the Initial Purchaser may require. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of Trustees of the Trust, officers of the Company and its subsidiaries and certificates of public officials.

     (g) Certificates. At each Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust, or the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Initial Purchaser shall have received at each Closing Time a certificate of any Chairman, any Vice Chairman, the Chief Executive Officer, the President or any Executive Vice President or Senior Vice President of the Company and of the chief financial officer or the chief accounting officer of the Company and a certificate of an Administrative Trustee of the Trust, dated as of the Closing Time, to the effect that, to his or her knowledge, (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof were true and correct when made and are true and correct with the same force and effect as though expressly made at and as of the Closing Time, and
(iii) the Offerors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time.

     (h) Accountant's Comfort Letter. At the time of execution of this Agreement, the Initial Purchaser shall have received from each of Deloitte & Touche LLP, KMPG LLP and Grant Thornton LLP a letter dated such date, in form and substance satisfactory to the Initial Purchaser, containing statements and information of the type ordinarily included in accountants' "comfort letters" to initial purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum.

     (i) Bring-down Comfort Letter. At the Initial Closing Time, the Initial Purchaser shall have received from each of Deloitte & Touche LLP, KPMG LLP and Grant Thornton LLP a letter, dated as of the Initial Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (h) of this Section.

     (j) PORTAL. At the Initial Closing Time, the Securities shall have been designated for trading on PORTAL.

     (k) Additional Documents. At each Closing Time, counsel for the Initial Purchaser shall have been furnished with the Registration Rights Agreement, executed by the Company and the Trust, and such other documents as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Capital Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties of the Offerors, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Offerors in connection with the issuance and sale of the Capital Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Initial Purchaser and counsel for the Initial Purchaser.

     (l) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Initial Purchaser by written notice to the Offerors at any time at or prior to the relevant Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 7, 8 and 9 shall survive any such termination and remain in full force and effect.

     SECTION 6.  Subsequent Offers and Sales of the Capital Securities.
                 -----------------------------------------------------

     (a) Offer and Sale Procedures. The Initial Purchaser and the Offerors hereby establish and agree to observe the following procedures in connection with the offer and sale of the Capital Securities:

          (i)   Offers and Sales only to Institutional Accredited Investors,
                ------------------------------------------------------------
Qualified Institutional Buyers and Non-U.S. Persons. Offers and sales of the
---------------------------------------------------
Capital Securities will be made only by the Initial Purchaser or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made. Each such offer or sale shall only be made (A) to persons whom the offeror or seller reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Securities Act) ("Qualified Institutional Buyers"), (B) to a limited number of other institutional "accredited investors" (as such term is defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D) that the offeror or seller reasonably believes to be and, with respect to sales and deliveries, that are accredited investors ("Institutional Accredited Investors"), or (C) non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Capital Securities may be made in reliance upon Regulation S under the 1933 Act.

          (ii)  No General Solicitation.  No general solicitation or general
                -----------------------
advertising (within the meaning of Rule 502(c) under the 1933 Act) will be used in the United States in connection with the offering of the Capital Securities.

          (iii) Purchases by Non-Bank Fiduciaries.  In the case of a non-bank
                ---------------------------------
Subsequent Purchaser of a Capital Security acting as a fiduciary for one or more third parties in connection with an offer and sale to such purchaser pursuant to clause (a) above, each third party shall, in the reasonable judgment of the Initial Purchaser, be an Institutional Accredited Investor or a Qualified Institutional Buyer or a non-U.S. person outside the United States.

          (iv)  Subsequent Purchaser Notification. The Initial Purchaser will
                ---------------------------------
take reasonable steps to inform, and cause each of its U.S. Affiliates to take reasonable steps to inform, persons acquiring Capital Securities from the Initial Purchaser or Affiliate, as the case may be, in the United States that the Capital Securities (A) have not been and will not be registered under the 1933 Act, (B) are being sold to them without registration under the 1933 Act in reliance on Rule 144A or in accordance with another exemption from registration under the 1933 Act, as the case may be, and (C) may not be offered, sold or otherwise transferred except (1) to the Company, (2) outside the United States in accordance with Regulation S, or (3) inside the United States in accordance with (x) Rule 144A to a person whom the seller reasonably believes is a Qualified Institutional Buyer that is purchasing such Securities for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A or
(y) pursuant to another exemption from registration under the 1933 Act.

          (v)   Minimum Amount.  No sale of the Capital Securities to any one
                --------------
Subsequent Purchaser will be in blocks of less than U.S. $100,000 liquidation amount.

          (vi)  Restrictions on Transfer. The transfer restrictions and the
                ------------------------
other provisions of the Declaration, including the legend required thereby, shall apply to the Capital Securities except as otherwise agreed by the Offerors and the Initial Purchaser. Following the sale of the Capital Securities by the Initial Purchaser to Subsequent Purchasers pursuant to and in compliance with the terms hereof, the Initial Purchaser shall not be liable or responsible to the Offerors for any losses, damages or liabilities suffered or incurred by the Offerors, including any losses, damages or liabilities under the 1933 Act, arising from or relating to any resale or transfer of any Capital Security.

          (vii) Delivery of Offering Memorandum. The Initial Purchaser will
                -------------------------------
deliver to each purchaser of the Capital Securities from the Initial Purchaser, in connection with its original distribution of the Capital Securities, a copy of the Offering Memorandum, as amended and supplemented at the date of such delivery.

     (b) Covenants of the Offerors. Each of the Offerors, jointly and severally, covenant with the Initial Purchaser as follows:

          (i)   Due Diligence. In connection with the original distribution of
                -------------
the Capital Securities, the Offerors agree that, prior to any offer or sale of the Capital Securities by the Initial Purchaser, the Initial Purchaser and counsel for the Initial Purchaser shall have the right to make reasonable inquiries into the business of the Trust, the Company and its subsidiaries. The Offerors also agree to provide information to each prospective Subsequent Purchaser of Capital Securities who so requests concerning the Trust, the Company and its subsidiaries (to the extent that such information is available or can be acquired and made available to prospective Subsequent Purchasers without unreasonable effort or expense and to the extent the provision thereof is not prohibited by applicable law) and the terms and conditions of the offering of the Securities, as provided in the Offering Memorandum.

          (ii)  Integration. The Offerors agree that they will not and will
                -----------
cause their Affiliates not to make any offer or sale of securities of the Offerors of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the 1933 Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Capital Securities by the Trust to the Initial Purchaser, (ii) the resale of the Capital Securities by the Initial Purchaser to Subsequent Purchasers or (iii) the resale of the Capital Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the 1933 Act provided by Section 4(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.

          (iii) Rule 144A Information.  The Company agrees that, in order to
                ---------------------
render the Capital Securities eligible for resale pursuant to Rule 144A under the 1933 Act, while any of the Capital Securities remain outstanding, the Company will make available, upon request, to any holder of Capital Securities or prospective purchasers of Capital Securities the information specified in Rule 144A(d)(4), unless such information is furnished to the Commission pursuant to Section 13 or 15(d) of the 1934 Act (such information, whether made available to holders or prospective purchasers or furnished to the Commission, is herein referred to as "Additional Information").

          (iv)  Restriction on Repurchases. Until the expiration of two years
                --------------------------
(or such shorter period as may hereafter be referred to in Rule 144(k) (or similar successor rule)) after the original issuance of the Capital Securities, the Offerors will not, and will use its reasonable best efforts to cause their Affiliates not to, purchase or agree to purchase or otherwise acquire any Capital Securities which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the 1933 Act), whether as beneficial owner or otherwise, unless, immediately upon any such purchase, the Offerors or any Affiliate shall submit such securities to the Trustee for cancellation.

          (v) The Initial Purchaser represents and warrants to, and agrees with, the Company that it is a Qualified Institutional Buyer (as defined in Section 6(a)(i)) and an Institutional Accredited Investor (as defined in Section 6(a)(i)).

     (c) Resale Pursuant to Rule 903 of Regulation S or Rule 144A. The Initial Purchaser understands that the Capital Securities have not been and will not be registered under the 1933 Act and may not be offered or sold within the United States or to, or for the account or benefit of U.S. persons except in accordance with Regulation S under the 1933 Act or pursuant to an exemption from the registration requirements of the 1933 Act. The Initial Purchaser represents and agrees that, except as permitted below, it has offered and sold Capital Securities and will offer and sell Capital Securities (i) as part of their distribution at any time and (ii) otherwise until forty days after the later of the date upon which the offering of the Capital Securities commences and the Closing Time, only in accordance with Rule 903 of Regulation S or Rule 144A under the 1933 Act or to Institutional Accredited Investors. Accordingly, neither the Initial Purchaser, its Affiliates nor any persons acting on their behalf have engaged or will engage in any directed selling efforts with respect to Capital Securities, and the Initial Purchaser, its Affiliates and any person acting on their behalf have complied and will comply with the offering restriction requirements of Regulation S. The Initial Purchaser agrees that, at or prior to confirmation of a sale of Capital Securities (other than a sale of Capital Securities pursuant to Rule 144A or to Institutional Accredited Investors), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it or through it during the restricted period a confirmation or notice to substantially the following effect:

               "The Securities covered hereby have not been registered under the United States Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to or for the account or benefit of U.S. persons (i) as part of their distribution at any time and
          (ii) otherwise until forty days after the later of the date upon which the offering of the Securities commenced and the date of closing, except in either case in accordance with Regulation S or Rule 144A under the Securities Act. Terms used above have the meaning given to them by Regulation S."

     Terms used in the above paragraph have the meanings given to them by Regulation S.

     The Initial Purchaser severally represents and agrees that it has not entered and will not enter into any contractual arrangements with respect to the distribution of the Capital Securities, except with its affiliates or with the prior written consent of the Offerors.

     (d) Compliance with United Kingdom Law. The Initial Purchaser represents and agrees that (i) it has not offered or sold and, prior to the expiration of the period of six months from the date hereof, will not offer or sell any Capital Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Capital Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on, and (iii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to any Capital Securities in, from or otherwise involving the United Kingdom.

     (e) Compliance with Other Laws. The Initial Purchaser acknowledges that no action has been taken to permit a public offering of the Capital Securities in any jurisdiction outside of the United States where action would be required for such purpose. The Initial Purchaser agrees that it will not offer or sell any Capital Securities in any jurisdiction outside of the United States except under circumstances that will result in compliance with all applicable laws thereof.

     SECTION 7.  Indemnification.
                 ---------------

     (a) Indemnification of Initial Purchaser. The Offerors agree to jointly and severally indemnify and hold harmless the Initial Purchaser and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact included in the Preliminary Offering Memorandum or the Final Offering Memorandum (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission referred to in clause (i) above, or any such alleged untrue statement or omission referred to in clause
(i) above; provided that (subject to Section 7(c) below) any such settlement is effected with the written consent of the Offerors; and

          (iii) against any and all expense whatsoever, as incurred (including, subject to the third sentence of Section 7(c) hereof, the reasonable fees and disbursements of counsel chosen by the Initial Purchaser), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission referred to in clause (i), or any such alleged untrue statement or omission referred to in clause (i), to the extent that any such expense is not paid under (i) or (ii) above;

     provided, however, that (A) this indemnity agreement shall not apply to any
     --------  -------
loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Offerors by the Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Final Offering Memorandum (or any amendment or supplement thereto) and (B) the Offerors shall not be liable to the Initial Purchaser or any controlling person with respect to any untrue statement or allege untrue statement or omission or alleged omission in the Preliminary Offering Memorandum to the extent that any such loss, liability, claim, damage or expense of the Initial Purchaser or controlling person results from the fact that the Initial Purchaser sold Capital Securities to a person to whom there was not sent or given a copy of the Final Offering Memorandum if the Company had previously furnished copies of the Final Offering Memorandum to the Initial Purchaser and the loss, liability, claim, damage or expense of the Initial Purchaser or controlling person results from an untrue statement or omission of a material fact contained in the Preliminary Offering Memorandum which was corrected in the Final Offering Memorandum.

     (b) Indemnification of Offerors, Directors and Officers. The Initial Purchaser agrees, severally, to indemnify and hold harmless the Company, its directors and officers, the Trust, each of the Administrative Trustees and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Final Offering Memorandum (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser expressly for use in the Final Offering Memorandum (or any amendment or supplement thereto).

     (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action; or, if it so elects within a reasonable time after receipt of such notice, to assume the defense of any suit brought to enforce any such claim; but if it so elects to assume the defense, such defense shall be conducted by counsel chosen by it and approved by the indemnified parties or any person or persons controlling the respective indemnified parties, defendant or defendants in any suit so brought, which approval shall not be unreasonably withheld. In the event that an indemnifying party elects to assume the defense of any such suit and retain such counsel, the indemnified party or parties or such controlling person or persons shall bear the fees and expenses of any additional counsel thereafter retained by such indemnified party or parties or controlling person; provided, however, that the indemnified party or parties shall have the right to employ counsel (in addition to local counsel) to represent the indemnified party or parties or any such controlling person who may be subject to liability arising out of any action in respect of which indemnity may be sought against the indemnifying party if, in the reasonable judgment of counsel for the indemnified party or parties, there may be a conflict of interest such that multiple representation would violate the Code of Professional Responsibility or like governing rules, in which event the fees and expenses of appropriate separate counsel shall be borne by the indemnifying party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification could be sought under this
Section 7 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     SECTION 8.  Contribution. In order to provide for just and equitable
                 ------------
contribution in circumstances under which the indemnification provided for in
Section 7 hereof is for any reason held to be unenforceable by an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors on the one hand and the Initial Purchaser on the other hand from the offering of the Capital Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors, on the one hand, and of the Initial Purchaser, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Offerors on the one hand and the Initial Purchaser on the other hand in connection with the offering of the Capital Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Capital Securities pursuant to this Agreement (before deducting expenses) received by the Offerors and the total commission received by the Initial Purchaser, bear to the aggregate initial offering price of the Capital Securities.

     The relative fault of the Offerors, on the one hand, and the Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Offerors or by the Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Offerors and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Initial Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 8, the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Capital Securities purchased by it and distributed to the public were offered to the public exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 8, each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Initial Purchaser, and each officer and director of the Company, each Administrative Trustee of the Trust, and each person, if any, who controls the

Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company and the Trust.

     SECTION 9.  Representations, Warranties and Agreements to Survive Delivery.
                 --------------------------------------------------------------
All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or trustees of the Trust submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchaser or controlling person, or by or on behalf of the Trust or the Company, and shall survive delivery of the Capital Securities to the Initial Purchaser.

     SECTION 10. Termination of Agreement.
                 ------------------------

     (a) The Initial Purchaser may terminate this Agreement, by notice to the Company, at any time at or prior to each Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust or the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or elsewhere, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Initial Purchaser, impracticable to market the Capital Securities or to enforce contracts for the sale of the Capital Securities, or
(iii) if trading in any securities of the Company has been suspended or limited by the Commission, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the over-the-counter market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal, New York or Pennsylvania authorities.

     (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 7 and 8 shall survive such termination and remain in full force and effect.

     SECTION 11. Notices. All notices and other communications hereunder shall
                 -------
be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchaser shall be directed to the Initial Purchaser at Keefe, Bruyette & Woods, Inc., Two World Trade Center, New York, New York 10048, Attention of
Emmett J. Daly, with a copy to Brown & Wood LLP, One World Trade Center, 58th Floor, New York, New York 10048, Attention of Michael Kohler, Esq.; notices to the Offerors shall be directed to First Commonwealth Financial Corporation, 22 North Sixth Street, Indiana, Pennsylvania 15701, Attention of Chief Financial Officer, with a copy to Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, Pennsylvania 19103, Attention of Robert M. Jones, Jr., Esq.

     SECTION 12.  Parties.  This Agreement shall inure to the benefit of and be
                  -------
binding upon the Initial Purchaser and the Offerors and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchaser and the Offerors and their respective successors and the controlling persons and officers, directors and administrative trustees referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchaser and the Offerors and their respective successors, and said controlling persons and officers, directors and administrative trustees and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from the Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

     SECTION 13.  GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY
                  ----------------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SECTION 14.  Effect of Headings. The Article and Section headings herein
                  ------------------
and the Table of Contents are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Initial Purchaser and the Offerors in accordance with its terms. The execution and delivery of this Agreement by the Offerors and its acceptance, execution and delivery by or on behalf of the Initial Purchaser may be evidenced by an exchange of telecopied or other written communications.

Very truly yours,


                                        FIRST COMMONWEALTH FINANCIAL
                                        CORPORATION


                                        By /s/ John J. Dolan
                                          --------------------------------------
                                        Name: John J. Dolan
                                             -----------------------------------
                                        Title: Senior Vice President & Chief
                                              ----------------------------------
                                               Financial Officer
                                              ----------------------------------


                                        FIRST COMMONWEALTH CAPITAL TRUST I


                                        By  FIRST COMMONWEALTH FINANCIAL
                                            CORPORATION

                                            as Sponsor


                                        By /s/ John J. Dolan
                                          --------------------------------------
                                        Name: John J. Dolan
                                             -----------------------------------
                                        Title: Senior Vice President & Chief
                                              ----------------------------------
                                               Financial Officer
                                              ----------------------------------


CONFIRMED AND ACCEPTED,
as of the date first above written:

KEEFE, BRUYETTE & WOODS, INC.


By /s/ Emmett J. Daly
   ----------------------------
   Authorized Signatory

                                  SCHEDULE A



                                                       Number of Capital
     Name of Initial Purchaser                             Securities
     -------------------------                           --------------

Keefe, Bruyette & Woods, Inc.......................          35,000
                                                             ------

Total..............................................          35,000
                                                             ======

                                    Sch A-1

                                   EXHIBIT A


                     Opinion of Drinker Biddle & Reath LLP

                                                        September 8, 1999



KEEFE, BRUYETTE & WOODS, INC.
Two World Trade Center
New York, New York 10048


Ladies and Gentlemen:

          We have acted as special counsel to First Commonwealth Financial Corporation, a Pennsylvania corporation (the "Company"), and First Commonwealth Capital Trust I, a Delaware business trust (the "Trust"), in connection with the execution and delivery of the Purchase Agreement dated as of September 2, 1999 (the "Purchase Agreement"), among the Company, the Trust and you as the Initial Purchaser, and in connection with the consummation of the transactions contemplated thereby to occur. This opinion is being delivered to you pursuant to Section 5(a) of the Purchase Agreement at the closing thereunder that is being held today (the "Closing"). Capitalized terms not defined herein shall have the meanings assigned to them in the Purchase Agreement, except that as used in this Opinion, the term "Operative Documents" means the Amended and Restated Declaration of Trust by and among the Administrative Trustees (as defined therein), The Chase Manhattan Bank, Chase Manhattan Bank Delaware and the Company, the Series A Capital Securities Guarantee Agreement ("Capital Securities Guarantee") by and between the Company and The Chase Manhattan Bank, the Common Securities Guarantee Agreement executed by the Company, the Registration Rights Agreement (the "Registration Rights Agreement") by and among the Company, the Trust and you, the Indenture ("Indenture") by and between the Company and The Chase Manhattan Bank, the Debenture Subscription Agreement ("Debenture Subscription Agreement") by and between the Company and the Trust, and the Common Securities Subscription Agreement by and between the Company and the Trust (the "Common Securities Agreement"), each such agreement dated as of the date hereof.

          In our capacity as special counsel to the Company and the Trust, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the Preliminary and Final Offering Memorandum, the Operative Documents, the Capital Securities, and the Subordinated Debentures and such corporate records and other agreements, documents and instruments, and such certificates or comparable documents of public officials and officers and representatives of the Trust, the Company and its subsidiaries, and have made such inquiries of such officers and representatives and have considered such matters of law as we have deemed appropriate as the basis for the opinions hereinafter set forth.

KEEFE, BRUYETTE & WOODS, INC.
September 8, 1999
Page 2

          In all cases, we have assumed the legal capacity of natural persons, the genuineness of signatures, the authenticity of documents submitted as originals, the conformity to authentic original documents of documents submitted to us as copies and the accuracy and completeness of all corporate records and other information made available to us by the Company and the Trust. We have further assumed that the Purchase Agreement, each Operative Document, the Capital Securities, and the Subordinated Debentures have been duly authorized, executed and delivered by, and are the legal, valid and binding obligation of, all parties thereto other than the Company and the Trust. In this regard, we understand that you have received the opinions dated the date hereof of (i) Richards, Layton & Finger P.A. (the "RLF Opinion") as to the formation of the Trust, the authorization, execution, and delivery of the Operative Documents to which it is a party by the Trust, the validity and binding nature of the Operative Documents as to the Trust, the authorization and issuance of the Capital Securities by the Trust and such other matters as you have requested and
(ii) David R. Tomb, Jr. as to certain matters relating to the Company and its various subsidiaries. While we have reviewed these opinions and believe that you are justified in relying upon them, we offer no opinion as to the matters covered therein or thereby, except as expressly noted herein.

          As to questions of fact material to this opinion and not independently verified by us, we have relied exclusively upon the accuracy of the representations and warranties made by the parties in the Purchase Agreement and the Operative Documents and on certificates and other comparable documents of officers and representatives of the Company and the Trust, upon statements made to us in discussions with the Company's and the Trust's management and upon certificates of public officials. Statements made herein "to the best of our knowledge" or with respect to matters "known to us" are based solely on information actually known to those lawyers currently practicing with this firm and engaged in the representation of the Company and the Trust in connection with the transactions contemplated by the Purchase Agreement and the Operative Documents to occur at the Closing. Except as set forth herein, we have not undertaken any independent investigation of factual matters.

          Based on the foregoing, and subject to the qualifications, limitations and assumptions stated herein, we are of the opinion that:

          (a) The Company is a corporation validly subsisting under the laws of the Commonwealth of Pennsylvania.

          (b) The Company has the corporate power and authority to conduct its business and to own, lease, and operate its properties as described in the Final Offering Memorandum. The Company has the corporate power and authority to enter into and perform its obligation under the Purchase Agreement and the Operative Documents to which it is a party.

KEEFE, BRUYETTE & WOODS, INC.
September 8, 1999
Page 3


               (c) The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

               (d) Each of the First Commonwealth Bank and Southwest Bank (collectively, the "Banks") is a corporation validly subsisting under the laws of the Commonwealth of Pennsylvania. Each of the Banks has the corporate power to own, lease, and operate its properties and to conduct its business as described in the Final Offering Memorandum. Each of the Company's subsidiaries, other than the Banks and Commonwealth Trust Credit Life Insurance Company, is a corporation validly subsisting under the laws of the Commonwealth of Pennsylvania.

               (e) The stockholders of the Company, the Banks and the Company's other subsidiaries (other than Commonwealth Trust Credit Life Insurance Company) have no preemptive rights under the Pennsylvania Business Corporation Law of 1988, as amended, or the Company's articles of incorporation or bylaws.

               (f) The Purchase Agreement and each of the Operative Documents to which the Company is a party have been duly authorized, executed, and delivered by the Company.

               (g) The Subordinated Debentures and the Exchange Subordinated Debentures, if any, have been duly authorized for issuance by the Company.

               (h) Each of the Operative Documents to which it is a party constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles (regardless of whether considered in a proceeding in equity or at law) (the "Specified Exceptions").

               (i) The Exchange Capital Securities Guarantee, would, if issued on the date hereof, in the Exchange Offer as contemplated in the Registration Rights Agreement constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the Specified Exceptions.

               (j) The Subordinated Debentures and the Exchange Subordinated Debentures, if any, have been duly authorized for issuance by the Company. The Subordinated Debentures, when executed, authenticated and delivered in the manner provided for in the Indenture and delivered against payment therefor as contemplated by the Debenture Subscription Agreement, will be duly executed and delivered by the Company and constitute valid and binding obligations

     KEEFE, BRUYETTE & WOODS, INC.
     September 8, 1999
     Page 4

     of the Company entitled to the benefits of the Indenture and will be enforceable against the Company in accordance with their terms, subject to the Specified Exceptions. The Exchange Subordinated Debentures, if any, would, if executed and authenticated and delivered on the date hereof in the manner provided for in the Indenture and issued in the Exchange Offer as contemplated in the Registration Rights Agreement, constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and be enforceable against the Company in accordance with their terms, subject to the Specified Exceptions.

          (k) The form of Initial Securities are accurately described, in all material respects, in the Final Offering Memorandum, and such description is consistent, in all material respects, with the terms thereof set forth in the instruments defining the same.

          (l) The statements in the Offering Memorandum under the captions "The Trust," "Description of Capital Securities." "Description of Junior Subordinated Debentures," "Description of the Capital Securities Guarantee" and "Relationship Among the Capital Securities, the Junior Subordinated Debentures and the Capital Securities Guarantee," to the extent that such statements constitute matters of law or legal conclusions, are accurate and fairly present the information disclosed therein in all material respects.

          (m) (A) Assuming that (i) each of the Trust's and the Company's representations and warranties contained in Sections 1(i), (xxxvii) and (xxxix) of the Purchase Agreement is true and correct and (ii) the Capital Securities are sold in the manner contemplated by, and in accordance with, the Agreement, the Declaration and the Final Offering Memorandum, it is not necessary in connection with the offer, sale and delivery of the Capital Securities by the Trust to register the Capital Securities under the Securities Act of 1933, as amended, or to qualify the Indenture under the Trust Indenture Act of 1939, as amended, and (B) no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required in connection with the execution or delivery by the Company or the Trust of the Operative Documents or the performance by the Company or the Trust of the transactions contemplated thereby, except for such filings and approvals as may be necessary under federal or state securities laws in connection with the Exchange Offer (as defined in the Registration Rights Agreement) or a Shelf Registration Statement (as defined in the Registration Rights Agreement).

          (n) To the best of our knowledge, there are no statutes or regulations, or any pending or threatened legal or governmental proceedings, required to be described in the documents incorporated by reference in the Final Offering Memorandum that are not described as required.

KEEFE, BRUYETTE & WOODS, INC.
September 8, 1999
Page 5


          (o) The descriptions in the Final Offering Memorandum of the statutes, regulations, legal or governmental proceedings and the Operative Documents therein described are accurate and fairly discuss in all material respects the information shown.

          (p) The execution and delivery of each of the Operative Documents, as applicable, by the Company or the Trust, the issuance and delivery of the Subordinated Debentures, the Capital Securities, the Common Securities and the consummation by the Company and the Trust of the transactions contemplated by the Operative Documents and the compliance by the Company and the Trust with the terms of each of the Operative Documents, as applicable, (A) do not and will not result in any violation of the Articles of Incorporation or Bylaws of the Company and (B) and do not and will not conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of, any lien, charge or encumbrance upon any property or assets of the Trust or the Company or any of its subsidiaries under, (i) any indenture, mortgage or loan agreement or any other agreement or instrument, known to us, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries may be bound or to which any of their properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise), (ii) any existing law, rule or regulation applicable to the Company, the Trust or their respective assets or properties (other than the securities or blue sky laws of the various states, as to which we express no opinion), (iii) any judgment, order or decree known to us of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or its subsidiaries or any of their respective properties, assets or operations, or (iv) the Declaration or the Certificate of Trust, dated as of August 16, 1999, of the Trust certified by the Secretary of State of the State of Delaware.

          (q) Assuming that each of the Company and the Trust has complied, and will comply, with each of its respective covenants contained in the Purchase Agreement and the Operative Documents, and that each of the transactions contemplated by the Final Offering Memorandum is consummated by the Company and the Trust as described therein, neither the Company nor the Trust is, or immediately following consummation of the transactions contemplated by the Purchase Agreement will be, required to be registered under the Investment Company Act of 1940, as amended.

          (r) The documents incorporated by reference in the Final Offering Memorandum (except for the financial statements, schedules and other financial, statistical or accounting data included or incorporated by reference therin, as to which we express no opinion) as of the dates they were filed with the Securities and Exchange Commission and as of

     KEEFE, BRUYETTE & WOODS, INC.
     September 8, 1999
     Page 6

     the date of the Purchase Agreement, complied as to form in all material respects to the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          (s) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act.

          (t) Under the Delaware Business Trust Act and the Declaration, the Trust has the power and authority to (A) execute and deliver, and to perform its obligations under, the Operative Documents to which it is a party, (B) issue and perform its obligations under the Capital Securities, the Exchange Capital Securities, if any, and the Common Securities and (C) and hold the Subordinated Debentures and the Exchange Subordinated Debentures, if any.

          (u) The Declaration has been duly authorized, executed, and delivered by the Company and constitutes a valid and binding obligation of the Company and the Administrative Trustees and is enforceable against the Company and such Administrative Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer or coveyance, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles (regardless of whether considered in a proceeding in equity or at law).

          (v) The Capital Securities and the Exchange Capital Securities, if any, have been duly authorized for issuance by the Trust; and the Capital Securities when executed, authenticated and delivered in the manner provided for in the Declaration and paid for in accordance with the Agreement, and the Exchange Capital Securities, if any, when executed, authenticated and delivered in the manner provided for in the Declaration and issued in the Exchange Offer to the Exchange Capital Securities Holders as contemplated in the Registration Rights Agreement, will be, subject to the qualifications set forth in clause (w) below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust and will entitle the holders thereof to the benefits of the Declaration, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles (regardless of whether considered in a proceeding in equity or at law).

          (w) The holders of the Capital Securities and the Exchange Capital Securities, if any, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; it being understood, however, that the holders of the Capital Securities and the Exchange Capital Securities, if any, may be obligated, pursuant to the Declaration, to (A) provide

     KEEFE, BRUYETTE & WOODS, INC.
     September 8, 1999
     Page 7

     indemnity and/or security in connection with and pay a sum sufficient to cover taxes or governmental charges (or other expenses) arising from transfers or exchanges of Capital Securities certificates or Exchange Capital Securities certificates, if any, and the issuance of replacement Capital Securities certificates and Exchange Capital Securities certificates, if any, and (B) provide security and/or indemnity in connection with requests of or directions to the Property Trustee and to exercise its rights and powers under the Declaration.

          (x) Under the Delaware Business Trust Act and the Declaration, the issuances of the Capital Securities and the Exchange Capital Securities, if any, will not be subject to preemptive rights.

          (y) The Purchase Agreement and each of the Operative Documents to which the Trust is a party has been duly authorized, executed and delivered by the Trust.

          Finally, we advise you that we have participated in conferences with officers and other representatives of the Company and the Trust and the Company's general counsel and accountants and representatives of the Initial Purchaser at which the contents of the Offering Memorandum and related matters were discussed, but we have not undertaken to investigate or verify independently, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, other than those legal matters referred to in clauses
     (k), (l) and (o) above. On the basis of the foregoing (relying as to materiality to the extent we deemed appropriate upon the opinions of officers and other representatives of the Company), we do not believe that the Final Offering Memorandum, as of its date or the date hereof, contained or contains an untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that we express no view as to the financial statements and the schedules and notes thereto or other financial or statistical data included in (or incorporated by reference into) the Final Offering Memorandum).

          The opinions above are limited to (i) the laws of the Commonwealth of Pennsylvania and the federal laws of the United States of America, (ii) in the case of our opinions in paragraphs (h), (i), and (j) relating to the validity, binding nature, and enforceability of the Operative Documents (other than the Registration Rights Agreement and the Common Securities Subscription Agreement, which are discussed below). Subordinated Debentures, Exchange Subordinated Debentures, and Exchange Capital Securities Guarantee, the law of the State of New York and (iii) in the case of our opinions in paragraphs (s), (t), (u), (v), (w), (x), and (y) relating to the formation of the Trust, the authorization, execution and delivery of the Operative Documents to which it is a party by the Trust, the valid and binding nature of the

KEEFE, BRUYETTE & WOODS, INC.
September 8, 1999
Page 8

Operative Documents as to the Trust, the authorization and issuance of the Capital Securities by the Trust and other related matters, the law of the State of Delaware.

     With respect to all matters of New York law, we have relied with your approval exclusively upon the opinion of Akin, Gump, Strauss, Hauer & Feld LLP ("AG Opinion") dated September 8, 1999 and attached hereto as Annex A. Our opinions in paragraphs (h), (i), and (j) are subject to the same assumptions, qualifications, and limitations with respect to the matters contained therein as are contained in the AG Opinion. With respect to all matters of Delaware law, we have relied with your approval exclusively upon the RLF Opinion attached hereto as Annex B. To the extent that our opinions in paragraphs (k) and (l) could be construed to constitute opinions as to matters of Delaware law, we have relied upon RLF Opinion referred to above. Our opinions in paragraphs (k) and (l), to the extent applicable, (p)(B) (as such opinion relates to the Trust), (p)(C), (s), (t), (u), (v), (w),
(x) and (y) are subject to the same assumptions, qualifications, and limitations with respect to the matters contained therein as are contained in the RLF Opinion.

     We note that each of the Registration Rights Agreement and the Common Securities Subscription Agreement provides that it is governed by the laws of the State of New York. We are not familiar with those laws and express no opinion about them. With your permission, we have assumed solely for purposes of this Opinion, that the Registration Rights Agreement and Common Securities Subscription Agreement will be governed by the laws of the Commonwealth of Pennsylvania notwithstanding their express terms. We express no opinion about what law will actually govern such agreements.

     We offer no opinion as to the state securities or "Blue Sky" laws or as to the antitrust laws of any jurisdiction.

     This letter is furnished by us solely for your benefit in connection with the transactions referred to in the Purchase Agreement and may not be circulated to, or relied upon by, any other person. We further advise you that the opinions given herein are given as of the date hereof, limited by facts, circumstances, and laws in effect as of such date, and that by rendering these opinions we undertake no obligation to advise you with respect to any changes thereto.

                                         Very truly yours,

                                         /s/ Drinker Biddle & Reath LLP
                                         DRINKER BIDDLE & REATH LLP

                                   EXHIBIT B


              Form of Opinion of Richards, Layton & Finger P.A.

            [LETTERHEAD OF RICHARDS, LAYTON & FINGER APPEARS HERE]


                               September 8, 1999


Keefe, Bruyette & Woods, Inc.
Two World Trade Center
New York, NY 10048

          Re:    First Commonwealth Capital Trust I
                 ----------------------------------

Ladies and Gentlemen:

          We have acted as special Delaware counsel for First Commonwealth Financial Corporation, a Pennsylvania corporation ("First Commonwealth"), and First Commonwealth Capital Trust I. a Delaware business trust (the "Trust"), in connection with the matters set forth herein. At you request, this opinion is being furnished to you.

          For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

          (a) The Certificate of Trust of the Trust, dated as of August 16, 1999 (the "Certificate"), as filed in the office of the Secretary of State of the State of Delaware (the "Secretary of State") on August 16, 1999:

          (b) The Declaration of Trust of the Trust, dated as of August 16, 1999, among First Commonwealth, as sponsor, and the trustees of the Trust named therein:

          (c) The Amended and Restated Declaration of Trust of the Trust, dated as of September 8, 1999 (including Annex I and Exhibits A-1 and A-2 thereto) (the "Declaration"), among First Commonwealth, as sponsor, the trustees of the Trust named therein (the "Trustees") and the holders, from time to time, of undivided beneficial interests in the assets of the Trust:

Keefe, Bruyette & Woods, Inc.
September 8, 1999
Page 2


          (d) The Purchase Agreement, dated September 2, 1999 (the "Purchase Agreement"), among First Commonwealth, the Trust and Keefe, Bruyette & Woods, Inc. (the "Initial Purchaser");

          (e) The Registration Rights Agreement, dated September 8, 1999 (the "Registration Agreement"), among First Commonwealth, the Trust and the Initial Purchaser;

          (f) The Debenture Subscription Agreement, dated as of September 8, 1999 (the "Debenture Agreement"), between First Commonwealth and the Trust;

          (g) The Common Securities Subscription Agreement, dated as of September 8, 1999 (the "Common Securities Agreement"), between First Commonwealth and the Trust;

          (h) The Offering Memorandum, dated September 2, 1999, (the "Offering Memorandum"), relating to the 9.50% Series A Capital Securities of the Trust, representing undivided beneficial interests in the assets of the Trust (each, a "Capital Security" and collectively, the "Capital Securities"); and

          (i) A Certificate of Good Standing for the Trust, dated September 8, 1999, obtained from the Secretary of State.

          Capitalized terms used herein and not otherwise defined are used as defined in the Declaration.

          For purposes of this opinion, we have not reviewed any documents other than the documents listed or referred to in paragraphs (a) through (i) above. In particular, we have not reviewed any document (other than the documents listed or referred to in paragraphs (a) through (i) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

          With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

          For purposes of this opinion, we have assumed (i) that the Declaration constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation, and termination of the Trust, and that the Declaration and the Certificate are in full force and effect, have not been amended and no amendment of the Declaration or the Certificate is pending or has been proposed, (ii) except to

Keefe, Bruyette & Woods, Inc.
September 8, 1999
Page 3

the extent provided in paragraph 1 below, that each of the parties to the documents examined by us has been duly created, formed, or organized, as the case may be, and is validly existing in good standing under the laws of the jurisdiction governing its creation, formation or organization, (iii) the legal capacity of each natural person who is a party to the documents examined by us,
(iv) except to the extent set forth in paragraph 2 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) except to the extent provided in paragraph 3 below, that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents, (vi) the receipt by each Person to whom a Capital Security is to be issued by the Trust (the "Capital Security Holders") of a Capital Securities Certificate (substantially in the form attached to the Declaration as Exhibit A-1) for the Capital Security and the payment for the Capital Security acquired by it, in accordance with the Declaration, and as described in the Offering Memorandum, (vii) that the Capital Securities are issued and sold to the Capital Security Holders in accordance with the Declaration, and as described in the Offering Memorandum, (viii) the receipt by the Persons (the "Exchange Security Holders") to whom a Series B Capital Security of the Trust representing common undivided beneficial interests in the assets of the Trust (each, an "Exchange Security" and collectively, the "Exchange Securities") of a Capital Securities Certificate (substantially in the form attached to the Declaration as Exhibit A-1) for the Exchange Security and the payment for the Exchange Security acquired by it, in accordance with the Declaration, and as described in the Offering Memorandum, (ix) that the Exchange Securities are issued and sold to the Exchange Security Holders in accordance with the Declaration, and as described in the Offering Memorandum, (x) that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Business Trust Act, 12 Del. C. (S) 3801, et seq. (the "Business Trust Act"), and filing
              -------           -- ---
documents with the Secretary of State) or employees in the State of Delaware, and (xi) that the Trust is treated as a grantor trust for federal income tax purposes. We have not participated in the preparation of the Offering Memorandum and assume no responsibility for its contents.

     This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

     Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that

Keefe, Bruyette & Woods, Inc.
September 8, 1999
Page 4

          1. The Trust has been duly created and is validly existing in good standing as a business trust under the Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made.

          2. Under the Business Trust Act and the Declaration, the Trust has the trust power and authority (a) to execute and deliver, and to perform its obligations under, the Purchase Agreement, the Registration Agreement, the Debenture Agreement and the Common Securities Agreement, (b) to issue and perform its obligations under the Capital Securities, the Exchange Capital Securities and the Common Securities, and (c) to purchase and hold the Subordinated Debentures and the Exchange Subordinated Debentures (as defined in the Purchase Agreement).

          3. Under the Business Trust Act and the Declaration, the execution and delivery by the Trust of the Purchase Agreement, the Registration Agreement, the Debenture Agreement and the Common Securities Agreement and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary trust action on the part of the Trust.

          4. The Declaration constitutes a valid and binding obligation of First Commonwealth and the Trustees, and is enforceable against First Commonwealth and the Trustees, in accordance with its terms.

          5. The Capital Securities have been duly authorized by the Declaration and are duly and validly issued and are, and the Exchange Capital Securities, when duly executed, authenticated and delivered in the manner provided in the Declaration and issued in the Exchange Offer to the Exchange Security Holders as contemplated by the Registration Agreement, will be, subject to the qualifications set forth herein, fully paid and nonassessable undivided beneficial interests in the assets of the Trust. The Capital Security Holders and the Exchange Security Holders will be entitled to the benefits of the Declaration and, as beneficial owners of the Trust, are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Capital Security Holders and the Exchange Security Holders may be obligated, pursuant to the Declaration, to (a) provide indemnity and/or security in connection with and pay a sum sufficient to cover taxes or governmental charges (or other expenses) arising from transfers or exchanges of Capital Securities certificates or Exchange Securities certificates, and the issuance of replacement Capital Securities certificates or Exchange Securities certificates, and (b) provide security and/or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Declaration. Under the Business Trust Act and the Declaration, the issuance of the Capital Securities and Exchange Securities is not subject to preemptive or other similar rights.

Keefe, Bruyette & Woods, Inc.
September 8, 1999
Page 5

          6. The issuance and sale by the Trust of the Securities, the execution, delivery and performance by the Trust of the Purchase Agreement, the Registration Agreement, the Debenture Agreement and the Common Securities Agreement, the consummation by the Trust of the transactions contemplated therein and the compliance by the Trust with its obligations thereunder do not violate (a) any of the provisions of the Certificate or the Declaration or (b) any applicable Delaware law or Delaware administrative regulation.

          7. No filing or registration with, or authorization, approval, consent, license, order, qualification or decree of, any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely as a result of the issuance and sale of the Capital Securities, the execution, delivery and performance by the Trust of the Purchase Agreement, the Registration Agreement, the Debenture Agreement and the Common Securities Agreement, the consummation by the Trust of the transactions contemplated in Purchase Agreement, the Registration Agreement, the Debenture Agreement and the Common Securities Agreement or the compliance by the Trust of its obligations thereunder.

          8. The Capital Security Holders (other than those Capital Security Holders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

          9. Under the Business Trust Act, the forms of certificates attached to the Declaration as Exhibits A-1 and A-2 are appropriate forms of certificates to evidence ownership of the Capital Securities and the Common Securities, respectively.

          The opinions expressed in paragraph 4 above are subject, as to enforcement, to the effect upon the Declaration of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

          We consent to your relying as to matters of Delaware law upon this opinion in connection with the Purchase Agreement. We also consent to Brown & Wood LLP's and Drinker Biddle & Reath LLP's relying as to matters of Delaware law upon this opinion in connection with opinions to be rendered by them on the date hereof pursuant to the Purchase Agreement. In addition, we consent to The Chase Manhattan Bank's and Chase Manhattan Bank Delaware's relying as to matters of Delaware law upon this opinion in connection with the matters set forth

Keefe, Bruyette & Woods, Inc.
September 8, 1999
Page 6

herein. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

                                             Very truly yours,


                                             /s/ Richards, Layton & Finger PA

                                   EXHIBIT C


             Form of Opinion of Pryor Cashman Sherman & Flynn LLP

        [LETTERHEAD OF PRYOR CASHMAN SHERMAN & FLYNN LLP APPEARS HERE]


                                                         September 8, 1999

Keefe, Bruyette & Woods, Inc.
Two World Trade Center
85/th/ Floor
New York, New York 10048

First Commonwealth Financial
 Corporation
22 North Sixth Street
Indiana, Pennsylvania 15701


          Re:  First Commonwealth Capital Trust I
               ----------------------------------


Ladies and Gentlemen:

     We have acted as special counsel to The Chase Manhattan Bank ("CMB") in connection with the execution and delivery by CMB, (i) as property trustee (in such capacity, the "Property Trustee"), under the Amended and Restated Declaration of Trust dated as of September 8, 1999 (the "Declaration") among First Commonwealth Financial Corporation, as Sponsor, John J. Dolan, R. John Previte and Gerard M. Thomchick, as Administrative Trustees, Chase Manhattan Bank Delaware, as Delaware Trustee, the Property Trustee and the several holders of the 9.50% Capital Securities due September 1, 2029 issued thereunder, (ii) as trustee (in such capacity, the "Indenture Trustee") under the Indenture dated as of September 8, 1999 (the "Indenture") between First Commonwealth Financial Corporation and the Indenture Trustee, and (iii) as capital securities guarantee trustee (in such capacity, the "Guarantee Trustee") under the Series A Capital Securities Guarantee Agreement dated as of September 8, 1999 (the "Guarantee") between First Commonwealth Financial Corporation and the Guarantee Trustee. Unless otherwise defined herein, capitalized terms used herein shall have the same meaning ascribed to them in the Declaration.

     We have examined the Declaration, the Indenture and the Guarantee and originals or photostatic or certified copies of such records of the CMB, certificates of officers of CMB and of public officials, and such other documents as we have deemed relevant and necessary as the basis for the opinions set forth below. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the

Keefe, Bruyette & Woods, Inc.
First Commonwealth Financial
 Corporation
September 8, 1999
Page 2


authenticity of the originals of such latter documents. As to questions of fact material to our opinion, we have relied, without independent investigation or verification, upon statements of fact contained in the documents which we have examined. In rendering the opinions set forth below, we have assumed the due authorization, execution and delivery by the parties thereto (other than CMB) of all documents referred to herein.

     We are admitted to the Bar in the State of New York and we express no opinion as to the laws of any other jurisdiction, except the laws of the United States of America.

     On the basis of the foregoing, we advise you that in our opinion:

     1. CMB has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of New York.

     2. CMB has full corporate trust power and authority to enter into and perform its obligations under the Declaration, the Indenture and the Guarantee.

     3. Each of the Declaration, the Indenture and the Guarantee has been duly authorized by all necessary action and has been duly, executed and delivered by CMB and constitutes a valid and legally binding agreement of CMB, enforceable against CMB in accordance with its terms, subject, as to enforcement of remedies, (a) to applicable bankruptcy, insolvency, reorganization, and other similar laws affecting the rights of creditors generally, and (b) to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     4. The execution and delivery by CMB of the Declaration, the Indenture and the Guarantee and the performance by CMB of its obligations thereunder do not conflict with or result in a violation of the Organization Certificate or By-laws of CMB.

     5. No consent, approval or authorization of, or registration or filing with, any court or governmental agency or body of the United States of America or the State of New York having jurisdiction over the trust powers of CMB is required for the consummation on the part of CMB of any of the transactions contemplated in the Declaration, the Indenture or the Guarantee, except such as have been obtained.

     With respect to the opinions expressed in paragraph 1 above, we have not made any independent investigation of the matters covered thereby, but have relied exclusively upon the

     Keefe, Bruyette & Woods, Inc.
     First Commonwealth Financial
       Corporation
     September 8, 1999
     Page 3


certificate dated September 3, 1999 of the Banking Department of the State of New York, a copy of which is attached hereto (the "Banking Certificate"). For purposes of the opinion expressed in paragraphs 2 and 5 above, we have assumed in reliance exclusively, without independent investigation or verification, upon the Banking Certificate, that CMB has all rights, power and authority permitted to trust companies under Article III of the Banking Law of the State of New York.

     Except as set forth below, the opinions set forth herein are expressed solely for your benefit, and may not, without our express written consent, be relied upon by any other person.

                                        Very truly yours,

                               State of New York

                              Banking Department




     I, P. VINCENT CONLON, Deputy Superintendent of Banks of the State of New York, DO HEREBY CERTIFY:

     THAT, THE CHASE MANHATTAN BANK, is a corporation duly organized and existing under the laws of the State of New York and has its principal office and place of business at 270 Park Avenue, New York, New York. Such corporation is validly existing as a banking organization under the Banking Law of the State of New York. The authorization certificate of such corporation has not been revoked or suspended and such corporation is a subsisting trust company under the supervision of this Department.





WITNESS, my hand and official seal of the Banking Department at the City of New
          York, this 3/rd/ day of September in the Year of Our Lord one thousand nine hundred and ninety-nine




                                             /s/ P. Vincent Conlon
                                            --------------------------------
                                            Deputy Superintendent of Banks.

                      [LETTERHEAD OF CHASE APPEARS HERE]

                               September 8, 1999



Keefe, Bruyette & Woods, Inc.
Two World Trade Center
85/th/ Floor
New York, New York 10048

First Commonwealth Financial
  Corporation
22 North Sixth Street
Indiana, Pennsylvania 15701

RE:   First Commonwealth Capital Trust I

Gentlemen:

I am a Vice President, Secretary and Counsel of Chase Manhattan Bank Delaware, a Delaware banking corporation ("CMBD"). As such counsel, I have made such legal and factual examinations and inquiries, and have reviewed such documents, corporate records, certificates of corporate officers and other instruments of CMBD as I considered necessary for the purposes of the opinions herein.

On the basis of the foregoing, and subject to the qualifications contained herein, I am of the opinion that CMBD has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of Delaware and is duly authorized and empowered to exercise trust powers under applicable Delaware law and to enter into, execute and deliver agreements whereby it is obligated to act as a corporate trustee or to perform fiscal and transfer agency functions.

I am licensed to practice law in the State of Delaware, and, therefore, the foregoing opinion is limited to the laws of the State of Delaware and the federal law of the United States of America in effect on the date hereof, and no opinion is expressed herein as to any matter governed by the laws of any other jurisdiction.

Messrs. Pryor Cashman Sherman & Flynn LLP may rely on this opinion in connection with their opinion delivered to you today. This opinion is limited to the matters expressly set forth, and no opinion is implied or may be inferred beyond the expressed stated herein.

                                            Very truly yours,


                                            /s/ David J. Clark

                                            David J. Clark
                                            Vice President
                                            Secretary & Counsel

                                   EXHIBIT D

                      Opinion of David R. Tomb, Jr., Esq.

[LETTERHEAD OF FIRST COMMONWEALTH FINANCIAL CORPORATION APPEARS HERE]


                                                September 8, 1999

KEEFE, BRUYETTE & WOODS, INC.
Two World Trade Center
New York, NY 10048

Ladies and Gentlemen:

     I am Senior Vice President, Secretary, and Treasurer of First Commonwealth Financial Corporation, a Pennsylvania corporation (the "Company"). I am giving this opinion in connection with the execution and delivery of the Purchase Agreement dated as of September 2, 1999 (the "Purchase Agreement") among the Company, First Commonwealth Capital Trust I (the "Trust") and you as the Initial Purchaser, and in connection with the consummation of the transactions contemplated thereby. This opinion is being delivered to you pursuant to Section 5(e) of the Purchase Agreement at the Closing thereunder that is being held today (the "Closing"). Capitalized terms not defined herein have the meanings assigned to them in the Purchase Agreement.

     I have examined originals or copies, certified or otherwise identified to my satisfaction, of the Preliminary and Final Offering Memorandum, the Purchase Agreement, the Initial Securities, and the Operative Documents, and such corporate records and other agreements, documents and instruments, and such certificates or comparable documents of public officials and officers and representatives of the Trust, the Company and its subsidiaries, and have made such inquiries of such officers and representatives and have considered such matters of law as I have deemed appropriate as the basis for the opinions hereinafter set forth.

     In all cases, I have assumed the legal capacity of natural persons, the genuineness of signatures, the authenticity of documents submitted as originals, the conformity to authentic original documents of documents submitted to me as copies and the accuracy and completeness of all corporate records and other information made available to me by the Company and the Trust. I have further assumed that the Purchase Agreement, each of the Operative Documents, the Capital Securities, and the Subordinated Debentures has been duly authorized, executed and delivered by, and is the legal, valid and binding obligation of, all parties thereto

KEEFE, BRUYETTE & WOODS, INC.
Page 2

     As to questions of fact material to this opinion not independently verified by me, I have relied exclusively upon the accuracy of the representations and warranties made by the parties in the Purchase Agreement and the Operative Documents and on certificates and other comparable documents of officers and representatives of the Company and the Trust, upon statements made to me in discussions with the Company's and the Trust's management and upon certificates of public officials. Statements made herein "to the best of my knowledge" or with respect to matters "known to me" are based solely on information actually known to me in connection with the transactions contemplated by the Purchase Agreement and the Operative Documents to occur at the Closing. Except as otherwise set forth herein, I have not undertaken any independent investigation of actual matters.

     My opinions as to the capitalization of the Company, the Banks (as defined herein) and the Company's other subsidiaries, the authorization, issuance, and ownership of the capital stock of the Company, the Banks and the Company's other subsidiaries, and the absence of pledges, liens, encumbrances, claims, equities or contractual preemptive rights pertaining to such capital stock is based solely upon my review of the corporate records of the Company, the Banks and the Company's other subsidiaries.

     I understand that you are receiving opinions of Drinker Biddle & Realth LLP, special counsel to the Company and the Trust, Aiken, Gump, Strauss, Hauer & Feld LLP, special New York counsel to the Company and the Trust, and Richards, Layton & Finger P.A., special Delaware counsel to the Company and the Trust, dated the date hereof. While I have reviewed those opinions and believe that you are justified in relying upon them, I offer no opinion as to any of the matters covered therein or thereby.

     Based on the foregoing, and subject to the qualifications, limitations and assumptions stated herein, I am of the following opinion:

     (a) The Company has the corporate authority to own, lease and operate its properties and to conduct its business as described in the Final Offering Memorandum.

     (b) The Company possesses the foreign qualifications and all material approvals, authorizations, orders, licenses, certificates, and permits necessary to own, lease and operate its properties and to conduct its business, as described in the Final Offering Memorandum, except to the extent that the failure to have such qualifications and approvals, authorizations, orders, licenses, certificates and permits

KEEFE BRUYETTE & WOODS, INC.
Page 3

would not have a material adverse effect on the condition (financial or otherwise) or earnings, business affairs, or business prospects of the Company and its subsidiaries, considered as one enterprise.

     (c) The Company had at the date indicated in the Final Offering Memorandum a duly authorized capitalization as set forth in the Final Offering Memorandum; all of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable by the Company; and, to my knowledge, the stockholders of the Company have no contractual preemptive rights.

     (d) Each of First Commonwealth Bank and Southwest Bank (collectively, the "Banks") has the respective corporation power and authority to own, lease, and operate its properties and to conduct business as described in the Final Offering Memorandum, and the foreign qualifications and all material approvals, authorizations, orders, licenses, certificates and permits necessary to own, lease and operate its properties and to conduct its business, as described in the Final Offering Memorandum, except where the failure to have such authority, qualifications, approvals, authorizations, orders, licenses, certificates or permits would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise; all of the issued and outstanding capital stock of each Bank has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through a subsidiary, free and clear of any security interest, mortgage, pledge, lien, claim, charge, equity or encumbrance of any kind; and none of such shares was issued in violation of the preemptive rights of any stockholder or warrantholder of any such Bank.

     (e) Each of the Company's subsidiaries other than the Banks and Commonwealth Trust Credit Life Insurance Company, to the extent applicable, is duly qualified as a foreign corporation to transact business in each jurisdiction in which such qualification is required, except for such jurisdictions where the failure to be so qualified would not have a material adverse effect on the business, financial condition, income or business prospects of the Company and its consolidated subsidiaries, considered as one enterprise; all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued and is fully paid and nonassessable: except as set forth or incorporated by reference in the Offering Memorandum, the capital stock of each such subsidiary is owned by the Company, free and clear of any pledge, lien, encumbrance, claim or equity
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KEEFE, BRUYETTE & WOODS, INC.
Page 4


     (f) There are no contracts or documents known to me of a character required to be described or referred to in the documents incorporated by reference in the Final Offering Memorandum that are not described or referred to as required. The descriptions in the Final Offering Memorandum of the contracts and other documents therein described are accurate and fairly discuss in all material respects the information shown.

     (g) To my knowledge, no default by the Company or the Trust exists in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, loan agreement, note, lease or other agreement or instrument that is specifically described or referred to in the Final Offering Memorandum or known to me.

     (h) The execution and delivery of each of the Operative Documents, as applicable, by the Company or the Trust, the issuance and delivery of the Subordinated Debentures, the Capital Securities, the Common Securities and the consummation by the Company and the Trust of the transactions contemplated by the Operative Documents and compliance by the Company and the Trust with the terms of each of the Operative Documents, as applicable, (A) do not and will not result in any violation of the Articles of Incorporation or Bylaws of the Banks, and (B) do not and will not conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of, any lien, charge or encumbrance upon any property or assets of the Trust or the Company or any of its subsidiaries under, (i) any indenture, mortgage or loan agreement or any other agreement or instrument known to me to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries may be bound or to which any of their properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise), or (ii) any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign known to me and having jurisdiction over the Company or its subsidiaries of any of their respective properties, assets or operations.

     In the course of my representation of the Company, I have generally reviewed and discussed the contents of the Offering Memorandum with certain officers and employees of the Company and with the Company's internal counsel and accountants, but have not independently verified, and am not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of any of the statements

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     KEEFE, BRUYETTE & WOODS, INC.
     Page 5

     contained in the Offering Memorandum, except as set forth above in paragraph (f). Nothing, however, has come to my attention that would lead me to believe that the Offering Memorandum (other than the financial statements, schedules and other financial statistical or accounting data included or incorporated by reference therein or omitted therefrom, as to which I express no view), as of its date or the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          I express no opinion concerning the laws of any jurisdiction other than the law of the Commonwealth of Pennsylvania, and the federal law of the United States of America (except as herein provided), and I express no opinion on the "blue sky" laws of any jurisdiction, or on the antitrust laws of any jurisdiction or on the enforceability of any choice of law provision.

          This letter is furnished by me solely for your benefit in connection with the transactions referred to in the Purchase Agreement and may not be circulated to, or relied upon by, any other person. I further advise you that the opinions given herein are given as of the date hereof, limited by facts, circumstances, and laws in effect as of such date, and that by rendering these opinions I undertake no obligation to advise you with respect to any changes thereto.

                                             Very truly yours,


                                             /s/ David R. Tomb. Jr.
                                             David R. Tomb. Jr.